SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]
                  Check the appropriate box:


[ ]  Preliminary Proxy Statement             [ ]  Confidential, for use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         AETNA VARIABLE PORTFOLIOS, INC.
                        AETNA GENERATION PORTFOLIOS, INC.
                             AETNA BALANCED VP, INC.
                                 AETNA GET FUND
                           AETNA VARIABLE ENCORE FUND
                               AETNA INCOME SHARES
                               AETNA VARIABLE FUND

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

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[ ]      Fee paid previously with preliminary materials:

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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

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(4)  Date Filed:

AETNA FUNDS [logo]


                                JANUARY 10, 2002

                             AETNA BALANCED VP, INC.

                        AETNA GENERATION PORTFOLIOS, INC.
                                 Aetna Ascent VP
                               Aetna Crossroads VP
                                 Aetna Legacy VP

                                 AETNA GET FUND
                               Series D   Series K
                               Series E   Series L
                               Series G   Series M
                               Series H   Series N
                               Series I   Series P
                               Series J

                            AETNA INCOME SHARES D/B/A
                                  AETNA BOND VP

                        AETNA VARIABLE ENCORE FUND D/B/A
                              AETNA MONEY MARKET VP

                            AETNA VARIABLE FUND D/B/A
                           AETNA GROWTH AND INCOME VP

                         AETNA VARIABLE PORTFOLIOS, INC.
                                 Aetna Growth VP
                          Aetna Index Plus Large Cap VP
                           Aetna Index Plus Mid Cap VP
                          Aetna Index Plus Small Cap VP
                             Aetna International VP
                             Aetna Small Company VP
                               Aetna Technology VP
                           Aetna Value Opportunity VP

             (each, a "Company," and collectively, the "Companies")


Dear Valued Contract Holder/Participant:

     On behalf of the Boards of Directors/Trustees ("Board") of each, Company or, if applicable, each of its portfolios that are also listed above (each such portfolio is referred to herein as a "Fund" and collectively, where applicable, with those companies that do not have portfolios, the "Funds" or the "Aetna Funds"), we are pleased to invite you to a special meeting of the shareholders ("Special Meeting") of the Aetna Funds to be held at 1:00 p.m., Eastern time, on February 20, 2002, at 10 State House Square, Hartford, Connecticut 06103-3602.

     Aeltus Investment Management, Inc. ("Aeltus"), the investment adviser to each of the Aetna Funds, was acquired in December 2000 by ING Groep N.V. ("ING"). Headquartered in Amsterdam, ING is a global financial institution active in the fields of asset management, insurance and banking. ING has proposed a plan to integrate the operations of the Aetna Funds with the operations of other mutual fund groups managed by other subsidiaries of ING ("ING fund groups"). In this regard, on December 12, 2001, the Board approved a series of measures that would effect the operational integration of the Aetna Funds with the Pilgrim Funds - a group of funds advised by ING

                                                                           [APA]

Pilgrim Investments, LLC ("ING Pilgrim"), another subsidiary of ING. Specifically, the Board approved new investment management agreements with ING Pilgrim and sub-advisory agreements with Aeltus and, for Aetna Technology VP, Elijah Asset Management, LLC. The Board also approved agreements with new service providers for distribution, administration, custody and fund accounting as well as changes in other contractual arrangements to integrate the "back office" or operational aspects for the Aetna Funds with those of the Pilgrim Funds. In addition, the Board approved changes to the names of the Funds. The integrated Aetna and Pilgrim fund groups will be called the "ING Funds."

     Integrating the Aetna and Pilgrim fund groups will involve many changes that require your vote, as described in the enclosed Proxy Statement. Please keep the following in mind when considering the changes:

         THE PEOPLE MANAGING YOUR FUND WILL NOT CHANGE. These proposals will not result in a change in the actual portfolio management personnel who manage your Fund. While Aeltus will become the sub-adviser rather than the adviser to the Aetna Funds (except Aetna Technology VP), Aeltus will continue to have responsibility for day-to-day portfolio management of the Aetna Funds. Likewise, Elijah Asset Management, LLC will continue to have responsibility for day-to-day management of Aetna Technology VP.

         THE OBJECTIVES AND POLICIES OF YOUR FUND WILL NOT CHANGE. Integrating the Aetna Funds with the Pilgrim Funds will involve mostly changes in service providers. While the name of your Fund will change, the investment objectives and policies will remain the same.

         THE ADVISORY FEES PAID BY YOUR FUND WILL NOT INCREASE. Indeed, the integration may result in economies of scale for shareholders that would reduce the expense ratios for some of the Aetna Funds.

     The Board considered the following reasons, among others, in favor of combining the two fund groups:

        o The integration of the fund groups would enable the combining of certain back office functions such as administration, custody and transfer agency services that should lead to decreasing fund expenses per share and permit shareholders to enjoy the benefits of scale. This is because integrating the fund groups permits the Funds to spread their fixed costs over a larger asset base.

        o ING is committed to supporting distribution efforts for the Funds. This offers the Funds the potential to increase their assets, with the long-term potential for even greater economies of scale to be enjoyed by shareholders.

        o The integration would result in a larger fund group that feature various investment styles, strategies and asset classes. This would expand opportunities to exchange within the same fund complex.

        o ING is committed to providing top-tier shareholder services for the integrated fund group. A fully integrated fund group would facilitate ING's ability to render services to shareholders.

     At the Special Meeting you will be asked to consider and approve various proposals, including new investment advisory agreements, in order to effectuate the combining of fund families. These proposals are very important to the completion of our efforts to integrate the two fund families. Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. All of the proposals have been approved by the Board. We are asking you to consider them carefully and cast your vote on the enclosed Proxy Ballot (or authorization card, as applicable) or at the Special Meeting.

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                            IN FAVOR OF THE PROPOSALS.

     The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot or authorization card, as applicable, are enclosed. If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one Proxy Ballot or authorization card, as applicable, for each account. Please vote and return each Ballot or card that you receive.

     We look forward to your attendance at the Special Meeting or to receiving your Proxy Ballot or authorization card, as applicable, so that your shares may be voted at the Special Meeting. If you have any questions, please do not hesitate to call us at 1-866-515-0313.

Sincerely,


/s/J. Scott Fox

J. Scott Fox
President

                            NOTICE OF SPECIAL MEETING
                               OF SHAREHOLDERS OF

                             AETNA BALANCED VP, INC.

                        AETNA GENERATION PORTFOLIOS, INC.
                                Aetna Ascent VP
                               Aetna Crossroads VP
                                 Aetna Legacy VP

                                 AETNA GET FUND
                              Series D     Series K
                              Series E     Series L
                              Series G     Series M
                              Series H     Series N
                              Series I     Series P
                              Series J

                            AETNA INCOME SHARES D/B/A
                                  AETNA BOND VP

                        AETNA VARIABLE ENCORE FUND D/B/A
                              AETNA MONEY MARKET VP

                            AETNA VARIABLE FUND D/B/A
                           AETNA GROWTH AND INCOME VP

                         AETNA VARIABLE PORTFOLIOS, INC.
                                 Aetna Growth VP
                          Aetna Index Plus Large Cap VP
                           Aetna Index Plus Mid Cap VP
                          Aetna Index Plus Small Cap VP
                             Aetna International VP
                             Aetna Small Company VP
                               Aetna Technology VP
                           Aetna Value Opportunity VP

             (each, a "Company," and collectively, the "Companies")

To Contract Holders/Participants:

     PLEASE TAKE NOTE THAT a special meeting of the shareholders ("Special Meeting") of each Company listed above, or, if applicable, each of its portfolios that are also listed above (each such portfolio is referred herein as a "Fund" and, collectively, where applicable, with those Companies that do not have any portfolios, the "Funds"), will be held at 1:00 p.m., Eastern time, on February 20, 2002 at 10 State House Square, Hartford, Connecticut 06103-3602, for the purpose of considering and voting upon:

1. Approval of a new Investment Management Agreement between each Fund and ING Pilgrim Investments, LLC.

2. Approval of new Sub-Advisory Agreements between ING Pilgrim Investments, LLC and Aeltus Investment Management, Inc.

3. Approval of a new Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Elijah Asset Management, LLC for Aetna Technology VP.

4. Approval of Amended and Restated Articles of Incorporation or Amended and Restated Declarations of Trust, as the case may be.

5.  Approval of new Administration Agreements with ING Pilgrim Group, LLC.

6. Such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

    Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

             THE BOARDS OF DIRECTORS/TRUSTEES UNANIMOUSLY RECOMMEND
                    THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

     Shareholders of record as of the close of business on December 12, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof.

                             By Order of the Boards of Directors/Trustees

                             Michael J. Gioffre
                             Secretary

January 10, 2002




YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT OR AUTHORIZATION CARD, AS APPLICABLE, TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOU MAY ALSO VOTE IN PERSON AT THE SPECIAL MEETING.

                                 PROXY STATEMENT
                                FEBRUARY 20, 2002

                             AETNA BALANCED VP, INC.

                        AETNA GENERATION PORTFOLIOS, INC.

                                 Aetna Ascent VP
                               Aetna Crossroads VP
                                 Aetna Legacy VP

                                 AETNA GET FUND

                               Series D   Series K
                               Series E   Series L
                               Series G   Series M
                               Series H   Series N
                               Series I   Series P
                               Series J

                            AETNA INCOME SHARES D/B/A
                                  AETNA BOND VP

                        AETNA VARIABLE ENCORE FUND D/B/A
                              AETNA MONEY MARKET VP

                            AETNA VARIABLE FUND D/B/A
                           AETNA GROWTH AND INCOME VP

                         AETNA VARIABLE PORTFOLIOS, INC.

                                 Aetna Growth VP
                          Aetna Index Plus Large Cap VP
                           Aetna Index Plus Mid Cap VP
                          Aetna Index Plus Small Cap VP
                             Aetna International VP
                             Aetna Small Company VP
                               Aetna Technology VP
                           Aetna Value Opportunity VP

             (each, a "Company," and collectively, the "Companies")



                            TOLL FREE: (866) 515-0313
                              10 STATE HOUSE SQUARE
                        HARTFORD, CONNECTICUT 06103-3602

------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON FEBRUARY 20, 2002

------------------------------------------------------------------------------


WHO IS ASKING FOR MY VOTE?
The Board of Directors or Trustees (collectively, the "Board") of each Company listed above, or if applicable, each of its portfolios that are also listed above (each such portfolio is referred to as, a "Fund" or an "Aetna Fund" and, collectively with those Companies that do not have any portfolios, the "Funds" or "Aetna Funds") is sending to you and all other contract holders and participants this Proxy Statement and the enclosed Proxy Ballot(s) or authorization card, as applicable. The Board is soliciting your vote for a special meeting of shareholders of each Fund ("Special Meeting").

WHAT IS NEW WITH THE AETNA FUNDS?
In December 2000, ING Groep N.V. ("ING") acquired Aeltus Investment Management, Inc. ("Aeltus"), the investment adviser to each of the Aetna Funds. Headquartered in Amsterdam, ING is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to integrate the operations of various mutual fund groups managed by some of its subsidiaries. In this regard, on December 12, 2001, ING proposed and the Board approved several measures to integrate the Aetna Funds with a group of mutual funds currently called the Pilgrim Funds, which are advised by ING Pilgrim Investments, LLC ("ING Pilgrim"), another subsidiary of ING.

Most notably, the Board approved changes in the investment advisory arrangements for the Funds which, if approved by shareholders, would result in ING Pilgrim becoming the investment adviser and Aeltus becoming the sub-adviser to the Aetna Funds (except Aetna Technology VP, for which it is proposed that Elijah Asset Management, LLC ("Elijah") continue as sub-adviser). These new investment advisory arrangements are described later in this Proxy Statement. The Board also approved agreements with new service providers for distribution, administration, custody and fund accounting as well as changes in other contractual arrangements to integrate the "back office" or operational aspects of the Aetna Funds with those of the Pilgrim Funds. In addition, the Board approved changing the name of the Aetna Funds. Effective May 1, 2002, the integrated Aetna and Pilgrim fund groups will be called the "ING Funds." The result of the integration efforts will be a larger mutual fund complex.

WHY IS THE SPECIAL MEETING BEING HELD?
Integrating the fund groups will involve many changes that require your vote, as described in this Proxy Statement. You will be asked to approve a number of new arrangements and agreements so that the Aetna Funds and the Pilgrim Funds will have consistent service providers to facilitate the integration. Please keep the following in mind when considering the changes:

         THE PEOPLE MANAGING YOUR FUND WILL NOT CHANGE. These proposals will generally not result in a change in the actual portfolio management personnel who manage your Fund. While Aeltus will become the sub-adviser rather than the adviser to the Funds (except Aetna Technology VP), Aeltus will continue to have responsibility for day-to-day portfolio management of the Aetna Funds. Elijah, the current sub-adviser to Aetna Technology VP, will continue to have responsibility for day-to-day management of Aetna Technology VP.

         THE OBJECTIVES AND POLICIES OF YOUR FUND WILL NOT CHANGE. Integrating the Aetna Funds with the Pilgrim Funds will involve changes in service providers. While the name of your Fund will change, the investment objectives and policies will remain the same.

         THE ADVISORY FEES PAID BY YOUR FUND WILL NOT INCREASE. Indeed, the integration may result in economies of scale in some ordinary operating expenses that would reduce the expense ratios for some of the Aetna Funds.

The Board considered the following reasons, among others, in favor of integrating the two fund groups:

        o The integration of the fund groups would enable the combining of certain back office functions such as administration, custody and transfer agency services that should lead to decreasing fund expenses per share and permit shareholders to enjoy the benefits of scale. This is because integrating the fund groups permits the Funds to spread their fixed costs over a larger asset base.

        o ING is committed to supporting distribution efforts for the Funds. This offers the Funds the potential to increase their assets, with the long-term potential for even lower expense ratios from greater economies of scale.

        o The integration would result in a larger fund group that features various investment styles, strategies and asset classes. This would expand your opportunity to exchange within the same fund complex.

        o ING is committed to providing top-tier shareholder services for the integrated fund group. An integrated fund group would facilitate ING's ability to render services to shareholders.

To effect the integration, the Board approved, among others, the following measures:

        o     ING Pilgrim as investment adviser to each of the Aetna Funds.
        o Aeltus as the sub-adviser to each of the Aetna Funds other than Aetna Technology VP.
        o     Elijah as the sub-adviser to Aetna Technology VP.
        o     ING Pilgrim Group, LLC as the administrator to each of the Aetna
              Funds.
        o ING Pilgrim Securities, Inc. as the distributor of each of the Aetna Funds.
        o Changes in the custodian to consolidate "back office" functions for the Aetna Funds with those of the Pilgrim Funds.

Some of these integration measures require shareholder approval; some do not. The Board also approved a measure which requires shareholder approval but is unrelated to the integration efforts. Specifically, as noted above, shareholders of the Aetna Funds will be asked to approve Amended and Restated Articles of Incorporation or Amended and Restated Declarations of Trust, as the case may be. This measure, as well as the integration measures, that require your vote will be discussed in detail later in this Proxy Statement.

WHY DID YOU SEND ME THIS BOOKLET?
This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meetings (each, a "Proposal") for each Fund. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one proxy ballot or authorization card, as applicable, for each Fund you own--because you have the right to vote on important proposals concerning your investment in the Fund. Although various Aetna entities are, in most cases, the true "shareholders" of the Funds, variable annuity and variable life contract holders (or participants under group contracts, as applicable) generally have the right to instruct those Aetna entities how to vote their interests regarding the proposals set forth in the proxy statement, including the consideration of new investment advisory and sub-advisory agreements. Therefore, references to shareholders throughout the proxy materials usually can be read to include contract holders and participants.

WHICH PROPOSALS APPLY TO MY FUND?
The following table identifies each Proposal to be presented at the Special Meeting and the Funds whose shareholders the Board is soliciting with respect to that Proposal:

--------------------------------------------------------------------- -------------------------------------------------
PROPOSAL                                                              AFFECTED FUNDS
--------------------------------------------------------------------- -------------------------------------------------
1. APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH     ALL FUNDS
   AETNA FUND AND ING PILGRIM INVESTMENTS, LLC.
--------------------------------------------------------------------- -------------------------------------------------
2. APPROVAL OF NEW SUB-ADVISORY AGREEMENTS BETWEEN ING PILGRIM        ALL FUNDS EXCEPT AETNA TECHNOLOGY VP
   INVESTMENTS, LLC AND AELTUS INVESTMENT MANAGEMENT, INC.
--------------------------------------------------------------------- -------------------------------------------------
3. APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN ING PILGRIM       AETNA TECHNOLOGY VP
   INVESTMENTS, LLC AND ELIJAH ASSET MANAGEMENT, LLC.
--------------------------------------------------------------------- -------------------------------------------------
4. APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION OR      ALL FUNDS
   AMENDED AND RESTATED DECLARATION OF TRUST, AS THE CASE MAY BE.
--------------------------------------------------------------------- -------------------------------------------------
5. APPROVAL OF NEW ADMINISTRATION AGREEMENTS WITH ING PILGRIM         AETNA VARIABLE FUND
   GROUP, LLC.                                                        AETNA VARIABLE ENCORE FUND
                                                                      AETNA INCOME SHARES
                                                                      AETNA GET FUND
--------------------------------------------------------------------- -------------------------------------------------
6. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL        ALL FUNDS
   MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.
--------------------------------------------------------------------- -------------------------------------------------

WILL THE NAME OF THE AETNA FUNDS CHANGE?
Yes. Both the Aetna Funds and the Pilgrim Funds will be called the "ING Funds." This is expected to be effective May 1, 2002. Specifics of the name change with respect to your Fund(s) will be provided to you at a later date. You will not be asked to vote on this.

WHO IS ELIGIBLE TO VOTE?
The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot(s) or authorization card, as applicable, on or about January 10, 2002 to all record shareholders who are eligible to vote. Shareholders who owned shares in any Aetna

Fund at the close of business on December 12, 2001 ("record date") are eligible to vote. Appendix 1 sets forth the number of shares of each Fund issued and outstanding as of the record date.

WHO VOTES ON EACH PROPOSAL?
All shareholders of each Fund will vote separately on each Proposal applicable to their Fund.

HOW DO I VOTE?
You may vote by proxy by using the enclosed Proxy Ballot(s) or authorization card, as applicable. In addition to solicitation by mail, certain officers and representatives of the Companies and officers and employees of Aeltus or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Georgeson Shareholder Communications Inc. ("Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $25,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further in the "General Information" section of this Proxy Statement. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each Proxy Ballot or authorization card, as applicable. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?
The Special Meeting will be held at 10 State House Square, Hartford, Connecticut 06103-3602, on February 20, 2002, at 1:00 p.m., Eastern time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Special Meeting in person, please notify the Companies by calling 1-866-515-0313.

CAN I REVOKE MY PROXY AFTER I VOTE IT?
Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applicable Company at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding Proxy Ballot or authorization card, as applicable, or by submitting a notice of revocation to the Company.

WHO PAYS FOR THIS PROXY SOLICITATION?
ING or its affiliates will bear all the costs of Proposals 1 through 3 and Proposal 5 (i.e., the integration measures) and part of the costs of Proposal 4. The Aetna Funds will only bear the costs associated with printing and mailing of the proxy materials in connection with Proposal 4.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?
Copies of each Company's Annual Report for the fiscal year ended December 31, 2000, and its Semi-Annual Report for the period ended June 30, 2001, have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to ING Aetna Financial Services, 151 Farmington Avenue, Hartford, Connecticut, 06156, Attention: Sharon McGarry, TS41, or by calling 1-866-515-0313.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that shareholders vote FOR each of the Proposals applicable to their Fund(s) described in this Proxy Statement.

                                   PROPOSAL 1
                   APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

WHAT IS THE PROPOSAL?
     On December 12, 2001 the full Board, including the Directors who are not interested persons of the Company, as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), after giving due consideration to the benefits of integrating the fund groups, voted to approve new investment management agreements between each Fund and ING Pilgrim ("Proposed Management Agreements"), subject to the approval of shareholders, and terminate the present management agreements between the Funds and Aeltus ("Current Agreements"). A form of the Proposed Management Agreements is included as Exhibit A.

     If approved by shareholders, the Proposed Management Agreements would remain in effect through December 31, 2002 and, unless terminated early, would continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the applicable Fund's Board, or by the vote of a majority of the outstanding voting securities of the particular Fund, and in either case, (ii) by a majority of the Fund's Independent Directors who are also not parties to the Proposed Management Agreements.

WHAT ARE THE TERMS OF THE CURRENT AGREEMENTS?
     The terms of the Current Agreements require Aeltus to, among other things, select the securities to be purchased, sold or exchanged by a Fund and place trades for all such securities and formulate and implement continuing programs for the purchase and sale of securities.

WHAT ARE THE TERMS OF THE PROPOSED MANAGEMENT AGREEMENTS?
     The terms of the Proposed Management Agreements related to the advisory services to be provided are substantially similar in all material respects to the terms of each Current Agreement, except that the adviser would be ING Pilgrim in lieu of Aeltus as explained below. There is no change in the advisory fees to be paid by the Funds. The Proposed Management Agreements require ING Pilgrim to provide, subject to the supervision of the Board, advisory and management services for each Fund. The Proposed Management Agreements give ING Pilgrim the authority to provide a continuous investment program for each Fund and determine the composition of the assets of each Fund's portfolio, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. They state that ING Pilgrim will provide investment research and conduct a program of evaluation, investment, sales and reinvestment of each Fund's assets. Moreover, the Proposed Management Agreements provide that ING Pilgrim is responsible for decisions to buy and sell securities and other investments for each Fund's portfolio, broker-dealer selection (which may include brokers or dealers affiliated with ING Pilgrim), and negotiation of brokerage commission rates. The Proposed Management Agreements also state that in the event ING Pilgrim wishes to select others to render investment management services (i.e., sub-advisers), ING Pilgrim shall analyze, select and recommend for consideration such sub-advisers to the Board. As discussed further in Proposals 2 and 3, ING Pilgrim intends to engage Aeltus to serve as sub-adviser to all of the Funds other than Aetna Technology VP, and to engage Elijah to serve as sub-adviser to Aetna Technology VP, and intends to delegate these advisory responsibilities described above to the sub-advisers.

     The Board approved new administrative agreements with ING Pilgrim Group, LLC ("IPG") and new underwriting agreements with ING Pilgrim Securities, Inc. ("IPS"). IPG and IPS are each affiliates of ING Pilgrim. Their principal offices are each located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Board also approved new agreements for fund accounting and custodial services with State Street Bank and Trust Company (for all Funds other than Aetna International VP) as well as Brown Brothers Harriman & Co. (for Aetna International VP). With the exception of the new administrative agreements, shareholders are not being asked to vote on these agreements.

     In addition, the Current Agreements obligate Aeltus to limit the expenses of certain Funds at levels that are set by the Board from time to time. The expense limits for the Funds that have such arrangements are shown in Appendix
4. While the Proposed Management Agreements contain no provisions that limit expenses, ING Pilgrim has agreed under separate expense limitation agreements, which were approved by the Board at their meetings on December 12, 2001, to limit the expenses of the applicable Funds through December 31, 2002 to the levels shown in Appendix 4. The "expense caps," along with all of the current and expected expenses of the Funds, are also described later in more detail.

     Like each Current Agreement, the Proposed Management Agreements provide that ING Pilgrim is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreements, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreements. In addition, the Proposed Management Agreements provide that ING Pilgrim would not be subject to liability to the Fund for any act or omission in the course of, or in connection with, a sub-adviser's rendering services under a Sub-Advisory Agreement, except by reason of ING Pilgrim's willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Agreement.

     Each Proposed Management Agreement may be terminated by a Fund without penalty on 60 days' written notice by the Board or by a vote of the shareholders of a majority of the Fund's outstanding voting shares of the Fund or series, or on not less than 60 days' written notice by ING Pilgrim. Each Proposed Management Agreement would terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

WHAT IS THE EFFECTIVE DATE FOR EACH PROPOSED MANAGEMENT AGREEMENT?
     Appendix 3 shows the date when each Fund commenced operations, the date of each Current Agreement, and the dates when each Fund's Current Agreement was last approved by the Board and the applicable Fund's shareholders (or, in some cases, a Fund's sole initial shareholder). Appendix 3 also sets forth the anticipated effective date for each Proposed Management Agreement.

WILL THE INVESTMENT ADVISORY FEES INCREASE?
     No. The Proposed Management Agreements contain no increase in advisory fees for any of the Funds over the amounts currently paid to Aeltus under the Current Agreements. The annual advisory fees paid by the Funds to ING Pilgrim would be as follows:

--------------------------------------------------------- ---------------------------- --------------------------
                                                          ADVISORY FEE
FUND                                                      CURRENT AND PROPOSED*        ASSETS
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Ascent VP                                           0.600%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Balanced VP                                         0.500%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Crossroads VP                                       0.600%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna GET (all series)                                    0.250%                       Offering Phase
                                                          0.600%                       Guarantee Phase
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Growth VP                                           0.600%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Income Shares d/b/a Aetna Bond VP                   0.400%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Index Plus Large Cap VP                             0.350%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Index Plus Mid Cap VP                               0.400%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Index Plus Small Cap VP                             0.400%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna International VP                                    0.850%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Legacy VP                                           0.600%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Small Company VP                                    0.750%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Technology VP                                       0.950%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Value Opportunity VP                                0.600%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Variable Encore Fund d/b/a Aetna Money Market VP    0.250%                       N/A
--------------------------------------------------------- ---------------------------- --------------------------
Aetna Variable Fund d/b/a Aetna Growth and Income VP      0.500%                       first $10 billion
                                                          0.450%                       next $5 billion
                                                          0.425%                       over $15 billion
--------------------------------------------------------- ---------------------------- --------------------------

*As a percentage of average daily net assets

WILL THERE BE EXPENSE LIMITATIONS IMPOSED ON THE FUNDS?
     Yes. As described above, ING Pilgrim would enter into expense limitation agreements under separate agreements that would limit the expenses of each of those Aetna Funds currently subject to expense limitation arrangements. The expense limits under the new agreements would be at the same level as is now in effect, as set forth in Appendix 4.

     The new expense limitation agreements would become effective on the date that ING Pilgrim becomes adviser to the Aetna Funds, subject to shareholder approval. Under the proposed agreements, ING Pilgrim would be responsible for the expense limits, and would be entitled to receive any potential recoupment. Specifically, ING Pilgrim would assume other expenses so that the total annual ordinary operating expenses of the Fund, which exclude interest, taxes, brokerage commissions and other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Directors who are not "interested persons" (as defined in the 1940 Act) of ING Pilgrim, do not exceed the present expense limitations.

     However, there are differences under the proposed/new expense limitation agreements with the expense limitation arrangements currently in place for the Aetna Funds. For instance, extraordinary expenses and the expenses of counsel to the Independent Directors are covered in the expenses that Aeltus may bear if expenses exceed prescribed limits under the current arrangements; however, these expenses would not be covered by ING Pilgrim under the proposed arrangements. Moreover, the current arrangements for the Aetna Funds do not include recoupment whereas the Proposed Management Agreements contain recoupment provisions. Under the recoupment provision, each Fund will, within 3 years of any waiver or expense assumption by ING Pilgrim, reimburse ING Pilgrim for management fees waived and other expenses assumed, but only if, after such reimbursement, the Fund's expense ratio does not exceed the applicable percentage limitation.

WHAT IS EXPECTED TO HAPPEN TO THE EXPENSES OF THE FUNDS?
     ING Pilgrim has advised the Board that if the measures are approved to effect the proposed integration, it expects expense ratios (i.e., the expenses per share) to decrease for most of the Funds. The following chart compares the fees and expenses that the Aetna Funds currently pay and the fees and expenses it is estimated that the Funds would pay upon completion of the integration efforts. It is anticipated that the integration measures, specifically the use of common service providers, would result in greater efficiencies for management and the realization of economies of scale in the operation of the Funds. This explains the anticipated reduction in total expenses for some of the Funds as set forth below.

     The information presented is based on the assumptions that (1) shareholders approve all Proposed Management Agreements as well as other integration related proposals, and (2) vendors and other service providers provide services to the Funds under current fee arrangements in place for the Pilgrim Funds or under lower fee arrangements that ING Pilgrim has negotiated with vendors. The proposed expense ratios shown below were provided by ING Pilgrim and represent good faith estimates of expenses. Actual expense ratios can be affected by sales, redemptions, net asset levels, and other factors, and there can be no assurance that the projected expense ratios below will be realized.

                                CURRENT EXPENSE RATIO      PROFORMA EXPENSE RATIO           DIFFERENCE
                                ---------------------      ----------------------           ----------
AETNA FUND                       GROSS         NET          GROSS           NET        GROSS          NET
Ascent VP                        0.740        0.740          0.710        0.710        0.030          0.030
Legacy VP                        0.760        0.650          0.720        0.650        0.040          0.000
Crossroads VP                    0.740        0.700          0.710        0.700        0.030          0.000
Growth VP                        0.700        0.700          0.699        0.699        0.001          0.001
International VP                 1.240        1.150          1.131        1.131        0.109          0.019
Small Company VP                 0.860        0.860          0.848        0.848        0.012          0.012
Value Opportunity VP             0.710        0.710          0.687        0.687        0.023          0.023
Technology VP                    1.110        1.110          1.084        1.084        0.026          0.026
Bond VP                          0.500        0.500          0.494        0.494        0.006          0.006
Balanced VP                      0.590        0.590          0.591        0.591       -0.001         -0.001
Growth and Income VP             0.590        0.590          0.590        0.590        0.000          0.000
Index Plus Large Cap VP          0.450        0.450          0.401        0.401        0.049          0.049
Index Plus Mid Cap VP            0.550        0.550          0.530        0.530        0.020          0.020
Index Plus Small Cap VP          0.720        0.600          0.619        0.619        0.101         -0.019
Money Market VP                  0.340        0.340          0.343        0.343       -0.003         -0.003
GET D                            0.700        0.700          0.696        0.696        0.004          0.004
GET E                            0.700        0.700          0.698        0.698        0.002          0.002
GET G                            0.710        0.710          0.703        0.703        0.007          0.007
GET H                            0.720        0.720          0.697        0.697        0.023          0.023
GET I                            0.750        0.750          0.707        0.707        0.043          0.043
GET J                            0.760        0.750          0.740        0.740        0.020          0.010
GET K                            0.750        0.750          0.750        0.750        0.000          0.000
GET L                            0.750        0.750          0.750        0.750        0.000          0.000
GET M                            0.710        0.710          0.710        0.710        0.000          0.000
GET N                            0.690        0.690          0.690        0.690        0.000          0.000
GET P                            0.750        0.750          0.750        0.750        0.000          0.000

WHO IS ING PILGRIM?
     ING Pilgrim is registered as an investment adviser with the U.S. Securities and Exchange Commission ("SEC"). The firm manages mutual funds, closed-end funds, variable products and private and institutional accounts. It has its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of October 31, 2001, ING Pilgrim managed over $16.6 billion in assets. As noted above, ING Pilgrim is an indirect wholly-owned subsidiary of ING, the parent company of each Fund's current investment adviser, Aeltus. Please refer to Appendix 5 to this Proxy Statement for the name of ING Pilgrim's parent company and the names of its immediate parents. Appendix 5 also contains a list of the principal executive officers and directors of ING Pilgrim and identifies those individuals proposed as officers of each Company that are also officers and/or directors of ING Pilgrim.

WHAT FACTORS DID THE BOARD CONSIDER?
     In approving the Proposed Management Agreements the Board considered a number of factors, including, but not limited to: (1) ING Pilgrim's experience in overseeing sub-advisers for other mutual funds for which ING Pilgrim serves as investment adviser; (2) the potential benefits to the Funds and their shareholders that may arise from integrating the Funds with the Pilgrim Funds;
(3) expanded exchange
rights for Fund shareholders; (4) the performance of the mutual funds for which ING Pilgrim currently serves as investment adviser; (5) the depth and experience of ING Pilgrim and the financial strength of ING; (6) the fact that the advisory fees imposed under the Proposed Management Agreements are identical to those imposed by Aeltus; (7) in the case of Aetna Technology VP, the fact that the sub-adviser will remain unchanged; (8) the fact that Aeltus, the current investment adviser, will continue to manage all the Funds (except Aetna Technology VP) in its capacity as the proposed sub-adviser, and accordingly the current portfolio managers of the Funds are expected to remain generally unchanged; (9) the projected expense ratios for each Fund; (10) the commonality of terms of the Proposed Management Agreements and Current Agreements; and (11) the fairness of the compensation payable to ING Pilgrim under the Proposed Management Agreements in light of the services provided. The Board was advised by independent legal counsel with respect to these matters.

     Based upon its review, the Board has determined that the Proposed Management Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Proposed Management Agreements and recommended that each Fund's shareholders vote for the Proposed Management Agreements.

     Appendix 6 sets forth the amount of investment advisory fees that have been paid by the Funds to Aeltus, the current investment adviser, during each Fund's most recent fiscal year. Please refer to Appendix 7 for a list of other investment companies with investment objectives similar to those of the Funds for which ING Pilgrim acts as investment adviser, including the rates of ING Pilgrim's compensation from such investment companies.

WHAT IS THE REQUIRED VOTE?
     Shareholders of each Fund must separately approve the applicable Proposed Management Agreement with respect to that Fund. Approval of each Proposed Management Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?
     The Board recommends that you VOTE FOR this Proposal. Should any Proposed Management Agreement not be approved by shareholders or if the proposed sub-advisory agreements in Proposals 2 and 3 are not approved by shareholders, Aeltus may continue to serve as the investment adviser under the applicable Current Agreement, or alternatively, ING Pilgrim may nonetheless serve as investment adviser to that Fund at the lesser of the fees that would be paid under the Proposed Management Agreement or ING Pilgrim's cost to render services to the Fund, until such time as the Directors determine an appropriate course of action.

                                   PROPOSAL 2
                       APPROVAL OF SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?
     The Board has approved the engagement of Aeltus as sub-adviser to each of the Funds other than Aetna Technology VP. Accordingly, on December 12, 2001, the Board of all the Aetna Funds, except Aetna Technology VP, approved new sub-advisory agreements between ING Pilgrim and Aeltus for each such Fund ("Proposed Sub-Advisory Agreements"), provided that shareholders of such Funds approve the Proposed Management Agreements with ING Pilgrim (Proposal 1). Under the proposed arrangements, ING Pilgrim would have overall responsibility for the management of each Aetna Fund's portfolio. ING Pilgrim would, in turn, delegate portfolio management responsibilities to Aeltus as the sub-adviser for the Aetna Funds other than Aetna Technology VP. A form of the Proposed Sub-Advisory Agreement is included as Exhibit B.

     If approved by shareholders, each Proposed Sub-Advisory Agreement will remain in effect through December 31, 2002 and unless terminated early, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by a Fund's Board, or by the vote of a majority of the outstanding voting securities of a Fund, and in either case, (ii) by a majority of a Fund's Independent Directors who are also not parties to the Proposed Sub-Advisory Agreements.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENTS?
     Under the Proposed Sub-Advisory Agreements, Aeltus would act as sub-adviser to the Aetna Funds (other than Aetna Technology VP). In this capacity, Aeltus, subject to the supervision of the Directors of the Funds and ING Pilgrim, would provide a continuous investment program of evaluation, investment, sales, and reinvestment of each Fund's assets. In this regard, the advisory services to be performed by Aeltus under the Proposed Sub-Advisory Agreements are the same as the advisory services provided under the Current Agreements.

     Pursuant to the Proposed Sub-Advisory Agreements, Aeltus is paid a specific fee by ING Pilgrim. This fee is not paid directly by the Funds, so the adviser/sub-adviser arrangement would not increase the cost of advisory services.

     The Proposed Sub-Advisory Agreements provide that Aeltus will not be liable for any act or omission related to any portfolio for which Aeltus is not the sub-adviser nor for any act or omission related to any services provided except by reason of willful misfeasance, bad faith or negligence in the performance of those duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreements. The Proposed Sub-Advisory Agreements can be terminated by either party on 60 days' notice by a Fund, a Fund's Board, or by vote of the shareholders on 60 days' notice.

WHO IS AELTUS?
     Aeltus is a Connecticut corporation organized in 1972 and a registered investment adviser with the SEC. As of October 31, 2001, Aeltus managed approximately $41 billion in assets. The firm manages mutual funds and private and institutional accounts. It has its principal offices at 10 State House Square, Hartford, Connecticut 06103-3602. Both Aeltus and ING Pilgrim are under the common control of ING. Prior to December 13, 2000, Aeltus was an indirect wholly-owned subsidiary of Aetna Inc.

     Please refer to Appendix 8 to this Proxy Statement for more information regarding Aeltus, including the name of Aeltus' parent company and the names of its immediate parent companies. Appendix 8 also contains a list of the principal executive officers and directors of Aeltus and identifies those individuals currently serving as officers and/or Directors of each Company that are also officers and/or directors of Aeltus. Appendix 6 sets forth the amount of investment advisory fees that have been paid by the Funds to Aeltus, in its capacity as investment adviser, during each Fund's most recent fiscal year. Appendix 6 also sets forth the amount paid to any affiliated brokers during the recent fiscal year.

     As described further in Appendix 6, Aeltus serves as the sub-adviser to the Pilgrim Research Enhanced Index Fund and the Pilgrim VP Research Enhanced Index Fund (collectively, the "Index Funds"), registered investment companies not part of the Aetna fund complex. The Index Funds have investment objectives similar to Aetna Index Plus Large Cap VP.

WHAT ARE THE PROPOSED SUB-ADVISORY FEES?
     As compensation for its services as investment adviser, each Fund would pay ING Pilgrim a monthly advisory fee as set forth under Proposal 1. ING Pilgrim would pay Aeltus an annual sub-advisory fee as set forth below. The investment sub-advisory fee would be paid by ING Pilgrim, not the Funds.

                           FUND NAME                        PROPOSED SUB-ADVISORY FEES*                   ASSETS
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Ascent VP                                                       0.270%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Balanced VP                                                     0.225%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Crossroads VP                                                   0.270%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna GET (all series)                                                0.113%                 Offering Period
                                                                      0.270%                 Guarantee Period
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Growth VP                                                       0.270%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Income Shares d/b/a Aetna Bond VP                               0.180%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Index Plus Large Cap                                            0.158%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Index Plus Mid Cap                                              0.180%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Index Plus Small Cap                                            0.180%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna International VP                                                0.383%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Legacy VP                                                       0.270%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Small Company VP                                                0.338%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Value Opportunity VP                                            0.270%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Variable Encore Fund d/b/a Aetna Money Market VP                0.113%                 N/A
------------------------------------------------------- ------------------------------------ ---------------------------------
Aetna Variable Fund d/b/a Aetna Growth and Income VP                  0.225%                 on first $10 billion
                                                                      0.203%                 on next $5 billion
                                                                      0.191%                 on over $15 billion
------------------------------------------------------- ------------------------------------ ---------------------------------

*As a percentage of average daily net assets

WHAT FACTORS DID THE BOARD CONSIDER?
     In considering whether to recommend that the Proposed Sub-Advisory Agreements be approved by shareholders, the Board considered, among other things, that the Proposed Sub-Advisory Agreements are important to the success of the overall plan to integrate the Funds with the Pilgrim Funds. The Board also considered the nature and quality of the advisory services that have been rendered by Aeltus to date and, in particular, the qualifications of Aeltus' professional staff and information related to Aeltus' past performance. In addition, the Board considered the importance of maintaining continuity of management should ING Pilgrim become the Funds' investment adviser (Proposal 1). Moreover, the Board noted that the overall advisory fees would remain the same and that the advisory services to be provided by Aeltus under the Proposed Sub-Advisory Agreements would be materially the same as the advisory services provided by Aeltus under the Current Agreements. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Proposed Sub-Advisory Agreements and recommended that each Fund's shareholders vote for the Proposed Sub-Advisory Agreements.

WHAT IS THE REQUIRED VOTE?
     Shareholders of each Fund (other than Aetna Technology VP) must separately approve the applicable Proposed Sub-Advisory Agreement with respect to that Fund. Approval of each Proposed Sub-Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of a Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of a Fund, or (ii) 67% or more of the shares of a Fund present at the meeting, if more than 50% of the outstanding shares of a Fund are represented at the meeting in person or by proxy.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?
     The Board recommends that you VOTE FOR the approval of the Proposed Sub-Advisory Agreements between ING Pilgrim and Aeltus. If any Proposed Sub-Advisory Agreement is not approved or if the Proposed Management Agreements with ING Pilgrim is not approved (Proposal 1), the Directors will determine what action, if any, should be taken. The Directors may consider proposing a different sub-adviser, or having no sub-adviser. In the alternative, Aeltus may nonetheless serve as sub-adviser to that Fund at the lesser of the fees that would be paid under the Proposed Sub-Advisory Agreements or Aeltus' cost to render services to the Fund, until such time as the Directors determine an appropriate course of action.

                                   PROPOSAL 3
                       APPROVAL OF SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?
     Currently, Aeltus has engaged Elijah to assist it in the management of Aetna Technology VP ("Technology VP") pursuant to a sub-advisory agreement ("Current Sub-Advisory Agreement"). ING Pilgrim has agreed to enter into a new agreement with Elijah ("Proposed Sub-Advisory Agreement") provided shareholders of Technology VP approve the Proposed Management Agreement with ING Pilgrim (Proposal 1) and Technology VP. Under the Proposed Sub-Advisory Agreement, Elijah would provide the same services it currently provides under the Current Sub-Advisory Agreement. There would be no change in the sub-advisory fee.

     On December 12, 2001, the Board of Aetna Variable Portfolios, Inc., on behalf of Technology VP, including all of the Independent Directors, approved the Proposed Sub-Advisory Agreement between ING Pilgrim and Elijah. A copy of the Proposed Sub-Advisory Agreement is included as Exhibit C.

     If approved by shareholders, the Proposed Sub-Advisory Agreement will remain in effect through December 31, 2002 and unless terminated early, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Board of Aetna Variable Portfolios, Inc., on behalf of Technology VP, or by the vote of a majority of the outstanding voting securities of the Fund, and in either case, (ii) by a majority of that Fund's Independent Directors who are also not parties to the Proposed Sub-Advisory Agreement.

WHAT ARE THE TERMS OF THE CURRENT AGREEMENT?
     The Current Agreement states, among other things, that Elijah shall, under the supervision of the Board and Aeltus, regularly provide investment advice with respect to the assets held by Technology VP and shall continuously supervise the investment and reinvestment of securities, instruments or other property (excluding cash and cash instruments) comprising the assets of Technology VP.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?
     Under the Proposed Sub-Advisory Agreement, Elijah would act as sub-adviser to Technology VP. In this capacity, Elijah, subject to the supervision of the Directors of the Fund and ING Pilgrim, would provide a continuous investment program of evaluation, investment, sales, and reinvestment of the assets of Technology VP. The Proposed Sub-Advisory Agreement is the same in many respects as the Current Sub-Advisory Agreement.

     The Proposed Sub-Advisory Agreement provides that Elijah will not be liable for any act or omission related to any Fund for which Elijah is not the sub-adviser nor for any act or omission related to any services provided except by reason of willful misfeasance, bad faith or negligence in the performance of those duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement can be terminated by either party on 60 days' notice; by the Fund, the Fund's Board or by vote of the shareholders on 60 days' notice.

     The Current Sub-Advisory Agreement became effective on January 19, 2000, and was last approved by the Board on December 12, 2001 and shareholders on November 22, 2000 in connection with the sale of Aeltus to ING, as discussed in Appendix 3. For the period January 1, 2001 through November 30, 2001, Elijah received approximately $237,740 from Aeltus under the Current Sub-Advisory Agreement.

WHO IS ELIJAH?
     Elijah, with its principal offices at 100 Pine Street, Suite 420, San Francisco, California 94111, is a Delaware limited liability company formed in January 1999. Elijah manages approximately $325 million as of October 31, 2001. Elijah provides investment advisory services for private investment funds, institutions, offshore funds, high net worth individuals and others. The outstanding voting interests of Elijah are owned by its members, including Messrs. Elijah and Berry, the portfolio managers of Technology VP. Please refer to Appendix 9 for information concerning Elijah's officers. Elijah is registered with the SEC as an investment adviser.

WHAT ARE THE PROPOSED SUB-ADVISORY FEES?
     As compensation for its services as investment adviser, the Fund would pay ING Pilgrim a monthly advisory fee as set forth in Proposal 1. ING Pilgrim would pay Elijah an annual investment sub-advisory fee of 0.50% of the Fund's average daily net assets, which is the same fee currently being paid. The investment sub-advisory fee would be paid by ING Pilgrim, not Technology VP.

WHAT FACTORS DID THE BOARD CONSIDER?
     In considering whether to recommend that the Proposed Sub-Advisory Agreement be approved by shareholders, the Board considered, among other things, the qualifications of Elijah's professional staff and information related to Elijah's past performance. In addition, the Board considered the importance of maintaining continuity of management should ING Pilgrim become the Fund's investment adviser (Proposal 1). Moreover, the Board noted that the sub-advisory fees would remain the same and that the Proposed Sub-Advisory Agreement would be materially the same as the Current Sub-Advisory Agreement with Elijah. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including the unanimous vote of the Independent Directors, approved the Proposed Sub-Advisory Agreement and recommended that the Fund's shareholders vote for the Proposed Sub-Advisory Agreement.

WHAT IS THE REQUIRED VOTE?
     Approval of the Proposed Sub-Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of Technology VP, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?
     The Board recommends that you VOTE FOR the approval of the Proposed Sub-Advisory Agreement between ING Pilgrim and Elijah. If the Proposed Sub-Advisory Agreement is not approved or if the Proposed Management Agreement with ING Pilgrim is not approved (Proposal 1), the Directors will determine what action, if any, should be taken. The Directors may consider proposing a different sub-adviser, or having no sub-adviser. In the alternative, Elijah may nonetheless serve as sub-adviser to the Fund at the lesser of the fees that would be paid under the Proposed Sub-Advisory Agreement or Elijah's cost to render services to the Fund, until such time as the Directors determine an appropriate course of action.

                                   PROPOSAL 4
               APPROVAL OF AMENDED AND RESTATED CHARTER DOCUMENTS

WHAT IS THE PROPOSAL?
     Each Company is organized as either a Massachusetts business trust (Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, and Aetna GET Fund (collectively, the "Trusts")) or a Maryland corporation (Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aetna Balanced VP, Inc.), and operates under its own charter or organizational document (generically referred to in this Proposal as its "charter") that contains various provisions primarily relating to how the Company conducts business and how it is governed. Massachusetts business trusts are governed by a Board of Trustees, and their charters are known as Declarations of Trust. Maryland corporations are governed by a Board of Directors, and their charters are known as Articles of Incorporation.

     At the Special Meeting, you will be asked to approve an Amended and Restated Declaration of Trust or Articles of Amendment and Restatement, as the case may be (collectively, the "Revised Charters"). Each Revised Charter amends and restates the existing charter in its entirety, while effecting a number of significant changes to many of those charters. The Board has unanimously approved the Revised Charters subject to shareholder approval. Copies of the Amended and Restated Articles of Incorporation are attached as Exhibit D and they are marked to show changes from the existing charters. Exhibit E is a form of the Amended and Restated Declaration of Trust and it is marked to reflect the differences as applicable to each Trust.

WHY ARE THE CHARTERS BEING AMENDED AND RESTATED?
     The Revised Charters generally give the Board greater flexibility and, subject to the 1940 Act and applicable state law, broader authority to act without shareholder approval. For example, the first change described below facilitates the establishment of new series of the Companies and classes thereof, which certain Companies already have the authority to do. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Companies (and their respective series) to operate in a more efficient and economical manner. Adoption of Revised Charters will not alter in any way the Board's existing fiduciary obligations to act with due care and in the shareholders' interests. The most significant changes are summarized below. Shareholders should note, however, that there are additional substantive and stylistic differences, generally intended to promote consistency among the various charters which are not summarized below. The following summary is qualified in its entirety by reference to the Revised Charters attached as Exhibits D and E.

WHAT ARE THE MORE SIGNIFICANT CHANGES TO THE CHARTERS?
ADDITION OF AUTHORITY TO ESTABLISH SERIES AND/OR CLASSES OF SHARES (All
Companies)

     Each Company has proposed amendments to its charter that would allow its Board to establish separate series of shares within the Company or clarify its authority in that regard. These amendments also give each applicable Board the authority to establish new classes of shares of the Company or its series that are designed to accommodate the differing preferences of the Companies' various investors. The Revised Charters clarify, among other things, shareholder voting rights, redemptions, dividend and distribution arrangements, valuation of shares, and conversion rights with respect to those Companies and/or classes.

ADDITION OF LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY (Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aetna Balanced VP, Inc.
ONLY)

     Each of Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aetna Balanced VP, Inc. has proposed an amendment to its charter providing that, to the fullest extent permitted under applicable law, no director or officer of the Company would be liable to the Company or its shareholders for money damages. The amendment is intended to address the fact that Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and the shareholders of the corporation for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

ADDITION OF AUTHORITY TO AMEND CHARTERS WITHOUT SHAREHOLDER APPROVAL (Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, and Aetna GET Fund ONLY)

     Each Trust has proposed an amendment to its charter that would allow its Board to amend its charter without shareholder approval so long as shareholder rights are not materially adversely affected. The Revised Charters may be amended without shareholder approval in most cases. The existing charters may be amended without shareholder approval only in certain limited circumstances. Under the Revised Charters, shareholders generally retain the right to vote on any amendment diminishing or eliminating their voting powers, but the Revised Charters reduce the required shareholder vote from a super-majority (i.e., two-thirds) to a majority of the shares entitled to vote on such amended voting powers. By allowing amendment of the Revised Charters without shareholder approval (except in limited circumstances), the Revised Charters give the Trustees the necessary authority to react quickly to future contingencies.

ADDITION OF AUTHORITY TO REORGANIZE WITHOUT SHAREHOLDER APPROVAL (Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, and Aetna GET Fund ONLY)

     Each Trust has proposed an amendment to its charter that would permit the Trustees, without shareholder approval, to change the Trust's form of organization, reorganize all or a portion of any Fund or class or the Trust as a whole into an existing or a newly created entity, or incorporate all or a portion of any Fund or class or the Trust as a whole as a newly created entity. The existing charters generally require shareholder approval for such reorganization transactions. Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit all or a portion of a Trust or a Fund or class thereof to reorganize into another entity or to incorporate. The Revised Charters give the Trustees the flexibility to reorganize all or a portion of a Trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation.

ADDITION OF AUTHORITY TO LIQUIDATE WITHOUT SHAREHOLDER APPROVAL (Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aetna Balanced VP, Inc. ONLY)

     Each of Aetna Generation Portfolios, Inc., Aetna Variable Portfolios,
Inc., and Aetna Balanced VP, Inc. has proposed an amendment to its charter that would permit the Directors, subject to applicable law, to liquidate a series or class without shareholder approval. The existing charters for Aetna Variable Portfolios, Inc. and Aetna Generation Portfolios, Inc. currently require shareholder approval for such a liquidation, while this authority is being added to the Revised Charters of Aetna Balanced VP, Inc. in connection with the addition of authority for the Directors to establish series and classes of that Company.

CORPORATE ACTION: REDUCTION FROM SUPER-MAJORITY TO MAJORITY SHAREHOLDER VOTE (Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, and Aetna GET Fund ONLY)

     Each Trust has proposed amendments to its charter that would reduce the required number of shareholder votes needed when the Board seeks to engage in significant corporate actions, including, but not limited to, changing the voting rights of shares of the Trust or a series or class. Each Trust's charter currently requires the consent of a super-majority (i.e., two-thirds) of the Trust's outstanding shares entitled to vote; the proposed amendments would reduce that to a majority of outstanding shares entitled to vote.

ADDITION OF AUTHORITY TO CHANGE NAMES WITHOUT SHAREHOLDER APPROVAL (Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, and Aetna GET Fund ONLY)

     Each Trust has proposed amendments to its charter that would allow its Board to change the name of the Company or a Fund without obtaining shareholder approval. With the exception of Aetna GET Fund, the Board currently has authority to effect a name change without shareholder approval only in limited circumstances. In this regard, the Board, as previously noted, has approved changes to the Companies' and the Funds' names in reliance on this existing authority. The proposed amendments would provide the Board with additional flexibility to effect name changes in the event that it deems such action to be necessary or desirable.

ADDITION OF DEMAND REQUIREMENT PRIOR TO DERIVATIVE SUIT (Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, and Aetna GET Fund ONLY)

     Each Trust has proposed amendments to its charter confirming that shareholders may not bring suit on behalf of the Trust or a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Trust or the Fund or if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The amendments also would clarify that the Board shall have the power to appoint a committee consisting of at least one of the Independent Trustees then in office to consider the demand. The effect of these amendments may be to discourage suits brought on behalf of the Trusts or the Funds by their shareholders. These amendments are not intended to impair the rights of shareholders under federal law.

ADDITION OF PROVISIONS RELATING TO DIRECTORS'/TRUSTEES' TERM OF OFFICE (All Companies)

     Each Company has proposed an amendment to its charter intended to provide its Board with the authority to implement qualifications for service, such as an age-based qualification, that would be applicable to and binding upon current and future Board members, or any subset thereof. This provision has been added to permit the Board to formally adopt a retirement policy, pursuant to which an Independent Director's/Trustee's term of office would end upon reaching a specified age or other circumstances.

ADDITION OF PERPETUAL EXISTENCE FOR TRUSTS (Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, and Aetna GET Fund ONLY)

     Each Trust has proposed an amendment to its charter providing for perpetual existence for the Trust and removing the provision in each charter that states that the Trust automatically terminates 20 years after the death of certain named individuals.

ADDITION OF PROVISION ALLOWING COMPANY TO BORROW MONEY (Aetna Variable Fund
ONLY)

     Aetna Variable Fund has proposed an amendment to its charter clarifying that the Trust is empowered to borrow money and undertake performance obligations, including pledging Trust assets as collateral. Any such arrangements are subject to the Trust's by-laws and its fundamental investment restrictions as set forth in its registration statement. This amendment confirms an existing Trust power and makes its charter consistent with those of the other Trusts.

ADDITION OF PROVISION ALLOWING TRUSTEES TO RELY ON EXPERTS (Aetna Variable Encore Fund ONLY)

     Aetna Variable Encore Fund has proposed an amendment to its charter stating that Trustees are justified in relying in good faith upon the books, opinions, or other records of the Trust or of any expert or consultant selected with reasonable care by the Trustees. This amendment makes the Trust's charter consistent with those of the other Trusts.

CLARIFICATION OF TIME PERIOD FOR GIVING NOTICE OF SHAREHOLDER MEETING (Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, and Aetna GET Fund ONLY)

     Each Trust has proposed an amendment to the notice provision pertaining to shareholder meetings that would clarify that notice of each meeting of shareholders must be mailed not more than 90 days before the meeting. In the case of Aetna GET Fund, this is a modification of a provision in the existing charter that limited the notice period to 60 days. With respect to the other Trusts, the amendment clarifies inconsistent provisions within the charters. Ultimately, the extra time afforded by the amendment to mail proxy materials should provide additional administrative flexibility and could prevent otherwise unnecessary expenses for the Trusts.

WHAT HAPPENS IF SHAREHOLDERS OF MY COMPANY DON'T APPROVE THE PROPOSAL?
     If shareholders of a Company approve the Revised Charter applicable to their Company, the Revised Charter will be adopted in its entirety with all the applicable amendments discussed above. If a Company's Revised Charter is not approved by the Company's shareholders, the Company's existing charter will remain in effect.

WHAT IS THE REQUIRED VOTE?
     For those Companies established as Massachusetts business trusts, approval of a Company's Revised Charter requires the affirmative vote of two-thirds of the Company's outstanding shares. For those Companies organized as Maryland corporations, approval of a Company's Revised Charter requires the affirmative vote of majority of the Company's outstanding shares.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?
     The Board recommends that you VOTE FOR the adoption of the Revised Charter for the applicable Company in the form included herein as an Exhibit, with such changes or other additions as the Board may subsequently approve to effectuate the purposes and interests contemplated and described herein.

                                   PROPOSAL 5
                      APPROVAL OF ADMINISTRATION AGREEMENT

WHAT IS THE PROPOSAL?
     In addition to providing investment advisory services, Aeltus also currently provides administrative services to the Aetna Funds pursuant to Administrative Agreements ("Current Administrative Agreements"). On December 12, 2001 the full Board, after giving due consideration to the benefits of combining the fund families, voted to approve a new Administration Agreement between each Aetna Fund and IPG ("Proposed Administration Agreements"). A form of the Proposed Administration Agreement is included as Exhibit F. The Proposed Administration Agreements would each become effective as of April 1, 2002.

WHY IS SHAREHOLDER APPROVAL BEING SOUGHT FOR ONLY CERTAIN OF THE AETNA FUNDS?
     While the Board approved the Proposed Administration Agreements for all the Aetna Funds, shareholder approval of the Proposed Administration Agreements is only being sought for the Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares and the Aetna GET Fund (collectively, the "Affected Funds"). Each Affected Funds' respective charter (i.e. Declarations of Trust) contains provisions requiring the majority approval of shareholders of any contract relating to administrative services. In contrast, the other Funds' respective charters (i.e. Articles of Incorporation) do not require shareholder approvals for administrative contracts. Please note that if the proposed Amended and Restated Declaration of Trust for each Affected Fund is approved, as discussed in Proposal 4, shareholder approval for new contracts for administrative services will no longer be required.

WHAT ARE THE TERMS OF THE PROPOSED ADMINISTRATION AGREEMENTS?
     The administrative services to be provided by IPG under the Proposed Administration Agreements are substantially similar in all material respects to the administrative services provided by Aeltus pursuant to the Current Administrative Agreement, except that the administrator would be IPG and as explained below. In particular, the Proposed Administration Agreements would require IPG to provide the following services, among others: (1) coordinate matters relating to the operation of the Aetna Funds between the various entities providing services for the Funds; (2) implement management and shareholder services designed to enhance the value or convenience of a Fund as an investment vehicle; (3) respond to inquiries from shareholders concerning, among other things, account information; (4) provide the Board with the necessary information for its meetings; and (5) prepare regulatory filings and financial reporting documents.

     Each Proposed Administration Agreement provides that it may be terminated by the Fund at any time, by a majority of the Board on 60 days' written notice to IPG, or by IPG, at any time, upon 60 days' written notice to the Fund. Moreover, the Proposed Administration Agreements provides that IPG is liable for damages, expenses, or losses incurred in connection with, any act or omission by reason of willful misfeasance, bad faith or negligence.

     There are, however, some important differences between the Proposed Administration Agreements and the Current Administrative Agreements. Most notably, under the Current Administrative Agreement, Aeltus, on behalf of the Funds, performs certain fund accounting services and is reimbursed by the Funds for the costs of performing them. The Proposed Administration Agreements do not provide for fund accounting services. Instead, fund accounting services would be performed under separate agreements. In this regard, the Board approved new agreements with State Street Bank and Trust Company ("State Street"), with respect to domestic funds, as well as Brown Brothers Harriman & Co. ("BBH&C"), with respect to Aetna International VP, for fund accounting and reduced the fee payable to IPG so that the rate of administrative fees will not increase. State Street and BBH&C will also provide custodial services. Shareholders are not being asked to vote on these agreements.

WILL ADMINISTRATIVE FEES INCREASE?
     The proposed overall fee to be paid by the Funds for administrative services will be the same, subject to an adjustment to reflect the elimination of accounting services. Specifically, Aeltus currently is entitled to receive an annual fee from each Fund of 0.075% of the average daily net asset up to $5 billion and 0.05% over $5 billion. If approved by shareholders, the Proposed Administration Agreements would entitle IPG to receive from each Fund a fee of 0.055% of the average daily net asset up to $5 billion and 0.03% over $5 billion. The reduction to the proposed fee by 0.02% is intended to cover the approximate costs of engaging State Street and BBH&C for fund accounting services.

WHAT IS THE REQUIRED VOTE?
     Shareholders of each Fund must separately approve the applicable Proposed Administration Agreement with respect to that Fund. Approval of the Proposed Administration Agreements requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?
     The Board recommends that you VOTE FOR this Proposal. Should any Proposed Administration Agreement not be approved by shareholders, Aeltus will continue to serve as the administrator, or alternatively IPG may serve as co-administrator with Aeltus until such time as the Trustees determine an appropriate course of action.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?
     The Board has named J. Scott Fox and Wayne Baltzer as proxies. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your proxy but did not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT'S NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?
     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?
     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?
     As of October 31, 2001, Aetna Life Insurance and Annuity Company and its affiliates (collectively, "Aetna Insurance") and Aeltus (in connection with providing seed capital), owned of record all of the shares of the Funds (100%), except for Aetna Income Shares and Aetna Variable Fund, of which Aetna Insurance owned 72,771,500.07 shares (99.59% of the outstanding shares) and 289,740,945.48 shares (99.56% of the outstanding shares), respectively. Of the amounts owned by Aetna Insurance, shares of each Fund were held by Aetna Insurance on behalf of the separate accounts that fund variable annuity or variable life insurance contracts (each, a "Contract") issued to individual or group Contract holders ("Contract Holders") as set forth in Appendix 2. To the best of each Company's knowledge, as of October 31, 2001, no person owned beneficially more than 5% of any Fund, except as set forth in Appendix 2.

     The separate accounts invest in the Funds. Contract Holders (or participants under group contracts, as applicable) who select a Fund for investment through a Contract have a beneficial interest in the Funds, but do not invest directly in or hold shares of the Funds. Aetna Insurance, on behalf of the separate accounts, is, in most cases, the true shareholder of the Funds and, as the legal owner of the Funds' shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Contract Holders. Contract Holders therefore have the right to instruct Aetna Insurance how to vote their interest with respect to the Proposals. Aetna Insurance will vote the shares of each Fund held in Aetna Insurance's name for the separate accounts as directed by the Contract Holder. The holders of certain group Contracts have the right to direct the vote for all shares under the respective Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given by participants covered by the Contract. This Proxy Statement is used to solicit instructions for voting shares of each Fund. All persons entitled to direct the voting of shares, whether they are Contract Holders, participants or shareholders, are described as voting for purposes of this Proxy Statement.

     In the event that any Contract Holder investing in the Funds through Variable Annuity Accounts B, C or I or Variable Life Accounts B or C fails to provide Aetna Insurance with voting instructions, Aetna Insurance will vote the shares attributable to non-responsive Contract Holders for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Holders investing through those separate accounts. If an authorization card is returned by a Contract Holder without indicating a voting instruction, Aetna Insurance will vote those shares "for" the Proposals. With respect to Fund shares held by Variable Annuity Account D, Aetna Insurance will only vote those separate account shares for which it receives instructions. Shares of each Fund owned by Aetna Insurance through the general account will be voted in the same proportion as shares held by the separate accounts investing in that Fund. Abstentions will have the effect of a "no" vote.

     The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes (except Aetna Variable Encore Fund which requires one quarter) is necessary to constitute a quorum for the transaction of business. Because Aetna Insurance is the legal owner of nearly all Fund shares and will vote those shares as described above, there will be a quorum at the Special Meeting with respect to most Funds regardless of how Contract Holders direct Aetna Insurance to vote on the Proposals. In the event that a quorum of shareholders is not represented at the Special Meeting with respect to one or more Funds, however, the Meeting may be adjourned by a majority of the applicable Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

     The number of shares that you may vote is the total of the number shown on the Proxy Ballot or authorization card, as applicable, accompanying this Proxy Statement. The number of shares that you are entitled to vote is calculated according to the formula described in the materials relating to your Contract. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

CAN THE MEETINGS BE ADJOURNED?
     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast. Shares in favor of a Proposal will be voted in favor of any adjournment on that Proposal, and shares against a Proposal will be voted against any adjournment of that Proposal.

                                                                      APPENDIX 1

      NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, DECEMBER 12, 2001

     --------------------------------------------------------------- ------------------------------
     FUND                                                              TOTAL SHARES OUTSTANDING
     ----------------------------------------------------------------------------------------------
     AETNA GET FUND:
     --------------------------------------------------------------- ------------------------------
     Series D                                                                47,219,435.018
     --------------------------------------------------------------- ------------------------------
     Series E                                                                45,349,860.005
     --------------------------------------------------------------- ------------------------------
     Series G                                                                21,235,335.015
     --------------------------------------------------------------- ------------------------------
     Series H                                                                16,020,505.135
     --------------------------------------------------------------- ------------------------------
     Series I                                                                 8,931,326.264
     --------------------------------------------------------------- ------------------------------
     Series J                                                                 7,661,297.728
     --------------------------------------------------------------- ------------------------------
     Series K                                                                 9,118,800.042
     --------------------------------------------------------------- ------------------------------
     Series L                                                                 8,108,730.647
     --------------------------------------------------------------- ------------------------------
     Series M                                                                12,382,113.927
     --------------------------------------------------------------- ------------------------------
     Series N                                                                13,093,556.467
     --------------------------------------------------------------- ------------------------------
     Series P                                                                22,625,639.926
     --------------------------------------------------------------- ------------------------------
     AETNA VARIABLE ENCORE FUND D/B/A                                       112,281,068.384
     AETNA MONEY MARKET VP
     --------------------------------------------------------------- ------------------------------
     AETNA INCOME SHARES D/B/A                                               72,627,424.976
     AETNA BOND VP
     --------------------------------------------------------------- ------------------------------
     AETNA VARIABLE FUND D/B/A                                              286,657,155.663
     AETNA GROWTH AND INCOME VP
     --------------------------------------------------------------- ------------------------------
     AETNA VARIABLE PORTFOLIOS, INC.:
     --------------------------------------------------------------- ------------------------------
     Aetna Growth VP                                                    R:   31,667,698.614
                                                                        S:        1,116.071
     --------------------------------------------------------------- ------------------------------
     Aetna International VP                                             R:    6,196,086.829
                                                                        S:        1,355.014
     --------------------------------------------------------------- ------------------------------
     Aetna Small Company VP                                             R:   20,054,037.934
                                                                        S:          671.141
     --------------------------------------------------------------- ------------------------------
     Aetna Value Opportunity VP                                         R:   16,262,522.020
                                                                        S:       18,134.158
     --------------------------------------------------------------- ------------------------------
     Aetna Technology VP                                                R:   13,789,749.065
                                                                        S:        2,551.020
     --------------------------------------------------------------- ------------------------------
     Aetna Index Plus Large Cap VP                                      R:   82,733,505.697
                                                                        S:       36,415.559
     --------------------------------------------------------------- ------------------------------
     Aetna Index Plus Mid Cap VP                                        R:   11,555,304.596
                                                                        S:       52,248.954
     --------------------------------------------------------------- ------------------------------
     Aetna Index Plus Small Cap VP                                      R:    3,783,666.434
                                                                        S:       50,326.748
     --------------------------------------------------------------- ------------------------------
     AETNA GENERATION PORTFOLIOS, INC.:
     --------------------------------------------------------------- ------------------------------
     Aetna Ascent VP                                                          15,423,399.386
     --------------------------------------------------------------- ------------------------------
     Aetna Crossroads VP                                                      14,705,652.913
     --------------------------------------------------------------- ------------------------------
     Aetna Legacy VP                                                          10,823,475.149
     --------------------------------------------------------------- ------------------------------
     AETNA BALANCED VP, INC.                                                 129,674,015.556
     --------------------------------------------------------------- ------------------------------

                                                                      APPENDIX 2

                   BENEFICIAL OWNERS OF MORE THAN 5% OF A FUND

     As of December 12, 2001, shares of each Fund were held, in most cases, by Aetna Life Insurance and Annuity Company, 151 Farmington Avenue, Hartford, Connecticut 06156-8962, Aetna Insurance Company of America, 5100 West Lemon Street, Suite 213, Tampa, Florida 33609, and Golden American Life Insurance Company, 1475 Dunwoody Drive, West Chester, Pennsylvania 19380-1478, on behalf of the following separate accounts that fund variable annuity and life insurance contracts issued to individual or group contract holders:

       BENEFICIAL OWNERS OF MORE THAN 5% OF A FUND AS OF DECEMBER 12, 2001

                                                                                                                        PERCENT OF
FUND NAME                                     NAME AND ADDRESS OF BENEFICIAL OWNER            NUMBER OF SHARES            SHARES
---------                                     ------------------------------------            ----------------          -----------
AETNA BALANCED VP, INC.:
-----------------------
                                              ALIAC Separate Accounts                          127,163,616.814             98.04%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

AETNA GENERATION PORTFOLIOS, INC.:
---------------------------------
       Aetna Ascent VP                        ALIAC Separate Accounts                           15,127,764.868             98.08%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

       Aetna Crossroads VP                    ALIAC Separate Accounts                           14,542,415.566             98.90%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

       Aetna Legacy VP                        ALIAC Separate Accounts                           10,493,978.928             97.14%
                                              Attn: Valuation Unit TN4
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

AETNA GET FUND:
--------------
   Series D                                   ALIAC Separate Accounts                           47,219,435.018               100%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

   Series E                                   ALIAC Separate Accounts                           43,349,860.005               100%
                                              Attn: Valuation Unit TS31
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

   Series G                                   ALIAC Separate Accounts                           21,235,335.015               100%
                                              Attn: Valuation Unit TS31
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

   Series H                                   ALIAC Separate Accounts                           16,020,505.135               100%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

                                                                                                                         PERCENT OF
FUND NAME                                     NAME AND ADDRESS OF BENEFICIAL OWNER            NUMBER OF SHARES             SHARES
---------                                     ------------------------------------            ----------------           -----------

 Series I                                     ALIAC Separate Accounts                           8,931,326.264               100%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

 Series J                                     ALIAC Separate Accounts                           7,661,297.728               100%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

 Series K                                     ALIAC Separate Accounts                           9,118,800.042               100%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

 Series L                                     ALIAC Separate Accounts                           8,108,730.647               100%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

 Series M                                     Aetna Life Insurance & Annuity                   12,382,113.927               100%
                                              AFS Central Valuation Unit TN41
                                              Attn: Gordon Elrod
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

 Series N                                     Aetna Life Insurance & Annuity                   10,115,250.204             76.97%
                                              AFS Central Valuation Unit TN41
                                              Attn: Gordon Elrod
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

                                              Golden American Life Insurance Co.                3,026,043.111             23.03%
                                              1475 Dunwoody Dr.
                                              West Chester, PA 19380-1478

 Series P                                     Aetna Life Insurance & Annuity                   22,210,596.008             89.88%
                                              AFS Central Valuation Unit TN41
                                              Attn: Gordon Elrod
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

                                              Golden American Life Insurance Co.                  189,032.135              7.69%
                                              1475 Dunwoody Dr.
                                              West Chester, PA 19380-1478

AETNA INCOME SHARES:
-------------------
       (d/b/a)                                ALIAC Separate Accounts                          70,083,937.501             96.48%
       Aetna Bond VP                          Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

                                                                                                                       PERCENT OF
FUND NAME                                     NAME AND ADDRESS OF BENEFICIAL OWNER            NUMBER OF SHARES            SHARES
---------                                     ------------------------------------            ----------------         -----------

AETNA VARIABLE ENCORE FUND:
--------------------------
       (d/b/a)                                ALIAC Separate Accounts                         107,561,217.411             94.60%
       Aetna Money Market VP                  Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

AETNA VARIABLE FUND:
-------------------
       (d/b/a)                                ALIAC Separate Accounts                         278,940,409.063             97.29%
       Aetna Growth and Income VP             Attn: Valuation Unit TS31
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

AETNA VARIABLE PORTFOLIOS, INC.:
-------------------------------
       Aetna Growth VP:
       ---------------
               Class R                        ALIAC Separate Accounts                          31,300,947.231             98.82%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

               Class S                        Aeltus Investment Management, Inc.                    1,116.071               100%
                                              Seed Account
                                              Attn: Chris Kurtz- SH14
                                              10 State House Sq.
                                              Hartford, CT 06103-3604

       Aetna Index Plus Large Cap VP:
       -----------------------------
               Class R                        ALIAC Separate Accounts                          80,830,453.585             97.71%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

               Class S                        Golden American Life Insurance Co.                   35,741.217             98.14%
                                              1475 Dunwoody Dr.
                                              West Chester, PA 19380-1478

       Aetna Index Plus Mid Cap VP:
       ---------------------------
               Class R                        Aetna Life Insurance & Annuity Co.               11,524,492.927             99.98%
                                              Separate Account Investments TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0002

               Class S                        Golden American Life Insurance Co.                   51,513.373             98.59%
                                              1475 Dunwoody Dr.
                                              West Chester, PA 19380-1478

       Aetna Index Plus Small Cap VP:
       -----------------------------
               Class R                        Aetna Life Insurance & Annuity Co.                3,735,998.142             99.93%
                                              Separate Account Investments TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0002

               Class S                        Golden American Life Insurance Co.                   50,105.216             98.28%
                                              1475 Dunwoody Dr.
                                              West Chester, PA 19380-1478


                                                                                                                        PERCENT OF
FUND NAME                                     NAME AND ADDRESS OF BENEFICIAL OWNER            NUMBER OF SHARES            SHARES
---------                                     ------------------------------------            ----------------          -----------


       Aetna International VP:
       ----------------------
               Class R                        Aetna Life Insurance & Annuity Co.                6,094,515.170             99.22%
                                              Separate Account Investments TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-002

               Class S                        Aeltus Investment Management, Inc.                    1,355.014               100%
                                              Seed Account
                                              Attn: Chris Kurtz- SH14
                                              10 State House Sq.
                                              Hartford, CT 06103-3604

       Aetna Small Company VP:
       ----------------------
               Class R                        ALIAC Separate Accounts                          19,456,523.870             97.16%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

               Class S                        Aeltus Investment Management, Inc.                      671.141               100%
                                              Seed Account
                                              Attn: Chris Kurtz- SH14
                                              10 State House Sq.
                                              Hartford, CT 06103-3604

       Aetna Technology VP:
       -------------------
               Class R                        Aetna Life Insurance & Annuity                   13,540,901.406             98.74%
                                              AFS Central Valuation Unit TN 41
                                              Attn: Gordon Elrod
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

               Class S                        Aeltus Investment Management, Inc.                    2,551.020               100%
                                              Seed Account
                                              Attn: Chris Kurtz- SH14
                                              10 State House Sq.
                                              Hartford, CT 06103-3604

       Aetna Value Opportunity VP:
       --------------------------
               Class R                        ALIAC Separate Accounts                          15,715,141.107             96.61%
                                              Attn: Valuation Unit TN41
                                              151 Farmington Ave.
                                              Hartford, CT 06156-0001

               Class S                        Golden American Life Insurance Co.                   17,426.617             96.21%
                                              1475 Dunwoody Dr.
                                              West Chester, PA 19380-1478


                                                                      APPENDIX 3

                DATES RELATING TO INVESTMENT ADVISORY AGREEMENTS

The effective date of each Proposed Management Agreement is May 1, 2002.

 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
                                                                                          DATE CURRENT            DATE CURRENT
                                                                     EFFECTIVE             INVESTMENT          INVESTMENT ADVISORY
                                                                  DATE OF CURRENT      ADVISORY AGREEMENT        AGREEMENT LAST
                                          COMMENCEMENT OF           INVESTMENT          LAST APPROVED BY          APPROVED BY
 FUND*                                       OPERATIONS         ADVISORY AGREEMENT          THE BOARD            SHAREHOLDERS**
 -----------------------------------------------------------------------------------------------------------------------------------
 AETNA GET FUND:
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series D                                 October 15, 1998        January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series E                                    June 15, 1999        January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series G                               September 15, 1999        January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series H                                December 15, 1999        January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series I                                   March 15, 2000        January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series J                                    June 15, 2000        January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series K                               September 14, 2000        January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series L                                December 14, 2000        January 1, 2002       December 12, 2001       December 13, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series M                                   March 15, 2001        January 1, 2002       December 12, 2001          March 14, 2001
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series N                                    June 14, 2001        January 1, 2002       December 12, 2001           June 13, 2001
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Series P                               September 18, 2001        January 1, 2002       December 12, 2001      September 13, 2001
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 AETNA VARIABLE ENCORE FUND                 August 1, 1975        January 1, 2002       December 12, 2001       November 22, 2000
 D/B/A
 AETNA MONEY MARKET VP
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 AETNA INCOME SHARES D/B/A AETNA
 BOND VP                                      May 15, 1973        January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 AETNA VARIABLE FUND D/B/A
 AETNA GROWTH AND INCOME VP                    May 1, 1975        January 1, 2002       December 12, 2001       November 22, 2000
 -----------------------------------------------------------------------------------------------------------------------------------
 AETNA VARIABLE PORTFOLIOS, INC.:
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Growth VP                         December 13, 1996        January 1, 2002       December 12, 2001        November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna International VP                  December 22, 1997        January 1, 2002       December 12, 2001        November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Small Company VP                  December 27, 1996        January 1, 2002       December 12, 2001        November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Value Opportunity VP              December 13, 1996        January 1, 2002       December 12, 2001        November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Technology VP                           May 1, 2000        January 1, 2002       December 12, 2001        November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Index Plus Large Cap VP          September 16, 1996        January 1, 2002       December 12, 2001        November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Index Plus Mid Cap VP             December 16, 1997        January 1, 2002       December 12, 2001        November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Index Plus Small Cap VP           December 19, 1997        January 1, 2002       December 12, 2001        November 22, 2000
 -----------------------------------------------------------------------------------------------------------------------------------
 AETNA GENERATION PORTFOLIOS, INC.:
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Ascent VP                               July 5, 1995       January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Crossroads VP                           July 5, 1995       January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 Aetna Legacy VP                               July 5, 1995       January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------
 AETNA BALANCED VP, INC.                        May 3, 1989       January 1, 2002       December 12, 2001       November 22, 2000
 ------------------------------------- ----------------------- ---------------------- ---------------------- -----------------------

* In December 1999, the Board approved the revision of certain Funds' Investment Advisory Agreements in order to continue specific expense limitation provisions and to make immaterial changes to clarify certain provisions and to promote uniformity among all the Agreements. In those cases, the date of the agreement may be later than the dates of approval by the Board and shareholders.
** Aetna Inc. ("Aetna"), the former indirect parent company of Aeltus, sold its financial services and international businesses, including Aeltus, to ING in December 2000. The Aetna-ING transaction resulted in a change in ownership of Aetna's financial services and international businesses, which may have been deemed to cause a "change in control" of Aeltus, even though the services provided by Aeltus to the Funds were not expected to be materially affected as a result. A "change in control" may have caused each Fund's investment advisory agreement with Aeltus and the sub-advisory agreement with Elijah for Aetna Technology VP, to which Aeltus is a party, to terminate. Accordingly, in order to ensure continuity of service, shareholder approval of the current agreements was sought and received.

                                                                      APPENDIX 4

               FUND EXPENSE LIMITATIONS UNDER PROPOSED AGREEMENTS

     The following table shows the expense limitation for each Fund (excluding distribution fees) under the new expense limitation agreements.

   FUND                                                          EXPENSE LIMITATION
   ----                                                          ------------------
   AETNA GET FUND:
   All Series (D, E, G, H, I, J, K, L, M, N and P)               0.75% for Guarantee Period
                                                                 0.40% for Offering Period

   AETNA VARIABLE PORTFOLIOS, INC. (Classes R & S):
   Aetna Growth VP                                               0.80%
   Aetna International VP                                        1.15%
   Aetna Small Company VP                                        0.95%
   Aetna Value Opportunity VP                                    0.80%
   Aetna Technology VP                                           1.15%
   Aetna Index Plus Large Cap VP                                 0.55%
   Aetna Index Plus Mid Cap VP                                   0.60%
   Aetna Index Plus Small Cap VP                                 0.60%

   AETNA GENERATION PORTFOLIOS, INC. (Classes R & S):
   Aetna Ascent VP                                               0.75%
   Aetna Crossroads VP                                           0.70%
   Aetna Legacy VP                                               0.65%

                                                                      APPENDIX 5

            ADDITIONAL INFORMATION ABOUT ING PILGRIM INVESTMENTS, LLC

     ING Pilgrim Investments, LLC ("ING Pilgrim"), a Delaware limited liability company, serves as the investment adviser to the Pilgrim Funds. Organized in December, 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING") which is located at Straninskylaan 2631, 1077zz Amsterdam, P.O. Box 810, 1000 Av Amsterdam, the Netherlands. ING Pilgrim is an indirect wholly-owned subsidiary of ING Pilgrim Capital Corporation which is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, which in turn is a subsidiary of ReliaStar Financial Corp. which is located at 20 Washington Avenue South, Minneapolis, MN 55401.

   PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF ING PILGRIM INVESTMENTS, LLC

---------------------------- ------------------------------------ ----------------------------------------------------------------
                             POSITIONS AND OFFICES WITH
NAME                         INVESTMENT ADVISER                   OTHER PRINCIPAL POSITION(S) HELD
---------------------------- ------------------------------------ ----------------------------------------------------------------
John G. Turner               Director                             Mr. Turner is currently a Trustee and Vice Chairman of ING
20 Washington Avenue South                                        Americas. Mr. Turner is also a Director of the Aetna Funds.
Minneapolis, MN 55401                                             Mr. Turner was formerly Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co.
                                                                  (1993-2000); Chairman of ReliaStar United Services Life
                                                                  Insurance Company and ReliaStar Life Insurance Company of New
                                                                  York (since 1995); Chairman of Northern Life Insurance Company
                                                                  (since 1992); Chairman and Director/Trustee of the Northstar affiliated investment companies (since October 1993). Mr.
                                                                  Turner was formerly Director of Northstar Investment
                                                                  Management Corporation and its affiliates (1993-1999). Mr.
                                                                  Turner is a director of Aeltus Investment Management, Inc. Mr.
                                                                  Turner is also chairman and a director/trustee of each of the
                                                                  Pilgrim Funds.
---------------------------- ------------------------------------ ----------------------------------------------------------------
James M. Hennessy            President, Chief Operating Officer   President and Chief Executive Officer of each of the Pilgrim
7337 East Doubletree         and Director                         Funds (since February 2001); Chief Operating Officer of each
 Ranch Road                                                       of the Pilgrim Funds (since July 2000); Director, President
Scottsdale, AZ 85258                                              and Chief Operating Officer of ING Pilgrim Group, LLC, ING
                                                                  Pilgrim Investments, LLC, ING Pilgrim Capital Corporation,
                                                                  LLC, and other subsidiaries of ING Pilgrim Capital
                                                                  Corporation, LLC. Director of ING Pilgrim Securities,
                                                                  Inc. Mr. Hennessy has held various other executive positions with ING Pilgrim and the Pilgrim Funds for more than the
                                                                  last 5 years.
---------------------------- ------------------------------------ ----------------------------------------------------------------
Michael J. Roland            Senior Vice President and            Senior Vice President and Chief Financial Officer, ING Pilgrim
7337 East Doubletree         Chief Financial Officer              Group, LLC, ING Pilgrim and ING Pilgrim Securities, Inc.
 Ranch Road                                                       (since June 1998); Senior Vice President and Principal
Scottsdale, AZ 85258                                              Financial Officer of most of the Pilgrim Funds. He served in same capacity from January 1995 - April 1997. Formerly, Chief
                                                                  Financial Officer of Endeaver Group (April 1997 to June 1998).
---------------------------  ----------------------------------- ----------------------------------------------------------------
William H. Rivoir            Senior Vice President and Secretary Senior Vice President and Assistant Secretary (June, 1998 to
7337 East Doubletree                                             Present), Pilgrim Investments, Inc.; President (January, 1998
 Ranch Road                                                      to June, 1998), Rivoir & Associates, P.C.; President (March,
Scottsdale, AZ 85258                                             1992 to February, 1997), Rivoir & Kiese, Ltd.; Agency Director
                                                                 (March, 1989 to February, 1992), State of Arizona.
--------------------------- ------------------------------------ ----------------------------------------------------------------

 OFFICERS OF THE FUNDS EFFECTIVE THE DATE ING PILGRIM BECOMES INVESTMENT ADVISER (PROPOSAL 2)

---------------------------------- ------------------------------------ ------------------------------------------------------
NAME AND AGE                       POSITION                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------- ------------------------------------ ------------------------------------------------------
James M. Hennessy                  President, Chief Executive           President and Chief Executive Officer of each of the
(Age 52)                           Officer, and Chief Operating         Pilgrim Funds (since February 2001); Chief Operating
7337 E. Doubletree Ranch Rd.       Officer                              Officer of each of the Pilgrim Funds (since July
Scottsdale, Arizona 85258                                               2000); Director of ING Pilgrim Group, LLC, ING
                                                                        Pilgrim Investments, LLC, ING Pilgrim Securities, Inc.,
                                                                        ING Pilgrim Capital Corporation, LLC, and other
                                                                        subsidiaries of ING Pilgrim Capital Corporation, LLC.
                                                                        Mr. Hennessy has held various other positions with ING
                                                                        Pilgrim and the Pilgrim Funds for more than the last
                                                                        5 years.
---------------------------------- ------------------------------------ ------------------------------------------------------
Stanley D. Vyner                   Executive Vice President and         Executive Vice President of most of the Pilgrim
(Age 51)                           Chief Investment Officer -           Funds (since July 1996). Formerly, President and
7337 E. Doubletree Ranch Rd.       International Equities               Chief Executive Officer of ING Pilgrim (August
Scottsdale, Arizona 85258                                               1996-August 2000).
---------------------------------- ------------------------------------ ------------------------------------------------------
Michael J. Roland                  Senior Vice President and            Senior Vice President and Chief Financial Officer,
(Age 43)                           Principal Financial Officer          ING Pilgrim Group, LLC, ING Pilgrim and ING Pilgrim
7337 E. Doubletree Ranch Rd.                                            Securities, Inc. (since June 1998); Senior Vice
Scottsdale, Arizona 85258                                               President and Principal Financial Officer of most of
                                                                        the Pilgrim Funds. He served in same capacity from
                                                                        January 1995-April 1997. Formerly, Chief Financial
                                                                        Officer of Endeaver Group (April 1997 to June 1998).
---------------------------------- ------------------------------------ ------------------------------------------------------
Robert S. Naka                     Senior Vice President and            Senior Vice President, ING Pilgrim (since November
(Age 38)                           Assistant Secretary                  1999) and ING Pilgrim Group, LLC (since August
7337 E. Doubletree Ranch Rd.                                            1999); Senior Vice President and Assistant Secretary
Scottsdale, Arizona 85258                                               of each of the Pilgrim Funds. Mr. Naka has held
                                                                        various positions with ING Pilgrim for more than
                                                                        the last 5 years.
---------------------------------- ------------------------------------ ------------------------------------------------------
Robyn L. Ichilov                   Vice President and Treasurer         Vice President, ING Pilgrim (since August 1997);
(Age 34)                                                                Accounting Manager (since November 1995); Vice
7337 E. Doubletree Ranch Rd.                                            President and Treasurer of most of the Pilgrim Funds.
Scottsdale, Arizona 85258
---------------------------------- ------------------------------------ ------------------------------------------------------
Kimberly A. Anderson               Vice President and Secretary         Vice President of ING Pilgrim Group, LLC (since
(Age 37)                                                                January 2001) and Vice President and Secretary of
7337 E. Doubletree Ranch Rd.                                            each of the Pilgrim Funds (since February 2001).
Scottsdale, Arizona 85258                                               Formerly Assistant Vice President and Assistant
                                                                        Secretary of each of the Pilgrim Funds (August
                                                                        1999-February 2001) and Assistant Vice President of
                                                                        ING Pilgrim Group, Inc. (November 1999-January
                                                                        2001). Ms. Anderson has held various other positions
                                                                        with ING Pilgrim Group, Inc. for more than the last
                                                                        five years.
---------------------------------- ------------------------------------ ------------------------------------------------------
Ralph G. Norton III                Senior Vice President and            Senior Vice President and Chief Investment Officer,
(Age 42)                           Chief Investment Officer - Fixed     Fixed Income, ING Pilgrim (since August 2001).
7337 E. Doubletree Ranch Rd.       Income                               Formerly, Senior Market Strategist, Aeltus
Scottsdale, Arizona 85258                                               Investment Management, Inc. (from January 2001 to
                                                                        August 2001); Chief Investment Officer, ING Mutual
                                                                        Funds Management Co. (1990 to January 2001).
---------------------------------- ------------------------------------ ------------------------------------------------------
Mary Lisanti                       Executive Vice President and         Executive Vice President of the Pilgrim Funds (since
(Age 45)                           Chief Operating Officer - Domestic   May 1998). Formerly Portfolio Manger, Strong Capital
7337 E. Doubletree Ranch Rd.       Equities                             Management; and Managing Director and Head of Small-
Scottsdale, Arizona 85258                                               and Mid- Capitalization Equity Strategies at Bankers
                                                                        Trust Corp. (1993-1996).
---------------------------------- ------------------------------------ ------------------------------------------------------

                                                                      APPENDIX 6


            ADVISORY FEES PAID TO AELTUS INVESTMENT MANAGEMENT, INC.
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001

     --------------------------------------------- ------------------- -------------- ------------------
                                                          TOTAL
                                                       INVESTMENT                            NET
                                                        ADVISORY                          ADVISORY
        FUND                                              FEES           WAIVER           FEES PAID
     -------------------------------------------------------------------------------- -----------------
     AETNA GET FUND:
     --------------------------------------------- ------------------- -------------- ------------------
     Series D                                          $ 2,655,963.59   $       --       $ 2,655,963.59
     --------------------------------------------- ------------------- -------------- ------------------
     Series E                                            2,549,869.54           --         2,549,869.54
     --------------------------------------------- ------------------- -------------- ------------------
     Series G                                            1,197,549.92           --         1,197,549.92
     --------------------------------------------- ------------------- -------------- ------------------
     Series H                                              910,871.04           --           910,871.04
     --------------------------------------------- ------------------- -------------- ------------------
     Series I                                              501,223.43       298.55           500,924.88
     --------------------------------------------- ------------------- -------------- ------------------
     Series J                                              424,128.13     5,247.78           418,880.35
     --------------------------------------------- ------------------- -------------- ------------------
     Series K                                              513,278.34     2,128.48           511,149.86
     --------------------------------------------- ------------------- -------------- ------------------
     Series L                                              371,841.31    14,048.89           357,792.42
     --------------------------------------------- ------------------- -------------- ------------------
     Series M                                              355,263.41    10,614.83           344,648.58
     --------------------------------------------- ------------------- -------------- ------------------
     Series N                                              180,122.54     7,302.32           172,820.22
     --------------------------------------------- ------------------- -------------- ------------------
     Series P                                                4,299.89     4,299.89(1)
     --------------------------------------------- ------------------- -------------- ------------------
     AETNA VARIABLE ENCORE FUND D/B/A                    3,217,014.28           --         3,217,014.28
     AETNA MONEY MARKET VP
     --------------------------------------------- ------------------- -------------- ------------------
     AETNA INCOME SHARES D/B/A
     AETNA BOND VP                                       3,187,569.88           --         3,187,569.88
     --------------------------------------------- ------------------- -------------- ------------------
     AETNA VARIABLE FUND D/B/A
     AETNA GROWTH AND INCOME VP                         29,246,935.69                     29,246,935.69
     ---------------------------------------------------------------------------------------------------
     AETNA VARIABLE PORTFOLIOS, INC.:
     ---------------------------------------------------------------------------------------------------
     Aetna Growth VP                                     1,999,992.15                      1,999,992.15
     --------------------------------------------- ------------------- -------------- ------------------
     Aetna International VP                                391,344.87    90,591.28           300,753.59
     --------------------------------------------- ------------------- -------------- ------------------
     Aetna Small Company VP                              2,038,736.50           --         2,038,736.50
     --------------------------------------------- ------------------- -------------- ------------------
     Aetna Value Opportunity VP                            952,359.62           --           952,359.62
     --------------------------------------------- ------------------- -------------- ------------------
     Aetna Technology VP                                   451,413.43        25.14           451,388.29
     --------------------------------------------- ------------------- -------------- ------------------
     Aetna Index Plus Large Cap VP                       3,788,837.80           --         3,788,837.80
     --------------------------------------------- ------------------- -------------- ------------------
     Aetna Index Plus Mid Cap VP                           430,382.74           --           430,382.74
     --------------------------------------------- ------------------- -------------- ------------------
     Aetna Index Plus Small Cap VP                         114,010.21    33,638.47            80,371.74
     ---------------------------------------------------------------------------------------------------
     AETNA GENERATION PORTFOLIOS, INC.:
     ---------------------------------------------------------------------------------------------------
     Aetna Ascent VP                                     1,108,801.26           --         1,108,801.26
     --------------------------------------------- ------------------- -------------- ------------------
     Aetna Crossroads VP                                 1,005,441.01    69,843.59           935,597.42
     --------------------------------------------- ------------------- -------------- ------------------
     Aetna Legacy VP                                       707,925.43   124,324.36           583,601.07
     --------------------------------------------- ------------------- -------------- ------------------
     AETNA BALANCED VP, INC.                             7,557,218.34           --         7,557,218.34
     --------------------------------------------- ------------------- -------------- ------------------


For the most recently completed fiscal year, no commissions were paid to affiliated brokers.
-----------------------------

(1) Actual Reimbursement was $12,849.17

          SUB-ADVISORY FEES PAID TO AELTUS INVESTMENT MANAGEMENT, INC.
 FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001 BY OTHER AFFILIATED REGISTERED
                              INVESTMENT COMPANIES

Effective August 1, 2001, for its services it provides to the Pilgrim Research Enhanced Index Fund and Pilgrim VP Research Enhanced Index Portfolio, Aeltus receives an annual sub-advisory fee, from each fund, based on the average daily net assets equal to 0.20%. The fees are paid by ING Pilgrim, the funds' investment adviser. The funds commenced operations on December 30, 1998 and May 6, 1994, respectively.

                                                                      APPENDIX 7


                               ADVISORY FEE RATES
                  FOR FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
                             ADVISED BY ING PILGRIM

----------------------------------------------- ----------------- ------------------------------------- -------------------------
                                                                            ADVISORY FEE
                                                                         AS A PERCENTAGE OF              EXPENSE LIMITATION
U.S. EQUITY FUNDS                                NET ASSETS(1)        AVERAGE DAILY NET ASSETS             AGREEMENTS(2)
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Growth and Income Fund                    $194,448,641    0.75% of the first $100 million            Class A: 2.75%
                                                                  0.60% of the next $50 million              Class B: 3.50%
                                                                  0.50% of the next $100 million             Class C: 3.50%
                                                                  0.40% thereafter                            Class I: N/A
                                                                                                             Class Q: 2.75%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Research Enhanced Index Fund              $147,776,325    0.70%                                           None
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Growth Opportunities Fund                 $366,486,575    0.95%                                           None
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim LargeCap Growth Fund                      $393,653,305    0.75% of the first $500 million            Class A: 1.60%
                                                                  0.675% of the next $500 million            Class B: 2.25%
                                                                  0.65% thereafter                           Class C: 2.25%
                                                                                                             Class I: N/A
                                                                                                             Class Q: 1.50%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Growth + Value Fund                       $484,724,041    1.00%                                           None
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim SmallCap Opportunities Fund               $354,650,600    1.00%                                           None
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim SmallCap Growth Fund                      $255,273,411    1.00%                                      Class A: 1.95%
                                                                                                             Class B: 2.60%
                                                                                                             Class C: 2.60%
                                                                                                             Class Q: 1.85%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Balanced Fund                             $119,281,138    0.75% of the first $500 million            Class A: 1.60%
                                                                  0.675% of the next $500 million            Class B: 2.25%
                                                                  0.65% thereafter                           Class C: 2.25%
                                                                                                             Class Q: 1.50%
                                                                                                             Class T: 1.75%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                              ADVISORY FEE
                                                                           AS A PERCENTAGE OF              EXPENSE LIMITATION
INTERNATIONAL EQUITY FUNDS                       NET ASSETS(1)             AVERAGE NET ASSETS                AGREEMENTS(3)
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim International Value                      $2,676,494,418   1.00%                                           N/A
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim International                             $43,875,595     1.00%                                      Class A: 2.75%
                                                                                                             Class B: 3.50%
                                                                                                             Class C: 3.50%
                                                                                                              Class I: N/A
                                                                                                             Class Q: 2.75%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim International Core Growth                 $41,833,138     1.00% on first $500 million                Class A: 1.95%
                                                                  0.90% on next $500 million                 Class B: 2.60%
                                                                  0.85% thereafter                           Class C: 2.60%
                                                                                                             Class Q: 1.85%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Global Information Technology             $50,126,598     1.25%                                      Class A: 1.95%
                                                                                                             Class B: 2.70%
                                                                                                             Class C: 2.70%
                                                                                                             Class I: 1.70%
----------------------------------------------- ----------------- ------------------------------------- -------------------------

----------------------------------------------- ----------------- ------------------------------------- -------------------------
                                                                            ADVISORY FEE
                                                                         AS A PERCENTAGE OF              EXPENSE LIMITATION
INCOME FUNDS                                     NET ASSETS(1)        AVERAGE DAILY NET ASSETS             AGREEMENTS(4)
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Intermediate Bond                         $51,233,764     0.50%                                      Class A: 1.15%
                                                                                                             Class B: 1.90%
                                                                                                             Class C: 1.90%
                                                                                                             Class I: 0.90%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim GNMA Income                               $619,364,632    0.60% of the first $150 million            Class A: 1.29%
                                                                                                             Class B: 2.04%
                                                                  0.50% thereafter                           Class C: 2.04%
                                                                                                             Class Q: 1.29%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Money Market                              $87,483,392     0.35%                                      Class A: 1.50%
                                                                                                             Class B: 2.25%
                                                                                                             Class C: 2.25%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
ING Pilgrim Money Market                          $544,547,435    0.25%                                      Class A: 0.77%
                                                                                                             Class B: 1.41%
                                                                                                             Class C: 1.41%
                                                                                                             Class I: 0.31%
----------------------------------------------- ----------------- ------------------------------------- -------------------------

----------------------------------------------- ----------------- ------------------------------------- -------------------------
                                                                            ADVISORY FEE
                                                                         AS A PERCENTAGE OF              EXPENSE LIMITATION
INCOME FUNDS                                     NET ASSETS(1)        AVERAGE DAILY NET ASSETS             AGREEMENTS(4)
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Lexington Money Market Trust                      $56,491,523     0.50% of the first $500 million            Class A: 1.00%
                                                                  0.45% thereafter
----------------------------------------------- ----------------- ------------------------------------- -------------------------

----------------------------------------------- ----------------- ------------------------------------- -------------------------
                                                                            ADVISORY FEE
                                                                         AS A PERCENTAGE OF              EXPENSE LIMITATION
PRINCIPAL PROTECTION FUNDS                       NET ASSETS(1)        AVERAGE DAILY NET ASSETS             AGREEMENTS(5)
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Principal Protection Fund                 $551,333,486    0.25% of average daily net assets          Class A: 1.75%
                                                                  during the Offering Phase (July 5,         Class B: 2.50%
                                                                  2001 through October 3, 2001)              Class C: 2.50%
                                                                                                             Class Q: 1.75%
                                                                  0.80% of average daily net
                                                                  assets during the Guarantee
                                                                  Period (October 4, 2001
                                                                  through October 3, 2006)
                                                                  0.60% of average daily net
                                                                  assets during the Index Plus
                                                                  LargeCap Period (commence
                                                                  immediately following the
                                                                  Guarantee Period)
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim Principal Protection Fund II              $159,318,931    0.25% of average daily net assets          Class A: 1.75%
                                                                  during the Offering Phase (November        Class B: 2.50%
                                                                  5, 2001 through January 31, 2002)          Class C: 2.50%
                                                                                                             Class Q: 1.75%
                                                                  0.80% of average daily net assets
                                                                  during the Guarantee Period
                                                                  (February 1, 2002 through February
                                                                  1, 2007)

                                                                  0.60% of average daily net assets
                                                                  during the Index Plus LargeCap
                                                                  Period (commence immediately following
                                                                  the Guarantee Period)
----------------------------------------------- ----------------- ------------------------------------- -------------------------

----------------------------------------------- ----------------- ------------------------------------- -------------------------
                                                                              ADVISORY FEE
                                                                           AS A PERCENTAGE OF               EXPENSE LIMITATION
ANNUITY FUNDS                                    NET ASSETS(1)           AVERAGE DAILY NET ASSETS               AGREEMENTS
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim VP Growth & Income Portfolio                  $619,609    0.75%                                          1.10%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Money Market Portfolio                              $6,519,022    0.50% of the first $100 million                0.90%
                                                                  0.45% thereafter
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Bond Portfolio                                      $3,084,376    0.50% of the first $100 million                0.90%
                                                                  0.45% thereafter
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim VP Growth Opportunities                    $10,667,292    0.75%                                      Class R: 0.90%
                                                                                                             Class S: 1.10%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim VP International Value Portfolio           $31,064,680    1.00%                                          1.00%
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim VP Small Cap Opportunities Portfolio      $108,030,470    0.75% on the first $250,000,000            Class R: 0.90%
                                                                  0.70% on the next $250,000,000             Class S: 1.10%
                                                                  0.65% on the next $250,000,000
                                                                  0.60% on the next $250,000,000
                                                                  0.55% thereafter
----------------------------------------------- ----------------- ------------------------------------- -------------------------
Pilgrim VP Research Enhanced Index Portfolio       $17,451,642    0.75% on the first $250,000,000            Class R: 0.90%
                                                                  0.70% on the next $250,000,000             Class S: 1.10%
                                                                  0.65% on the next $250,000,000
                                                                  0.60% on the next $250,000,000
                                                                  0.55% thereafter
----------------------------------------------- ----------------- ------------------------------------- -------------------------

   (1)Net assets as of the period ended November 30, 2001.
   (2)ING Pilgrim Investments, LLC has entered into written expense limitation agreements with Pilgrim Balanced Fund, Pilgrim Growth and Income Fund, Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, and Pilgrim SmallCap Growth Fund, under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue at least through October 31, 2002 for each Fund except Pilgrim Growth and Income Fund. The expense limit for Pilgrim Growth and Income Fund will continue at least through July 26, 2002. The agreements are contractual and will automatically renew for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then-current term or upon termination of the management agreement.
   (3)ING Pilgrim Investments, LLC has entered into written expense limitation agreements with Pilgrim International Fund, Pilgrim International Core Growth Fund, and Pilgrim Global Information Technology Fund under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue at least through October 31, 2002. The agreements are contractual and will automatically renew for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then-current term or upon termination of the management agreement.
   (4)ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Income Fund under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue at least through October 31, 2002 for Pilgrim Money Market, through July 26, 2002 for Lexington Money Market Trust, and through February 28, 2002 for Pilgrim Intermediate Bond Fund, Pilgrim High Yield Bond Fund, and ING Pilgrim Money Market Fund. The agreements are contractual and will automatically renew for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then-current term or upon termination of the management agreement.
   (5)ING Pilgrim Investments, LLC has entered into written expense limitation agreements with Pilgrim Principal Protection Fund and Pilgrim Principal Protection Fund II under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue at least through the Guarantee Maturity Date. The agreements are contractual and will automatically renew for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then-current term or upon termination of the management agreement.

                                                                      APPENDIX 8

                          ADDITIONAL INFORMATION ABOUT
                       AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus is a wholly owned subsidiary of Aetna Investment Adviser Holding Company, Inc.; Aetna Investment Adviser Holding Company, Inc. is a wholly owned subsidiary of Aetna Life Insurance and Annuity Company; Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc.; Aetna Retirement Holdings, Inc. is a wholly owned subsidiary of Lion Connecticut Holdings, Inc; Lion Connecticut Holdings, Inc. is a wholly owned subsidiary of ING America Insurance Holdings, Inc.; ING America Insurance Holdings, Inc. is a wholly owned subsidiary ING Insurance International B.V.; ING Insurance International B.V. is a wholly owned subsidiary of ING Verzekeringan N.V.; ING Verzekeringan N.V. is a wholly owned subsidiary of ING Groep N.V.

Aeltus is located at 10 State House Square, Hartford, CT 06103-3602.

               PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF AELTUS

    ------------------------------ ------------------------------------------- --------------------------------------------
                                             POSITIONS AND OFFICES
    NAME*                                   WITH INVESTMENT ADVISER            OTHER PRINCIPAL POSITION(S) HELD
    ------------------------------ ------------------------------------------- --------------------------------------------
    J. Scott Fox                   Director, President, Chief Executive        Director (since May 1996), President
                                   Officer and Chief Operating Officer         (since April 2001), Chief Executive
                                                                               Officer (since June 2001) and Chief
                                                                               Operating Officer (since May 1996),
                                                                               Chief Financial Officer (May 1996
                                                                               to June 2001), Managing Director (May
                                                                               1996 to April 2001) - Aeltus Trust
                                                                               Company; Director (since February 1995),
                                                                               Executive Vice President (since April
                                                                               2001), Chief Operating Officer (since
                                                                               February 1995), Chief Financial Officer
                                                                               (February 1995 to April 2001) - Aeltus
                                                                               Capital, Inc.
    ------------------------------ ------------------------------------------- --------------------------------------------
    Thomas J. McInerney            Director                                    Chief Executive Officer ING U.S.; Director
                                                                               (since February 1998), President (since
                                                                               August 1997) - Aetna Retirement Services,
                                                                               Inc.; Director and President (September
                                                                               1997 to May 2000) and (since September
                                                                               2000) - Aetna Life Insurance and Annuity
                                                                               Company; Executive Vice President (August
                                                                               1997 to December 2000) - Aetna Inc.
    ------------------------------ ------------------------------------------- --------------------------------------------
    John G. Turner                 Director                                    Vice Chairman (September 2000 to present)
                                                                               - ING Americas; Chairman and Chief
                                                                               Executive Officer (July 1993 to September
                                                                               2000) - ReliaStar.
    ------------------------------ ------------------------------------------- --------------------------------------------


    * The principal business address of Mr. Fox is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney is 151 Farmington Avenue, Hartford, Connecticut 06156. The principal business address for Mr. Turner is 20 Washington Avenue South, Minneapolis, MN 55401.

             COMMON OFFICERS AND DIRECTORS OF EACH COMPANY AND AELTUS

   ------------------------------ ------------------------------- -------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
   NAME,                          POSITION(S) HELD                POSITIONS HELD WITH AFFILIATED PERSONS OR
   ADDRESS AND AGE                WITH EACH FUND                  PRINCIPAL UNDERWRITERS OF THE FUND)
   ------------------------------ ------------------------------- -------------------------------------------------------
   J. Scott Fox                   Director and President          Chief Executive Officer (July 2001 to present),
   10 State House Square          (Principal Executive Officer)   President (April 2001 to present), Director, Chief
   Hartford, Connecticut                                          Operating Officer (April 1994 to present), Chief
   Age 46                                                         Financial Officer (April 1994 to July 2001), Managing
                                                                  Director (April 1994 to April 2001), Aeltus Investment
                                                                  Management, Inc. and Aeltus Trust Company;
                                                                  Executive Vice President (April 2001 to present),
                                                                  Director, Chief Operating Officer (February 1995
                                                                  to present), Chief Financial Officer, Managing Director
                                                                  (February 1995 to April 2001), Aeltus Capital, Inc.;
                                                                  Senior Vice President - Operations, Aetna Life
                                                                  Insurance and Annuity Company (March 1997 to
                                                                  December 1997).
   ------------------------------ ------------------------------- -------------------------------------------------------
   Wayne F. Baltzer               Vice President                  Vice President, Aeltus Investment Management, Inc.
   10 State House Square                                          (December 2000 to present); Vice President, Aeltus
   Hartford, Connecticut                                          Capital, Inc. (May 1998 to present); Vice President,
   Age 58                                                         Aetna Investment Services, Inc. (July 1993 to May
                                                                  1998).
   ------------------------------ ------------------------------- -------------------------------------------------------
   Stephanie A. DeSisto           Vice President, Treasurer and   Senior Vice President, Mutual Fund Administration and
   10 State House Square          Chief Financial Officer         Assistant Treasurer, Aeltus Investment Management,
   Hartford, Connecticut          (Principal Financial and        Inc. (April 2001 to present); Vice President, Mutual
   Age 47                         Accounting Officer)             Fund Accounting, Aeltus Investment Management, Inc.
                                                                  (November 1995 to April 2001).
   ------------------------------ ------------------------------- -------------------------------------------------------
   Michael J. Gioffre             Secretary                       Senior Vice President (April 2001 to present),
   10 State House Square                                          Counsel (July 2001 to present) and Secretary (July
   Hartford, Connecticut                                          2000 to present), Assistant General Counsel (July
   Age 38                                                         2000 to July 2001), Aeltus Investment Management,
                                                                  Inc. and Aeltus Trust Company; Senior Vice President
                                                                  (April 2001 to present), Assistant General Counsel
                                                                  and Secretary (July 2000 to present), Aeltus Capital,
                                                                  Inc.; Counsel, Aetna Financial Services, Inc. (May
                                                                  1998 to July 2000), Compliance Officer, Aeltus
                                                                  Investment Management, Inc. (July 1996 to May 1998).
   ------------------------------ ------------------------------- -------------------------------------------------------

                    OFFICERS OF ELIJAH ASSET MANAGEMENT, LLC

        ---------------------------- ----------------------------------------------- ----------------------------------------
        NAME*                        POSITIONS AND OFFICES WITH ELIJAH               OTHER PRINCIPAL POSITION(S) HELD
        ---------------------------- ----------------------------------------------- ----------------------------------------
        Ronald E. Elijah             Manager, Chief Executive Officer,               N/A
                                     Portfolio Manager
        ---------------------------- ----------------------------------------------- ----------------------------------------
        Roderick R. Berry            Manager, President, Portfolio Manager           N/A
        ---------------------------- ----------------------------------------------- ----------------------------------------
        Jason Cimato                 Chief Financial Officer                         N/A
        ---------------------------- ----------------------------------------------- ----------------------------------------
        Andrew C. Morrison           Manager, Treasurer, Analyst                     N/A
        ---------------------------- ----------------------------------------------- ----------------------------------------

        * The principal business address of each person named is 100 Pine Street, Suite 420, San Francisco, CA 94111.

                                    EXHIBIT A

                     FORM OF INVESTMENT MANAGEMENT AGREEMENT

This AGREEMENT made this ___ day of _________, 2001 between [Name of Entity] (the "Fund"), a [corporate form], and ING Pilgrim Investments, LLC (the "Manager"), a Delaware limited liability company (the "Agreement").

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of advisory and management services for the Fund; and

WHEREAS, the Manager is willing to render such services to the Fund;

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

         1. Appointment. The Fund hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as "Series"). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

               In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

         2. Services of the Manager. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the Fund, the Manager shall provide the following advisory, management, and other services with respect to the Series:

               (a) Provide general, investment advice and guidance with respect to the Series and provide advice and guidance to the Fund's Trustees, and oversee the management of the investments of the Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series' investment objective or objectives and policies as stated in the Fund's current registration statement, which management may be provided by others selected by the Manager and approved by the Board of Trustees as provided below or directly by the Manager as provided in Section 3 of this Agreement;

               (b) In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Fund's Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series' investment objective or objectives and policies as stated in the Fund's current registration statement (any such firms approved by the Board of Trustees and engaged by the Fund and/or the Manager are referred to herein as "Sub-Advisers");

               (c) Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series;

               (d) Monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

               (e) If appropriate, analyze and recommend for consideration by the Fund's Board of Trustees termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to one or more of the Series;

               (f) Supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under respective portfolio management agreements ("Sub-Adviser Agreements");

               (g) Render to the Board of Trustees of the Fund such periodic and special reports as the Board may reasonably request; and

               (h) Make available its officers and employees to the Board of Trustees and officers of the Fund for consultation and discussions regarding the administration and management of the Series and services provided to the Fund under this Agreement.

          3. Investment Management Authority. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund's Board of Trustees, will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale, or any offering, of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as amended. Furthermore:

               (a) The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

               (b) The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

               (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Fund's Board of Trustees, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

               (d) In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian.

               (e) The Manager will assist the custodian or portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund and any applicable procedures adopted by the Fund's Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

               (f) The Manager will make available to the Fund, promptly upon request, any of the Series' or the Manager's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

               (g) The Manager will regularly report to the Fund's Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Trustees with respect to the Series such periodic and special reports as the Trustees may reasonably request.

               (h) In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefor.

         4. Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Trustees of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

         5. Exclusivity. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

         6. Records. The Fund agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Fund with respect to the Series by the 1940 Act. The Manager further agrees that all records of the Series are the property of the Fund and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

          7. Expenses. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Adviser Agreement. The Manager further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees of the Fund who are employees of the Manager or its affiliates, and office rent of the Fund. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of the Manager or any Sub-Adviser, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

         8. Compensation. For the services provided by the Manager to each Series pursuant to this Agreement, the Fund will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Fund as provided in Section 7. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between us.

          9. Liability of the Manager. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, trustees, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, trustees, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser's stockholders or partners, officers, trustees, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

          10. Continuation and Termination. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect through December 31, 2002 and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

               However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to approve or continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" as described in the 1940 Act.

         11. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Manager.

         12. Use of Names. It is understood that the names "ING," "Pilgrim" and "ING Pilgrim Investments, LLC" or any derivatives thereof (including the name "ING Pilgrim") or logos associated with those names is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Fund, shall promptly amend its Articles of Incorporation to change its name (if such names are included therein).

          13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         14.   Applicable Law.
               --------------

               (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

               (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

               (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         15. Limitation of Liability for Claims. The Manager is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and agrees that the obligations assumed by the Trust on behalf of the Series pursuant to this Agreement shall be limited in all cases to the applicable Series and its assets, and the Manager shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Series or any other Series of the Trust, or from any trustee, officer, employee or agent of the Trust. The Manager understands that the rights and obligations of each Series under the Declaration are separate and distinct from those of any and all other Series. [MASSACHUSETTS BUSINESS TRUSTS ONLY]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                               [NAME OF ENTITY]



                                               ---------------------------------
                                               By:



                                               ING PILGRIM INVESTMENTS, LLC



                                               ---------------------------------
                                               By:

                                   SCHEDULE A

           FUND                                                 FEE
           ----                                                 ---

                                    EXHIBIT B

                         FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this ____ day of ________, 2001 between ING Pilgrim Investments, LLC, a Delaware limited liability company (the "Manager"), and Aeltus Investment Management, Inc. a [corporate form] (the "Sub-Adviser").

WHEREAS, [Name of Registrant] (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

         1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

               In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

          2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

               (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

                      (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

                      (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

                      (iii) In connection with the purchase and sale of
                            securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

                      (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

                      (v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

                      (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

                      (vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

               (b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

               (c) The Sub-Adviser will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

         3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this

               Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

         4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

         5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

         6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

         7.    Compliance.
               ----------

               (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

               (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

               (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         8. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

         9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

         10. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

         11. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

         12. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

         13.   Indemnification.
               ---------------

               (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

               (b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as

                     Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (c)   The Manager shall not be liable under Paragraph (a) of this
                     Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

               (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

         14.   Duration and Termination.
               ------------------------

               (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect through December 31, 2002 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940
                     Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding
                     (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

                     In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12 and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect,
                     Section 6.

               (b)   Notices.
                     -------

                     Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or
                     (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                     If to the Fund:

                           [Name of Registrant]
                           7337 East Doubletree Ranch Road
                           Scottsdale, Arizona 85258
                           Attention:  Kimberly A. Anderson

                     If to the Sub-Adviser:

                           [Sub-Adviser name and address]
                           Attention:  [NAME OF CONTACT PERSON]

         15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Sub-Adviser.

         16.   Miscellaneous.
               -------------

               (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
                     Section 2(a)(3) of the 1940 Act.

               (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

               (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

               (d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

               (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

               (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

               (g)   This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                       ING PILGRIM INVESTMENTS, LLC



                                       By:
                                          --------------------------------------

                                          --------------------------------------
                                          TITLE

                                       [NAME OF SUB-ADVISER]



                                       By:
                                          --------------------------------------

                                          --------------------------------------
                                          TITLE

                                   SCHEDULE A

        SERIES                                           ANNUAL SUB-ADVISER FEE
        ------                                           ----------------------

                                    EXHIBIT C

                         FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this ____ day of ________, 2001 between ING Pilgrim Investments, LLC, a Delaware limited liability company (the "Manager"), and Elijah Asset Management, LLC a [corporate form] (the "Sub-Adviser").

WHEREAS, [Name of Registrant] (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

         1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

               In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

         2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

               (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

                     (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

                     (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

                     (iii) In connection with the purchase and sale of
                           securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

                     (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

                     (v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

                     (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

                     (vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

               (b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

               (c) The Sub-Adviser will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

         3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

         4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

         5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

         6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

         7.    Compliance.
               ----------

               (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

               (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

               (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         8. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

         9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

         10. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

         11. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

         12. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

         13.   Indemnification.
               ---------------

               (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

               (b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (c)   The Manager shall not be liable under Paragraph (a) of this
                     Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

               (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

         14.   Duration and Termination.
               ------------------------

               (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect through December 31, 2002 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this
                     Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty
                     (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

                     In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12 and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect,
                     Section 6.

               (b)   Notices.
                     -------

                     Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or
                     (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                     If to the Fund:

                           [Name of Registrant]
                           7337 East Doubletree Ranch Road
                           Scottsdale, Arizona 85258
                           Attention:  Kimberly A. Anderson

                     If to the Sub-Adviser:

                           [Sub-Adviser name and address]
                           Attention:  [NAME OF CONTACT PERSON]

         15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Sub-Adviser.

         16.   Miscellaneous.
               -------------

               (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
                     Section 2(a)(3) of the 1940 Act.

               (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

               (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

               (d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

               (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

               (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

               (g)   This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                       ING PILGRIM INVESTMENTS, LLC

                                       By:
                                          --------------------------------------

                                          --------------------------------------

                                          Title






                                       [NAME OF SUB-ADVISER]

                                       By:
                                          --------------------------------------

                                          --------------------------------------

                                          Title

                                   SCHEDULE A

 SERIES                                        ANNUAL SUB-ADVISER FEE
 ------                                        ----------------------

                                    EXHIBIT D

                 [begin strikethrough]ARTICLES OF INCORPORATION

                              OF[end strikethrough]

                         AETNA VARIABLE PORTFOLIOS, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                      -------------------------------------

[begin strikethrough]The undersigned, Susan E. Bryant, hereby adopts the following Articles of Incorporation on behalf of Aetna Variable Portfolios, Inc. :[end strikethrough] AETNA VARIABLE [begin strikethrough]PORTFOLIOS[end strikethrough], INC., A MARYLAND CORPORATION REGISTERED AS AN OPEN-END INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "CORPORATION"), HEREBY CERTIFIES TO THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND
THAT:

FIRST: THE CORPORATION DESIRES TO, AND DOES HEREBY, AMEND AND RESTATE ITS CHARTER (THE "CHARTER") AS CURRENTLY IN EFFECT.

SECOND: THE FOLLOWING PROVISIONS ARE ALL OF THE PROVISIONS OF THE CHARTER OF THE CORPORATION CURRENTLY IN EFFECT AS AMENDED AND RESTATED HEREBY:

              [begin strikethrough]1.   INCORPORATOR. The incorporator is Susan
                         E. Bryant, with an address of 151 Farmington Avenue, RE4C, Hartford, Connecticut, 06156;

                   i.    she is over eighteen years of age; and

                   ii. she is forming this Corporation under the General Laws of the State of Maryland.[end strikethrough]

              1. NAME. The name of the Corporation is AETNA VARIABLE PORTFOLIOS, INC.

              2. PURPOSE. The Corporation is formed for the purpose of acting as an open-end, management investment company as defined by the Investment Company Act of 1940 ("1940 Act").

              3. ADDRESS. [begin strikethrough]The address of the principal office of the Corporation is 151 Farmington Avenue, Hartford, Connecticut, 06156.[end strikethrough] The principal office OF THE CORPORATION in Maryland is c/o The Corporation Trust Incorporated, [begin strikethrough]32 South Street,[end strikethrough] 300 EAST LOMBARD STREET SUITE 1400, Baltimore, Maryland 21202.

              4. AGENT. The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, [begin strikethrough]32 South Street,[end strikethrough] 300 EAST LOMBARD STREET SUITE 1400, Baltimore, Maryland 21202.

              5.   AUTHORIZED CAPITAL

                   (I) The Corporation has the authority to issue an aggregate of 2,100,000,000 shares of Capital Stock (hereinafter referred to as "Shares");

                   (II) 1,600,000,000 Shares HAVE BEEN AND ARE HEREBY DESIGNATED AND CLASSIFIED INTO THE FOLLOWING SERIES (EACH A "SERIES") AND CLASSES OF SERIES (EACH A "CLASS") [begin strikethrough]shall be classified in the following series (Portfolios)[end strikethrough]:

--------------------------------------------- ----------------------------- -----------------------------
                                                     NAME OF CLASS                   NUMBER OF
               NAME OF SERIES                          OF SERIES                  SHARES ALLOCATED
--------------------------------------------- ----------------------------- -----------------------------
Aetna Growth VP                                         Class R                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
                                                        Class S                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
Aetna International VP                                  Class R                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
                                                        Class S                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
Aetna Small Company VP                                  Class R                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
                                                        Class S                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
Aetna Value Opportunity VP                              Class R                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
                                                        Class S                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
Aetna Index Plus Large Cap VP                           Class R                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
                                                        Class S                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
Aetna Index Plus Mid Cap VP                             Class R                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
                                                        Class S                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
Aetna Index Plus Small Cap VP                           Class R                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
                                                        Class S                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------

--------------------------------------------- ----------------------------- -----------------------------
                                                     NAME OF CLASS                   NUMBER OF
               NAME OF SERIES                          OF SERIES                  SHARES ALLOCATED
--------------------------------------------- ----------------------------- -----------------------------
Aetna Technology VP                                     Class R                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------
                                                        Class S                     100,000,000
--------------------------------------------- ----------------------------- -----------------------------

                   (III) the par value of each Share of each [begin
                         strikethrough]Portfolio[end strikethrough] SERIES is $0.001 per share;

                   (IV)  the aggregate par value of all Shares is $2,100,000.

              6.   [begin strikethrough]PORTFOLIOS[end strikethrough].SERIES
                   AND CLASSES. Each [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS of the Corporation shall have the following preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of redemption, subject to the right of the Board of Directors acting by properly adopted resolution to amend, add to or remove such preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of redemption:

                   (I) ASSETS. All consideration received by the Corporation for the sale and/or issuance of Shares of a [begin strikethrough]Portfolio[end strikethrough] SERIES, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that [begin strikethrough]Portfolio[end strikethrough] SERIES for all purposes, subject only to the rights of creditors of that [begin strikethrough]Portfolio[end strikethrough] SERIES AND TO THE TERMS AND CONDITIONS OF EACH CLASS (IF ANY) OF THAT SERIES, and shall be so recorded upon the books and accounts of the Corporation; any assets, income, earnings, profits, and proceeds thereof, funds, or payments of the Corporation which are not readily identifiable as belonging to any particular [begin strikethrough]Portfolio[end strikethrough] SERIES (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the [begin strikethrough]Portfolio[end strikethrough] SERIES of the Corporation and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable and any General Items so allocated to a particular [begin strikethrough]Portfolio[end strikethrough] SERIES shall belong to that [begin strikethrough]Portfolio[end strikethrough] SERIES;
                         each such allocation by the Board of Directors shall be conclusive and binding for all purposes; and all such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to the [begin strikethrough]Portfolio[end strikethrough]
                         SERIES, are herein referred to as "assets belonging to" that [begin strikethrough]Portfolio[end strikethrough] SERIES.

                   (II) LIABILITIES. The assets belonging to a [begin strikethrough]Portfolio[end strikethrough] SERIES shall be charged with the liabilities of the Corporation incurred on behalf of the [begin strikethrough]Portfolio[end strikethrough] SERIES and all expenses, costs, charges and reserves attributable to the [begin strikethrough]Portfolio[end strikethrough] SERIES; PROVIDED, HOWEVER, THAT IDENTIFIED COSTS, EXPENSES, CHARGES, RESERVES AND LIABILITIES PROPERLY ALLOCABLE TO A PARTICULAR CLASS OF A SERIES, AS DETERMINED BY THE BOARD OF DIRECTORS, SHALL BE CHARGED TO AND BORNE SOLELY BY SUCH CLASS. A[begin strikethrough]a[end strikethrough]ny general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular [begin strikethrough]Portfolio[end strikethrough] SERIES shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the [begin strikethrough]Portfolio[end strikethrough] SERIES AND CLASSES THEREOF established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes; and the liabilities, expenses, costs, charges and reserves allocated and so charged to the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS are herein referred to as "liabilities belonging to" the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS, AS APPLICABLE.

                   (III) INCOME. The Board of Directors shall have full
                         discretion, to the extent not inconsistent with the MARYLAND GENERAL CORPORATION LAW ("MGCL") [begin strikethrough]Corporations and Associations Code[end strikethrough] and the 1940 Act to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding. "Income belonging to" the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS, includes all income, earnings and profits derived from assets belonging to the [begin strikethrough]Portfolio[end strikethrough] SERIES, less any expenses, costs, charges or reserves belonging to the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS, for the relevant time period.

                   (IV) DIVIDENDS. Dividends and distributions on Shares of a SERIES OR CLASS [begin strikethrough]the Portfolio[end strikethrough] may be declared and paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS. All dividends on Shares of [begin strikethrough]the Portfolio[end strikethrough] A SERIES OR CLASS shall be paid only out of the income belonging to the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS, and capital gains distributions on Shares of the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS shall be paid only out of the capital gains belonging to the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS. All dividends and distributions on Shares of the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS shall be distributed pro rata to the holders of the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS in proportion to the number of Shares of the

                         [begin strikethrough]Portfolio[end strikethrough]
                         SERIES OR CLASS held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board of Directors may determine that no dividend or distribution shall be payable on Shares as to which the Sshareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure. The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation and each [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder (COLLECTIVELY, THE "CODE"), and to avoid liability of the Corporation or [begin strikethrough]Portfolio[end strikethrough]
                         SERIES OR CLASS for Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation or [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS for such tax. Dividends and distributions may be paid in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Dividends or distributions paid in Shares will be paid at the current net asset value thereof as defined in subsection (VIII) (vii). THE AMOUNTS OF DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID WITH RESPECT TO THE VARIOUS SERIES OR CLASSES OF SHARES AND THE TIMING OF DECLARATION AND PAYMENT OF SUCH DIVIDENDS AND DISTRIBUTIONS MAY VARY AMONG SUCH SERIES AND CLASSES.

                   (V) TAX ELECTIONS. THE BOARD OF DIRECTORS SHALL HAVE THE POWER, IN ITS DISCRETION, TO MAKE SUCH ELECTIONS AS TO THE TAX STATUS OF THE CORPORATION OR ANY SERIES OR CLASS OF THE CORPORATION AS MAY BE PERMITTED OR REQUIRED BY THE CODE WITHOUT THE VOTE OF SHAREHOLDERS OF THE CORPORATION OR ANY SERIES OR CLASS.

                   (VI) LIQUIDATION. THE CORPORATION MAY LIQUIDATE ANY SERIES OR CLASS OF SHARES OF THE CORPORATION AT ANY TIME. In the event of liquidation of the Corporation, or of [begin strikethrough]any Portfolio[end strikethrough] A PARTICULAR SERIES OR CLASS OF SHARES OF THE CORPORATION, THE SHAREHOLDERS, IF ANY, OF THE CORPORATION, OR OF SUCH SERIES OR CLASS THAT HAS BEEN DESIGNATED AND IS BEING LIQUIDATED, AS APPLICABLE, [begin strikethrough]the Shareholders of the Portfolio[end strikethrough] shall be entitled to receive, AS A LIQUIDATING DISTRIBUTION IN REDEMPTION AND CANCELLATION OF THEIR SHARES [begin strikethrough]as a Portfolio,[end strikethrough] when and as declared by the Board of Directors, the excess of the assets belonging to the [begin strikethrough]Portfolio[end strikethrough] SERIES OF SHARES HELD BY SUCH SHAREHOLDER over the liabilities belonging to SUCH SERIES OR CLASS OF SHARES [begin strikethrough]it[end strikethrough]. The holders of Shares of [begin strikethrough]such Portfolio[end strikethrough] A SERIES OR CLASS shall not be entitled [begin strikethrough]thereby[end strikethrough] to any distribution upon liquidation of any other [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS OF SHARES OF THE CORPORATION. The assets so distributable to the [begin strikethrough]S[end strikethrough]shareholders of the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS BEING LIQUIDATED shall be distributed among [begin strikethrough]such[end strikethrough] THE [begin strikethrough]S[end strikethrough]shareholders OF SUCH SERIES OR CLASS in proportion to the number of Shares of [begin strikethrough]the Portfolio[end strikethrough] SUCH SERIES OR CLASS held by [begin strikethrough]them[end strikethrough] SUCH SHAREHOLDERS and recorded on the books of the Corporation. UPON DISTRIBUTION OF THE ASSETS SO DISTRIBUTABLE TO THE SHAREHOLDERS OF THE SERIES OR CLASS BEING LIQUIDATED, EACH ISSUED AND OUTSTANDING SHARE OF SUCH SERIES OR CLASS SHALL, WITHOUT FURTHER ACTION BY THE CORPORATION, BE CANCELED AND SHALL CEASE TO BE ISSUED AND OUTSTANDING, AND EACH SUCH CANCELED SHARE SHALL BE RECLASSIFIED INTO, AND SHALL BECOME, ONE ISSUED, UNCLASSIFIED SHARE OF CAPITAL STOCK OF THE CORPORATION. The liquidation of [begin strikethrough]the Portfolio[end strikethrough] ANY PARTICULAR SERIES OR CLASS OF SHARES OF THE CORPORATION in which there are Shares then outstanding [begin strikethrough]may[end strikethrough] SHALL be authorized by THE AFFIRMATIVE vote of a majority of the [begin strikethrough]Board of D[end strikethrough]directors then in office AND SHALL NOT REQUIRE THE APPROVAL OF THE HOLDERS OF THE OUTSTANDING SHARES OF SUCH SERIES OR CLASS, OR THE HOLDERS OF ANY OTHER SERIES OR CLASS OF SHARES OF THE CORPORATION, UNLESS SUCH APPROVAL IS REQUIRED UNDER THE 1940 ACT, OR IS REQUIRED UNDER THE MGCL BECAUSE SUCH LIQUIDATION CONSTITUTES A TRANSFER OF ASSETS (AS DEFINED IN THE MGCL) OF THE CORPORATION[begin strikethrough], subject to the approval of a majority of the outstanding Shares of the Portfolio, as defined in the 1940 Act.[end strikethrough].

                   (VII) VOTING. On each matter submitted to a vote of the
                         [begin strikethrough]S[end strikethrough]shareholders, each holder of a Share shall be entitled to one vote for each Share outstanding in his name on the books of the Corporation, and all shares of [begin strikethrough]the Portfolio[end strikethrough] ALL SERIES AND CLASSES shall vote as a single [begin strikethrough]Portfolio[end strikethrough] SERIES
                         ("Single [begin strikethrough]Portfolio[end strikethrough] SERIES Voting"); provided, however, that
                         (1) as to any matter with respect to which a separate vote of the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS is required by the 1940 Act or by the MGCL, [begin strikethrough]the Maryland Corporations and Associations Code,[end strikethrough] such requirement as to a separate vote by that [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS shall apply in lieu of Single [begin strikethrough]Portfolio[end strikethrough] SERIES
                         Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASSES, then subject to (iii) below, the Shares of all other [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASSES shall vote as a single [begin strikethrough]Portfolio[end strikethrough] SERIES; and
                         (iii) as to any matter which does not affect the interest of a particular [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS, only the holders of Shares of the one or more affected [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASSES shall be entitled to vote.

                  (VIII) NET ASSET VALUE. The net asset value per Share of
                         [begin strikethrough]the Portfolio[end strikethrough] EACH SERIES OR CLASS, AS APPLICABLE, shall be the quotient obtained by dividing the value of the net assets of the [begin strikethrough]Portfolio[end strikethrough] SERIES (being the value of the assets belonging to the [begin strikethrough]Portfolio[end strikethrough] SERIES less the liabilities belonging to the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS) by the total number of outstanding Shares of the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS, AS APPLICABLE.

                    (IX) EQUALITY. All Shares of [begin strikethrough]the
                         Portfolio[end strikethrough] EACH SERIES OR CLASS shall represent an equal proportionate interest in the assets belonging to [begin strikethrough]the Portfolio[end strikethrough] THAT SERIES (subject to the liabilities belonging to the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS), and each Share of the [begin strikethrough]Portfolio[end strikethrough]
                         SERIES OR CLASS THEREOF shall be equal to each other Share of [begin strikethrough]the Portfolio[end strikethrough] THAT SERIES OR CLASS. The Board of Directors may from time to time divide or combine the Shares of [begin strikethrough]the Portfolio[end strikethrough] A SERIES OR CLASS into a greater or lesser number of Shares of the [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS without thereby changing the proportionate beneficial interest in the assets belonging to the [begin strikethrough]Portfolio[end strikethrough]
                         SERIES or in any way affecting the rights of Shares of any other [begin strikethrough]Portfolio[end strikethrough] SERIES OR CLASS.

                     (X) CONVERSION OR EXCHANGE RIGHTS. Subject to compliance
                         with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of [begin strikethrough]s[end strikethrough] Shares of the [begin strikethrough]Portfolio[end strikethrough] SERIES OR ANY CLASS THEREOF shall have the right to convert or exchange said Shares into Shares of one or more other [begin strikethrough] Portfolio[end strikethrough] SERIES OR CLASSES THEREOF [begin strikethrough]of Shares[end strikethrough] in accordance with such requirements and procedures as may be established by the Board of Directors.

                    (XI) REDEMPTION BY THE CORPORATION. The Board of Directors
                         may cause the Corporation to redeem at current net asset value the [begin strikethrough]s[end strikethrough]Shares of [begin strikethrough]the Portfolio[end strikethrough] ANY SERIES OR CLASS from a shareholder whose [begin strikethrough]s[end strikethrough]Shares have an aggregate current net asset value less than an amount established by the Board of Directors. No such redemption shall be effected unless the Corporation has given the shareholder reasonable notice of its intention to redeem the shares and an opportunity to purchase a sufficient number of additional shares to bring the aggregate current net asset value of his shares to the minimum amount established. Upon redemption of shares pursuant to this section, the Corporation shall cause prompt payment of the full redemption price to be made to the holder of shares so redeemed. Each Share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in [begin strikethrough]sub[end strikethrough]paragraph
                         (VIII) [begin strikethrough](vii)[end strikethrough] of this Article 6 [begin strikethrough]7[end strikethrough], if at any time the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation OR ANY SERIES OR CLASS THEREOF being classified as a personal holding company as defined in the [begin strikethrough]Internal Revenue[end strikethrough] Code [begin strikethrough]of 1986, as it may be amended from time to time (the "Code")[end strikethrough].

                   (XII) REDEMPTION BY SHAREHOLDERS. To the extent the
                         Corporation has funds or property legally available therefor, each [begin strikethrough]S[end strikethrough]Shareholder of the Corporation OR OF ANY SERIES OR CLASS THEREOF shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each day, to require the Corporation to redeem all or any part of his or her Shares at a redemption price equal to the net asset value per Share next determined after the Shares are PROPERLY tendered for redemption; said determination of the net asset value per Share to be made in accordance with the requirements of the 1940 Act and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles. Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the [begin strikethrough]S[end strikethrough]shareholders to require the Corporation to redeem Shares pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

                  (XIII) TRANSFER. Transfer of Shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation OR ANY SERIES OR CLASS THEREOF being classified as a personal holding company as defined in the Code.

                   (XIV) SHARES SUBJECT TO DISTRIBUTION FEE. CERTAIN CLASSES OF
                         SHARES, INCLUDING CLASS S SHARES OF EACH SERIES, MAY BE SUBJECT TO A DISTRIBUTION FEE PURSUANT TO THE TERMS OF ISSUANCE OF SUCH SHARES, AS DETERMINED BY THE BOARD OF DIRECTORS.

              7.   DIRECTORS

                   (I) The number of Directors of the Corporation shall be determined by the Board of Directors in the manner provided by the Bylaws of the Corporation but shall not be less than three (3).

                   (II) THE BOARD OF DIRECTORS SHALL HAVE THE AUTHORITY AT ANY TIME AND FROM TIME TO TIME IN ITS SOLE DISCRETION: (I) TO ADOPT QUALIFICATIONS FOR DIRECTORS OF THE CORPORATION INCLUDING, WITHOUT LIMITATION, AGE-BASED QUALIFICATIONS, TO BE INCLUDED IN THE BYLAWS OF THE CORPORATION, WHICH QUALIFICATIONS SHALL BE APPLICABLE TO AND BINDING UPON THE DIRECTORS IN OFFICE AT THE TIME OF THE ADOPTION OF SUCH QUALIFICATIONS, OR ANY DESIGNATED GROUP THEREOF, AND UPON ANY FUTURE DIRECTORS ELECTED OR APPOINTED SUBSEQUENT TO THE ADOPTION

                         OF SUCH QUALIFICATIONS, OR ANY DESIGNATED GROUP THEREOF, FOR SO LONG AS SUCH QUALIFICATIONS REMAIN IN EFFECT; AND (II) TO ALTER, AMEND OR REPEAL ANY SUCH QUALIFICATIONS. [begin strikethrough]The names of the Directors who shall act until the first Annual Meeting or until their successors are duly chosen and qualify are:

                                    Shaun P. Mathews
                                    Susan E. Bryant
                                    Timothy F. Bannon[end strikethrough]

                   (III) AT EACH ANNUAL MEETING OF SHAREHOLDERS, THE
                         SHAREHOLDERS SHALL ELECT DIRECTORS EACH OF WHOM SHALL HOLD OFFICE UNTIL THE EARLIER OF: (I) THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED; (II) THE DATE ON WHICH SUCH DIRECTOR SHALL CEASE TO MEET THE QUALIFICATIONS FOR DIRECTORS AS DESIGNATED BY THE BOARD OF DIRECTORS AND SET FORTH IN THE BYLAWS OF THE CORPORATION; AND (III) THE DATE OF THE DEATH, RESIGNATION OR REMOVAL OF SUCH DIRECTOR.

              8. POWERS TO ISSUE SHARES AND DESIGNATE CLASSES AND [begin strikethrough]Portfolio[end strikethrough] SERIES. The Board of Directors is empowered to authorize the issuance from time to time of Shares of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per Share to be received by the Corporation upon the issuance or sale of any Shares shall be the net asset value per Share determined in accordance with the requirements of the 1940 Act and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles. The Shares may be issued in one or more [begin strikethrough]Portfolio[end strikethrough] SERIES, and each [begin strikethrough]Portfolio[end strikethrough] SERIES may consist of one or more classes. THE BOARD OF DIRECTORS MAY CLASSIFY OR RE-CLASSIFY ANY UNISSUED SHARES FROM TIME TO TIME BY SETTING OR CHANGING THE PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS OR TERMS OR CONDITIONS OF REDEMPTION OF SUCH SHARES.

                   Each [begin strikethrough]Portfolio[end strikethrough] SERIES of Shares and each class of a [begin strikethrough]Portfolio[end strikethrough] SERIES shall be issued upon such terms and conditions, and shall confer upon its owners such rights as the Board of Directors may determine, consistent with the requirements of the laws of the State of Maryland and the 1940 Act and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority), [begin strikethrough]these Articles of Incorporation[end strikethrough] THE CHARTER and the bylaws of this Corporation. In addition, the Board of Directors is hereby expressly authorized to change the designation of any [begin strikethrough]Portfolio[end strikethrough] series or class. [begin strikethrough]and to increase or decrease the number of Shares of any Portfolio SERIES or class, but the number of Shares of any Portfolio SERIES or class shall not be decreased by the Board of Directors below the number of Shares then outstanding.[end strikethrough]

              9. ADDITIONAL POWERS. Except as limited specifically by the provisions of this Article 9 or any other provision of these Articles, the Corporation shall have and may exercise and generally enjoy all of the powers, rights and privileges granted to, or conferred upon, a corporation by the General Laws of the State of Maryland now or hereafter in force. The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and [begin strikethrough]S[end strikethrough]Shareholders:

                   (I) NO PREEMPTIVE RIGHTS. No Sshareholder shall have any preemptive or preferential right of subscription to any Shares of any class or [begin strikethrough]Portfolio[end strikethrough] SERIES whether now or hereafter authorized. The Board of Directors may issue Shares without offering the same either in whole or in part to the [begin strikethrough]S[end strikethrough]Shareholders.

                   (II) CONTRACTS WITH AFFILIATES. The Corporation may enter into exclusive or nonexclusive contract(s) for the sale of its Shares and may also enter into contracts, including but not limited to investment advisory, management, custodial, transfer agency and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of THE CHARTER [begin strikethrough]these Articles of Incorporation,[end strikethrough] the bylaws of the Corporation, applicable state law, and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder.

                   (III) CONFLICTS. Subject to and in compliance with the
                         provisions of the General Laws of the State of Maryland respecting interested director transactions, the Corporation may enter into a written underwriting contract, management contract or contracts for research, advisory or administrative services with Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM, [begin strikethrough]their parents, affiliates or subsidiaries thereof,[end strikethrough] or their respective successors, or otherwise do business with such corporations, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its officers are, have been, or may become directors, officers, employees or stockholders of Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, [begin strikethrough]their parents, affiliates or subsidiaries or successors,[end strikethrough] and in the absence of actual fraud the Corporation may deal freely with Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING Groep, N.V.,

                         OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, [begin strikethrough]their parents, affiliates, subsidiaries or successors,[end strikethrough] and neither such underwriting contract, management contract or contract for research, advisory or administrative services, nor any other contract or transaction between the Corporation and Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, [begin strikethrough]their parents, affiliates, subsidiaries or successors[end strikethrough] shall be invalidated or in any way affected thereby, nor shall any Director or officer of the Corporation be liable to the Corporation or to any [begin strikethrough]S[end strikethrough]shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction.

                         Notwithstanding the foregoing, no officer or [begin strikethrough]d[end strikethrough]Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                   (iv) INDEMNIFICATION. The Corporation shall indemnify its officers, [begin strikethrough]d[end strikethrough]Directors, employees and agents, and any person who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

                         (A) Every person who is or has been a [begin strikethrough]d[end strikethrough]Director, officer, employee or agent of the Corporation, and persons who serve at the Corporation's request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a [begin strikethrough]d[end strikethrough]Director, officer, employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, and against amounts paid or incurred by him in the settlement thereof.

                         (B)   The words "claim," "action," "suit" or
                               "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                         (C) No indemnification shall be provided hereunder to a [begin strikethrough]d[end strikethrough] Director, officer, employee or agent against any liability to the Corporation or its [begin strikethrough]S[end strikethrough]Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                         (D) The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be several, shall not affect any other rights to which any [begin strikethrough]d[end strikethrough]Director, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such [begin strikethrough]d[end strikethrough]Director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

                         (E) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subparagraph (f) of this paragraph (iv), unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

                               (1) by a majority vote of a quorum of non-party Directors who are not "interested" persons of the Corporation (as defined in the 1940
                                     Act), or

                               (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

                         (F) The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, [begin strikethrough]d[end strikethrough]Director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (1) the indemnitee provides security for his undertaking, (2) the Corporation is insured against losses arising by reason of any lawful advances or (3) a majority of a quorum of non-party Directors who are not "interested" persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

                         (G) NEITHER THE AMENDMENT NOR REPEAL OF THIS PARAGRAPH (IV) OF ARTICLE 9, NOR THE ADOPTION OF ANY AMENDMENT OF ANY OTHER PROVISION OF THE CHARTER OR BYLAWS OF THE CORPORATION INCONSISTENT WITH THIS PARAGRAPH (IV) OF ARTICLE 9 SHALL APPLY TO OR AFFECT IN ANY RESPECT THE APPLICABILITY OF THE PRECEDING PROVISIONS WITH RESPECT TO ANY ACT OR FAILURE TO ACT WHICH OCCURRED PRIOR TO SUCH AMENDMENT, REPEAL OR ADOPTION.

                     (V) BOOKS AND RECORDS. The Board of Directors shall,
                         subject to the General Laws of the State of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, OR OF ANY SERIES OR CLASS THEREOF [begin strikethrough]or any of them[end strikethrough], shall be open to the inspection of [begin strikethrough]S[end strikethrough]Shareholders.

                    (VI) VOTING. Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes of Shares entitled to be cast to take or authorize any action, the Corporation may take or authorize any action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

                   (VII) AMENDMENTS. The Corporation reserves the right from
                         time to time to make any amendment to its CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] now or hereafter authorized by law, including any amendment which alters the rights, as expressly set forth in its CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough], of any outstanding Shares, except that no action affecting the validity or assessibility of such Shares shall be taken without the unanimous approval of the outstanding Shares affected thereby.

                  (VIII) ADDITIONAL POWERS. In addition to the powers and
                         authority conferred upon them by the CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] of the Corporation or bylaws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] and bylaws of the Corporation.

                   (IX) FINANCIAL MATTERS. The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation OR ANY SERIES THEREOF for any purpose, whether annual or any other period, including daily; to set apart from any funds of the Corporation OR ANY SERIES or class THEREOF such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions AS SET FORTH IN PARAGRAPH
                         (IV) OF ARTICLE 6 OF THE CHARTER OF THE CORPORATION, [begin strikethrough]in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequent as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof;[end strikethrough] and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of [begin strikethrough]S[end strikethrough]Shareholders redeeming their entire ownership of Shares.

              [begin strikethrough]10. The Corporation acknowledges that it is adopting its corporate name through permission of Aetna Life and Casualty Company, a Connecticut corporation, and agrees that Aetna Life and Casualty Company reserves to itself and any successor to its business the right to withdraw from the Corporation the use of the name "Aetna" and reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "Aetna" or any similar name to any other investment company or business enterprise.[end strikethrough]

              10. LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT THAT MARYLAND LAW IN EFFECT FROM TIME TO TIME PERMITS LIMITATION OF THE LIABILITY OF DIRECTORS AND OFFICERS OF A MARYLAND CORPORATION, NO DIRECTOR OR OFFICER OF THE CORPORATION SHALL BE LIABLE TO THE CORPORATION OR ITS SHAREHOLDERS FOR MONEY DAMAGES. NEITHER THE AMENDMENT NOR REPEAL OF THIS ARTICLE, NOR THE ADOPTION OF ANY AMENDMENT OF ANY OTHER PROVISION OF THE CHARTER OR BYLAWS OF THE CORPORATION INCONSISTENT WITH THIS ARTICLE SHALL APPLY TO OR AFFECT IN ANY RESPECT THE APPLICABILITY OF THE PRECEDING SENTENCE WITH RESPECT TO ANY ACT OR FAILURE TO ACT WHICH OCCURRED PRIOR TO SUCH AMENDMENT, REPEAL OR ADOPTION.

              11.  The duration of the Corporation shall be perpetual.

THIRD: THE AMENDMENT TO AND RESTATEMENT OF THE CHARTER OF THE CORPORATION AS HEREINABOVE SET FORTH HAS BEEN DULY ADVISED AND APPROVED BY A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS AND APPROVED BY THE SHAREHOLDERS OF THE CORPORATION AS REQUIRED BY LAW.

FOURTH: THE CORPORATION IS REGISTERED AS AN OPEN-END INVESTMENT COMPANY UNDER
        THE 1940 ACT.

FIFTH: THESE ARTICLES OF AMENDMENT AND RESTATEMENT DO NOT INCREASE THE
       AUTHORIZED CAPITAL STOCK OF THE CORPORATION.

SIXTH: THE CURRENT ADDRESS OF THE PRINCIPAL OFFICE OF THE CORPORATION, AND THE NAME AND ADDRESS OF THE CORPORATION'S CURRENT RESIDENT AGENT, ARE SET FORTH IN ARTICLES 3 AND 4, RESPECTIVELY, OF ARTICLE SECOND OF THESE ARTICLES OF AMENDMENT AND RESTATEMENT.

SEVENTH: THE NUMBER OF DIRECTORS OF THE CORPORATION IS EIGHT (8) AND THE NAMES
         OF THOSE DIRECTORS CURRENTLY IN OFFICE ARE AS FOLLOWS:

         ALBERT E. DEPRINCE, JR.
         MARIA T. FIGHETTI
         J. SCOTT FOX
         DAVID L. GROVE
         SIDNEY KOCH
         CORINE T. NORGAARD
         RICHARD G. SCHEIDE
         JOHN TURNER

EIGHTH: THE UNDERSIGNED PRESIDENT OF THE CORPORATION ACKNOWLEDGES THESE ARTICLES OF AMENDMENT AND RESTATEMENT TO BE THE CORPORATE ACT OF THE CORPORATION AND, AS TO ALL MATTERS OR FACTS REQUIRED TO BE VERIFIED UNDER OATH, THE UNDERSIGNED PRESIDENT ACKNOWLEDGES THAT, TO THE BEST OF HIS KNOWLEDGE, INFORMATION AND BELIEF, THESE MATTERS AND FACTS ARE TRUE IN ALL MATERIAL RESPECTS AND THAT THIS STATEMENT IS MADE UNDER PENALTIES OF PERJURY.

IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THESE ARTICLES OF AMENDMENT AND RESTATEMENT TO BE SIGNED IN ITS NAME AND ON ITS BEHALF BY ITS PRESIDENT AND ATTESTED TO BY ITS SECRETARY ON THIS ____ DAY OF ___________, 2002. [begin strikethrough]the undersigned has signed these Articles of Incorporation on the 31st day of May, 1996 and by her signature hereby acknowledges the same to be her act and that, to the best of her knowledge, the matters and facts set forth herein are true in all material respects under the penalties of perjury.[end strikethrough]



WITNESS:                                    AETNA VARIABLE PORTFOLIOS, INC.
--------                                    -------------------------------

_______________________                     BY:__________________________ (SEAL)
                                            ---
NAME:                                       NAME:
-----                                       -----
TITLE: SECRETARY                            TITLE: PRESIDENT
----------------                            ----------------

                             AETNA BALANCED VP, INC.
                             -----------------------

        ARTICLES OF [begin strikethrough]INCORPORATION[end strikethrough]
                           AMENDMENT AND RESTATEMENT
                           -------------------------
                             [begin strikethrough]OF
                   AETNA BALANCED VP, INC.[end strikethrough]

[begin strikethrough]The undersigned, George N. Gingold, whose post office address is 151 Farmington Avenue, Hartford, CT 06156, being at least eighteen years of age, does under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby form a corporation. [end strikethrough]AETNA BALANCED VP, INC., A MARYLAND CORPORATION REGISTERED AS AN OPEN-END INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 (HEREINAFTER REFERRED TO AS THE "CORPORATION"), HEREBY CERTIFIES TO THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND THAT:

FIRST: THE CORPORATION DESIRES TO, AND DOES HEREBY, AMEND AND RESTATE ITS
       CHARTER (THE "CHARTER") AS CURRENTLY IN EFFECT.

SECOND: THE FOLLOWING PROVISIONS ARE ALL THE PROVISIONS OF THE CHARTER OF THE
        CORPORATION CURRENTLY IN EFFECT AS AMENDED AND RESTATED HEREBY:

     First: The name of the Corporation is Aetna Balanced VP, Inc.

     Second: The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 ("1940 Act") and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

     Third: The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 300 EAST LOMBARD STREET, SUITE 1400 [begin strikethrough]32 South Street[end strikethrough], Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, which is a corporation organized and existing under the laws of the State of Maryland.

     Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 2,000,000,000 shares of Capital Stock, [begin strikethrough]all of one class,[end strikethrough] of the par value of $0.001 per share, and of the aggregate par value of $2,000,000 (hereinafter referred to as "Shares").

     Fifth:   (a)  The number of Directors of the  Corporation shall be [begin strikethrough] seven, or[end strikethrough] such [begin strikethrough]other[end strikethrough] number as may be from time to time fixed in the manner provided by the By-Laws of the Corporation but shall never be less than three (3).

              [begin strikethrough](b) The names of the Directors who are currently in office and who shall act as such untill their successors are duly chosen and qualify are:

                               Donald G. Conrad
                               Morton Ehrlich
                               David L. Grove
                               John W. McGonigle
                               James L. Mulvihill
                               Corine T. Norgaard
                               Dean E. Wolcott[end strikethrough]

              (B) THE BOARD OF DIRECTORS SHALL HAVE THE AUTHORITY AT ANY TIME AND FROM TIME TO TIME IN ITS SOLE DISCRETION: (I) TO ADOPT QUALIFICATIONS FOR DIRECTORS OF THE CORPORATION INCLUDING, WITHOUT LIMITATION, AGE-BASED QUALIFICATIONS, TO BE INCLUDED IN THE BY-LAWS OF THE CORPORATION, WHICH QUALIFICATIONS SHALL BE APPLICABLE TO AND BINDING UPON THE DIRECTORS IN OFFICE AT THE TIME OF THE ADOPTION OF SUCH QUALIFICATIONS, OR ANY DESIGNATED GROUP THEREOF, AND UPON ANY FUTURE DIRECTORS ELECTED OR APPOINTED SUBSEQUENT TO THE ADOPTION OF SUCH QUALIFICATIONS, OR ANY DESIGNATED GROUP THEREOF, FOR SO LONG AS SUCH QUALIFICATIONS REMAIN IN EFFECT; AND (II) TO ALTER, AMEND OR REPEAL ANY SUCH QUALIFICATIONS.

              (C) AT EACH ANNUAL MEETING OF SHAREHOLDERS, THE SHAREHOLDERS SHALL ELECT DIRECTORS EACH OF WHOM SHALL HOLD OFFICE UNTIL THE EARLIER OF: (I) THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED; (II) THE DATE ON WHICH SUCH DIRECTOR SHALL CEASE TO MEET THE QUALIFICATIONS FOR DIRECTORS AS DESIGNATED BY THE BOARD OF DIRECTORS AND SET FORTH IN THE BY-LAWS OF THE CORPORATION; AND (III) THE DATE OF THE DEATH, RESIGNATION OR REMOVAL OF SUCH DIRECTOR.

     Sixth: The Board of Directors is empowered to authorize the issuance from time to time of Shares of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per Share to be received by the Corporation upon the issuance or sale of any Shares shall be the net asset value per Share determined in accordance with the requirements of the 1940 Act and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles. THE SHARES MAY BE ISSUED IN ONE OR MORE SERIES (EACH A "SERIES"), AND EACH SERIES MAY CONSIST OF ONE OR MORE CLASSES (EACH A "CLASS"), ALL AS THE BOARD OF DIRECTORS MAY DETERMINE. EACH SERIES OF SHARES AND EACH CLASS OF A SERIES SHALL BE ISSUED UPON SUCH TERMS AND CONDITIONS, AND SHALL CONFER UPON ITS OWNERS SUCH RIGHTS AS THE BOARD OF DIRECTORS MAY DETERMINE, CONSISTENT WITH THE REQUIREMENTS OF THE LAWS OF THE STATE OF MARYLAND AND THE 1940 ACT AND THE APPLICABLE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION (OR ANY SUCCEEDING GOVERNMENTAL AUTHORITY), THE CHARTER AND THE BY-LAWS OF THIS CORPORATION. IN ADDITION, THE BOARD OF DIRECTORS IS HEREBY EXPRESSLY GRANTED AUTHORITY TO CHANGE THE DESIGNATION OF ANY SERIES OR CLASS. THE BOARD OF DIRECTORS MAY CLASSIFY OR RE-CLASSIFY ANY UNISSUED SHARES FROM TIME TO TIME BY SETTING OR CHANGING THE PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS OR TERMS OR CONDITIONS OF REDEMPTION OF SUCH SHARES.

     SEVENTH: CLASSES AND SERIES - GENERAL. THE RELATIVE PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF EACH CLASS OR SERIES OF SHARES SHALL BE AS FOLLOWS, UNLESS OTHERWISE PROVIDED IN ARTICLES SUPPLEMENTARY HERETO:

              (a) ASSETS BELONGING TO SERIES. ALL CONSIDERATION RECEIVED BY THE CORPORATION FOR THE ISSUE OR SALE OF SHARES OF A PARTICULAR SERIES, TOGETHER WITH ALL ASSETS IN WHICH SUCH CONSIDERATION IS INVESTED OR REINVESTED, ALL INCOME, EARNINGS, PROFITS AND PROCEEDS THEREOF, INCLUDING ANY PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR LIQUIDATION OF SUCH ASSETS, AND ANY FUNDS OR PAYMENTS DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS IN WHATEVER FORM THE SAME MAY BE, SHALL IRREVOCABLY BELONG TO THAT SERIES FOR ALL PURPOSES, SUBJECT ONLY TO THE RIGHTS OF CREDITORS AND TO THE TERMS AND CONDITIONS OF EACH CLASS (IF
                   ANY) OF THAT SERIES, AND SHALL BE SO RECORDED ON THE BOOKS OF ACCOUNT OF THE CORPORATION. SUCH CONSIDERATION, ASSETS, INCOME, EARNINGS, PROFITS AND PROCEEDS THEREOF, INCLUDING ANY PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR LIQUIDATION OF SUCH ASSETS AND ANY FUNDS OR PAYMENTS DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS, IN WHATEVER FORM THE SAME MAY BE, TOGETHER WITH ANY GENERAL ITEMS ALLOCATED TO THE SERIES AS PROVIDED IN THE FOLLOWING SENTENCE, ARE HEREIN REFERRED TO AS "ASSETS BELONGING TO" THE SERIES. IN THE EVENT THERE ARE ANY ASSETS, INCOME, EARNINGS, PROFITS OR PROCEEDS THEREOF, FUNDS OR PAYMENTS WHICH ARE NOT READILY ATTRIBUTABLE TO A PARTICULAR SERIES (COLLECTIVELY, "GENERAL ITEMS") SUCH GENERAL ITEMS SHALL BE ALLOCATED BY OR UNDER THE SUPERVISION OF THE BOARD OF DIRECTORS TO AND AMONG ANY ONE OR MORE SERIES OF THE CORPORATION AND DESIGNATED FROM TIME TO TIME IN SUCH MANNER AND ON SUCH BASIS AS THE BOARD OF DIRECTORS, IN ITS SOLE DISCRETION, SHALL DEEM FAIR AND EQUITABLE, AND ITEMS SO ALLOCATED TO A PARTICULAR SERIES SHALL BELONG TO THAT SERIES. EACH SUCH ALLOCATION BY OR UNDER THE SUPERVISION OF THE BOARD OF DIRECTORS SHALL BE CONCLUSIVE AND BINDING FOR ALL PURPOSES.

              (b) LIABILITIES BELONGING TO CLASS OR SERIES. THE ASSETS BELONGING TO EACH SERIES SHALL BE CHARGED WITH THE LIABILITIES OF THE CORPORATION IN RESPECT OF THAT SERIES AND WITH ALL EXPENSES, COSTS, CHARGES AND RESERVES ATTRIBUTABLE TO THAT SERIES AND SHALL BE SO RECORDED ON THE BOOKS OF ACCOUNT OF THE CORPORATION; PROVIDED, HOWEVER, THAT IDENTIFIED COSTS, EXPENSES, CHARGES, RESERVES AND LIABILITIES PROPERLY ALLOCABLE TO A PARTICULAR CLASS OF A SERIES, AS DETERMINED BY THE BOARD OF DIRECTORS, SHALL BE CHARGED TO AND BORNE SOLELY BY SUCH CLASS. ANY GENERAL LIABILITIES, EXPENSES, COSTS, CHARGES OR RESERVES OF THE CORPORATION WHICH ARE NOT READILY IDENTIFIABLE AS BELONGING TO ANY PARTICULAR CLASS OR SERIES SHALL BE ALLOCATED AND CHARGED TO AND AMONG ANY ONE OR MORE OF THE CLASSES OR SERIES IN SUCH MANNER AND ON SUCH BASIS AS THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION DEEMS FAIR AND EQUITABLE, AND ANY ITEMS SO ALLOCATED TO A PARTICULAR CLASS OR SERIES SHALL BE CHARGED TO, AND SHALL BE A LIABILITY BELONGING TO, THAT CLASS OR SERIES. THE LIABILITIES, EXPENSES, COSTS, CHARGES AND RESERVES ALLOCATED AND SO CHARGED TO THE SERIES OR CLASS ARE HEREIN REFERRED TO AS "LIABILITIES BELONGING TO" THE SERIES OR CLASS, AS APPLICABLE. EACH SUCH ALLOCATION OF LIABILITIES, EXPENSES, COSTS, CHARGES AND RESERVES BY THE BOARD OF DIRECTORS SHALL BE CONCLUSIVE AND BINDING FOR ALL PURPOSES.

               (c) INCOME. THE BOARD OF DIRECTORS SHALL HAVE FULL DISCRETION, TO
                   THE EXTENT NOT INCONSISTENT WITH THE MARYLAND GENERAL CORPORATION LAW ("MGCL") AND THE 1940 ACT, TO DETERMINE WHICH ITEMS SHALL BE TREATED AS INCOME AND WHICH ITEMS SHALL BE TREATED AS CAPITAL. EACH SUCH DETERMINATION SHALL BE CONCLUSIVE AND BINDING. "INCOME BELONGING TO" THE SERIES OR CLASS INCLUDES ALL INCOME, EARNINGS AND PROFITS DERIVED FROM ASSETS BELONGING TO THE SERIES, LESS ANY EXPENSES, COSTS, CHARGES OR RESERVES BELONGING TO THE SERIES OR CLASS, FOR THE RELEVANT TIME PERIOD.

              (d) DIVIDENDS AND DISTRIBUTIONS. THE HOLDERS OF EACH CLASS OR SERIES OF SHARES OF RECORD AS OF A DATE DETERMINED BY THE BOARD OF DIRECTORS FROM TIME TO TIME SHALL BE ENTITLED, FROM FUNDS OR OTHER ASSETS LEGALLY AVAILABLE THEREFOR, TO DIVIDENDS AND DISTRIBUTIONS, INCLUDING DISTRIBUTIONS OF CAPITAL GAINS, IN SUCH AMOUNTS AND AT SUCH TIMES AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS MAY DETERMINE THAT NO DIVIDEND OR DISTRIBUTION SHALL BE PAYABLE ON SHARES AS TO WHICH THE PURCHASE ORDER, PAYMENT OR BOTH HAVE NOT BEEN RECEIVED BY A SPECIFIED DATE. ANY SUCH DIVIDENDS OR DISTRIBUTIONS MAY BE DECLARED PAYABLE IN CASH, PROPERTY OR SHARES OF THE CLASS OR SERIES, AS DETERMINED BY THE BOARD OF DIRECTORS OR PURSUANT TO A STANDING RESOLUTION OR PROGRAM ADOPTED OR APPROVED BY THE BOARD OF DIRECTORS. DIVIDENDS AND DISTRIBUTIONS MAY BE DECLARED WITH SUCH FREQUENCY, INCLUDING DAILY, AS THE BOARD OF DIRECTORS MAY DETERMINE AND IN ANY REASONABLE MANNER, INCLUDING BY STANDING RESOLUTION, BY RESOLUTIONS ADOPTED ONLY ONCE OR WITH SUCH FREQUENCY AS THE BOARD OF DIRECTORS MAY DETERMINE, OR BY FORMULA OR OTHER SIMILAR METHOD OF DETERMINATION, WHETHER OR NOT THE AMOUNT OF THE DIVIDEND

                   OR DISTRIBUTION SO DECLARED CAN BE CALCULATED AT THE TIME OF SUCH DECLARATION. THE BOARD OF DIRECTORS MAY ESTABLISH PAYMENT DATES FOR SUCH DIVIDENDS AND DISTRIBUTIONS ON ANY BASIS, INCLUDING PAYMENT THAT IS LESS FREQUENT THAN THE EFFECTIVENESS OF SUCH DECLARATIONS. THE BOARD OF DIRECTORS SHALL HAVE THE DISCRETION TO DESIGNATE FOR SUCH DIVIDENDS AND DISTRIBUTIONS AMOUNTS SUFFICIENT TO ENABLE THE CORPORATION OR ANY CLASS OR SERIES THEREOF TO QUALIFY AS A "REGULATED INVESTMENT COMPANY" UNDER THE INTERNAL REVENUE CODE OF 1986 OR ANY SUCCESSOR OR COMPARABLE STATUTE, AND REGULATIONS PROMULGATED THEREUNDER (COLLECTIVELY, THE "IRC"), AND TO AVOID LIABILITY OF THE CORPORATION OR ANY CLASS OR SERIES FOR FEDERAL INCOME TAX IN RESPECT OF A GIVEN YEAR AND TO MAKE OTHER APPROPRIATE ADJUSTMENTS IN CONNECTION THEREWITH. NOTHING IN THE FOREGOING SENTENCE SHALL LIMIT THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE GREATER OR LESSER AMOUNTS FOR SUCH DIVIDENDS OR DISTRIBUTIONS. THE AMOUNTS OF DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID WITH RESPECT TO THE VARIOUS CLASSES OR SERIES OF SHARES AND THE TIMING OF DECLARATION AND PAYMENT OF SUCH DIVIDENDS AND DISTRIBUTIONS MAY VARY AMONG SUCH CLASSES AND SERIES.

              (e) TAX ELECTIONS. THE BOARD OF DIRECTORS SHALL HAVE THE POWER, IN ITS DISCRETION, TO MAKE SUCH ELECTIONS AS TO THE TAX STATUS OF THE CORPORATION OR ANY SERIES OR CLASS OF THE CORPORATION AS MAY BE PERMITTED OR REQUIRED BY THE IRC WITHOUT THE VOTE OF SHAREHOLDERS OF THE CORPORATION OR ANY SERIES OR CLASS.

              (f) LIQUIDATION. THE CORPORATION MAY LIQUIDATE ANY SERIES OR CLASS OF SHARES OF THE CORPORATION AT ANY TIME. IN THE EVENT OF LIQUIDATION OF THE CORPORATION, OR OF A PARTICULAR SERIES OR CLASS OF SHARES OF THE CORPORATION, THE SHAREHOLDERS, IF ANY, OF THE CORPORATION, OR OF SUCH SERIES OR CLASS THAT HAS BEEN DESIGNATED AND IS BEING LIQUIDATED, AS APPLICABLE, SHALL BE ENTITLED TO RECEIVE, AS A LIQUIDATING DISTRIBUTION IN REDEMPTION AND CANCELLATION OF THEIR SHARES, WHEN AND AS DECLARED BY THE BOARD OF DIRECTORS, THE EXCESS OF THE ASSETS BELONGING TO THE SERIES OF SHARES HELD BY SUCH SHAREHOLDER OVER THE LIABILITIES BELONGING TO SUCH SERIES OR CLASS OF SHARES. THE HOLDERS OF SHARES OF A SERIES OR CLASS SHALL NOT BE ENTITLED TO ANY DISTRIBUTION UPON LIQUIDATION OF ANY OTHER SERIES OR CLASS OF SHARES OF THE CORPORATION. THE ASSETS SO DISTRIBUTABLE TO THE SHAREHOLDERS OF THE SERIES OR CLASS BEING LIQUIDATED SHALL BE DISTRIBUTED AMONG THE SHAREHOLDERS OF SUCH SERIES OR CLASS IN PROPORTION TO THE NUMBER OF SHARES OF SUCH SERIES OR CLASS HELD BY SUCH SHAREHOLDERS AND RECORDED ON THE BOOKS OF THE CORPORATION. UPON DISTRIBUTION OF THE ASSETS SO DISTRIBUTABLE TO THE SHAREHOLDERS OF THE SERIES OR CLASS BEING LIQUIDATED, EACH ISSUED AND OUTSTANDING SHARE OF SUCH SERIES OR CLASS SHALL, WITHOUT FURTHER ACTION BY THE CORPORATION, BE CANCELED AND SHALL CEASE TO BE ISSUED AND OUTSTANDING, AND EACH SUCH CANCELED SHARE SHALL BE RECLASSIFIED INTO, AND SHALL BECOME, ONE ISSUED, UNCLASSIFIED SHARE OF CAPITAL STOCK OF THE CORPORATION. THE LIQUIDATION OF ANY PARTICULAR SERIES OR CLASS OF SHARES OF THE CORPORATION IN WHICH THERE ARE SHARES THEN OUTSTANDING SHALL BE AUTHORIZED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE DIRECTORS THEN IN OFFICE AND SHALL NOT REQUIRE THE APPROVAL OF THE HOLDERS OF THE OUTSTANDING SHARES OF SUCH SERIES OR CLASS, OR THE HOLDERS OF ANY OTHER SERIES OR CLASS OF SHARES OF THE CORPORATION, UNLESS SUCH APPROVAL IS REQUIRED UNDER THE 1940 ACT, OR IS REQUIRED UNDER THE MGCL BECAUSE SUCH LIQUIDATION CONSTITUTES A TRANSFER OF ASSETS (AS DEFINED IN THE MGCL) OF THE CORPORATION.

              (g) VOTING RIGHTS. ON EACH MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, EACH HOLDER OF A SHARE SHALL BE ENTITLED TO ONE VOTE FOR EACH FULL SHARE, AND A FRACTIONAL VOTE FOR EACH FRACTIONAL SHARE STANDING IN SUCH HOLDER'S NAME ON THE BOOKS OF THE CORPORATION, IRRESPECTIVE OF THE CLASS OR SERIES THEREOF, AND ALL SHARES OF ALL CLASSES AND SERIES SHALL VOTE TOGETHER AS A SINGLE CLASS, PROVIDED THAT (A) WHEN THE MGCL OR THE 1940 ACT REQUIRES THAT A CLASS OR SERIES VOTE SEPARATELY WITH RESPECT TO A GIVEN MATTER, THE SEPARATE VOTING REQUIREMENTS OF THE APPLICABLE LAW SHALL GOVERN WITH RESPECT TO THE AFFECTED CLASS(ES) AND/OR SERIES AND OTHER CLASSES AND SERIES SHALL VOTE AS A SINGLE CLASS AND (B) UNLESS OTHERWISE REQUIRED BY THOSE LAWS, NO CLASS OR SERIES SHALL VOTE ON ANY MATTER WHICH DOES NOT AFFECT THE INTEREST OF THAT CLASS OR SERIES.

              (h) NET ASSET VALUE PER SHARE. THE NET ASSET VALUE PER SHARE OF EACH SERIES OR CLASS, AS APPLICABLE, SHALL BE THE QUOTIENT OBTAINED BY DIVIDING THE VALUE OF THE NET ASSETS OF THAT SERIES (BEING THE VALUE OF THE ASSETS BELONGING TO THAT SERIES LESS THE LIABILITIES BELONGING TO THAT SERIES OR CLASS) BY THE TOTAL NUMBER OF OUTSTANDING SHARES OF THE SERIES OR CLASS.

              (i) EQUALITY. ALL SHARES OF EACH SERIES OR CLASS THEREOF SHALL REPRESENT AN EQUAL PROPORTIONATE INTEREST IN THE ASSETS BELONGING TO THAT SERIES (SUBJECT TO THE LIABILITIES BELONGING TO THE SERIES OR CLASS) AND EACH SHARE OF THE SERIES OR CLASS THEREOF SHALL BE EQUAL TO EACH OTHER SHARE OF THAT SERIES OR CLASS. THE BOARD OF DIRECTORS MAY FROM TIME TO TIME DIVIDE OR COMBINE THE SHARES OF A SERIES OR CLASS INTO A GREATER OR LESSER NUMBER OF SHARES OF THAT SERIES OR CLASS WITHOUT THEREBY CHANGING THE PROPORTIONATE BENEFICIAL INTEREST IN THE ASSETS BELONGING TO THE SERIES OR IN ANY WAY AFFECTING THE RIGHTS OF HOLDERS OF SHARES OF ANY OTHER SERIES OR CLASS.

              (j) CONVERSION OR EXCHANGE RIGHTS. SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE 1940 ACT, THE BOARD OF DIRECTORS SHALL HAVE THE AUTHORITY TO PROVIDE THAT HOLDERS OF SHARES OF THE SERIES OR ANY CLASS THEREOF SHALL HAVE THE RIGHT TO CONVERT OR EXCHANGE SAID SHARES INTO SHARES OF ONE OR MORE OTHER SERIES OR CLASSES THEREOF IN ACCORDANCE WITH SUCH REQUIREMENTS AND PROCEDURES AS MAY BE ESTABLISHED BY THE BOARD OF DIRECTORS.

     Eighth:  (a)  To the extent the Corporation has funds or property legally available therefore, each Shareholder of the Corporation OR OF ANY SERIES OR CLASS THEREOF shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each week, to require the Corporation to redeem all or any part of its Shares at a redemption price equal to the net asset value per Share next determined after the Shares are PROPERLY tendered for redemption; said determination of the net asset value per Share to be made in accordance with the requirements of the 1940 Act and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

                   Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the Shareholders to require the Corporation to redeem Shares pursuant to the applicable rules and regulations, or any order, of the Securities Exchange Commission.

              (b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns Shares having an aggregate net asset value of less than the amount set forth in the current Registration Statement of the Corporation filed with the Securities and Exchange Commission.

              (c) Each Share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article [begin strikethrough]SEVENTH[end strikethrough] EIGHTH of the CHARTER OF THE CORPORATION [begin strikethrough]Articles of Incorporation
                   [end strikethrough] at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation OR ANY SERIES OR CLASS THEREOF being classified as a personal holding company as defined in the IRC.

              (d) Transfer of Shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation OR ANY SERIES OR CLASS THEREOF being classified as a personal holding company as defined in the IRC.

     Ninth: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and Shareholders:

              (a) No Shareholder shall have any pre-emptive or preferential right of subscription to any Shares of any SERIES OR class whether now or hereafter authorized. The Board of Directors may issue Shares without offering the same either in whole or in part of the Shareholders.

              (b) The Corporation may enter into exclusive or non-exclusive contracts [begin strikethrough]or contracts[end strikethrough] for the sale of its Shares and may also enter into contracts for investment advisory, management and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] of the Corporation, the By-Laws of the Corporation, applicable state law, and the 1940 Act and the rules and regulations of the Securities and Exchange Commission.

              (c) Subject to and in compliance with the provisions of the General Laws of the State of Maryland respecting interested director transactions, the Corporation may enter into a written underwriting contract, management contract or contracts for research, advisory or administrative services with AELTUS INVESTMENT MANAGEMENT, INC., Aetna Life Insurance and Annuity Company or [begin strikethrough]its parent, affiliates or subsidiaries thereof,[end strikethrough] ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM, or their respective successors, or otherwise to do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its Officers are, have been, or may become Directors, Officers, Employees or Stockholders of AELTUS INVESTMENT MANAGEMENT, INC., Aetna Life Insurance and Annuity Company [begin strikethrough]or its parent, affiliates or subsidiaries or successors[end strikethrough], OR ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, and in the absence of actual fraud the Corporation may deal freely with AELTUS INVESTMENT MANAGEMENT, INC., Aetna Life Insurance and Annuity Company [begin strikethrough]or its parent, affiliates, subsidiaries or successors,[end strikethrough] OR ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, and neither such underwriting contract, management contract or contract for research, advisory or administrative services nor any other contract or transaction between the Corporation and AELTUS INVESTMENT MANAGEMENT, INC., Aetna Life Insurance and Annuity Company [begin strikethrough]or its parent, affiliates, subsidiaries or successors[end strikethrough] OR ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, shall be invalidated or in any way affected hereby, nor shall any Director or Officer of the Corporation be liable to the Corporation or to any Shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Anything in the foregoing notwithstanding, no Officer or Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              (d) The Corporation shall indemnify its Officers, Directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

                         (i) Every person who is or has been a Director, Officer, employee or agent of the Corporation and persons who serve at the Corporation's request as Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a Director, Officer, employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and against amounts paid or incurred by him in the settlement thereof.

                         (ii)  The words "claim," "action," "suit" or
                               "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                         (iii) No indemnification shall be provided hereunder to
                               a Director, Officer, employee or agent against any liability to the Corporation or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                         (iv) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any Director, Officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, Officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                         (v) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (vi) of this paragraph (e)[begin strikethrough](D)(f)[end strikethrough], unless in the absence of such a decision, a reasonable determination based upon a factual review has been made (1) by a majority vote of a quorum of non-party Directors who are not interested persons of the Corporation, or (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

                         (vi) The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking, (ii) the Corporation is insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

                         (vii) NEITHER THE AMENDMENT NOR REPEAL OF THIS
                               PARAGRAPH (D) OF ARTICLE NINTH, NOR THE ADOPTION OF ANY AMENDMENT OF ANY OTHER PROVISION OF THE CHARTER OR BY-LAWS OF THE CORPORATION INCONSISTENT WITH THIS ARTICLE SHALL APPLY TO OR AFFECT IN ANY RESPECT THE APPLICABILITY OF THIS PARAGRAPH (D) WITH RESPECT TO ANY ACT OR FAILURE TO ACT WHICH OCCURRED PRIOR TO SUCH AMENDMENT, REPEAL OR ADOPTION.

              (e) The Board of Directors shall, subject to the General Laws of the State of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, OR OF ANY SERIES OR CLASS THEREOF, [begin strikethrough]or any of them[end strikethrough], shall be open to the inspection of Shareholders.

              (f) Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes of Shares entitled to be cast to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

              (g) The Corporation reserves the right from time to time to make any amendment of its CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] now or hereafter authorized by law, including any amendment which alters the rights, as expressly set forth in its CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough], of any outstanding Shares, except that no action affecting the validity or assessability of such Shares shall be taken without the unanimous approval of the outstanding shares.

              (h) In addition to the powers and authority conferred upon them by the CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] of the Corporation or By-Laws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation OR ANY SERIES OR CLASS THEREOF, subject, nevertheless, to the provisions of applicable state law and the CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] and By-Laws of the Corporation.

              (i) The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation OR ANY SERIES THEREOF for any purpose, whether annual or any other period, including daily; to set apart of any funds of the Corporation OR ANY SERIES OR CLASS THEREOF such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions AS SET FORTH IN PARAGRAPH (D) OF ARTICLE SEVENTH OF THE CHARTER OF THE CORPORATION, [begin strikethrough]in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequent as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or other any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof,[end strikethrough] and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of Shareholders redeeming their entire ownership of Shares.

     [begin strikethrough]TENTH: The Corporation acknowledges that it is adopting its corporate name through permission of Aetna Life and Casualty Company, a Connecticut corporation, and agrees that Aetna Life and Casualty Company reserves to itself and any successor to its business the right to withdraw from the Corporation the use of the name "Aetna" and reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "Aetna" or any similar name to any other investment company or business enterprise.[end strikethrough]

     Tenth: TO THE MAXIMUM EXTENT THAT MARYLAND LAW IN EFFECT FROM TIME TO TIME PERMITS LIMITATION OF THE LIABILITY OF DIRECTORS AND OFFICERS OF A MARYLAND CORPORATION, NO DIRECTOR OR OFFICER OF THE CORPORATION SHALL BE LIABLE TO THE CORPORATION OR ITS SHAREHOLDERS FOR MONEY DAMAGES. NEITHER THE AMENDMENT NOR REPEAL OF THIS ARTICLE, NOR THE ADOPTION OF ANY AMENDMENT OF ANY OTHER PROVISION OF THE CHARTER OR BY-LAWS INCONSISTENT WITH THIS ARTICLE SHALL APPLY TO OR AFFECT IN ANY RESPECT THE APPLICABILITY OF THE PRECEDING SENTENCE WITH RESPECT TO ANY ACT OR FAILURE TO ACT WHICH OCCURRED PRIOR TO SUCH AMENDMENT, REPEAL OR ADOPTION.

     Eleventh: The duration of the Corporation shall be perpetual.

     THIRD: THE AMENDMENT TO AND RESTATEMENT OF THE CHARTER OF THE CORPORATION AS HEREINABOVE SET FORTH HAS BEEN DULY ADVISED AND APPROVED BY A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS AND APPROVED BY THE SHAREHOLDERS OF THE CORPORATION AS REQUIRED BY LAW.

     FOURTH: THE CORPORATION IS REGISTERED AS AN OPEN-END INVESTMENT COMPANY UNDER THE 1940 ACT.

     FIFTH: THESE ARTICLES OF AMENDMENT AND RESTATEMENT DO NOT INCREASE THE AUTHORIZED CAPITAL STOCK OF THE CORPORATION.

     SIXTH: THE CURRENT ADDRESS OF THE PRINCIPAL OFFICE OF THE CORPORATION, AND THE NAME AND ADDRESS OF THE CORPORATION'S CURRENT RESIDENT AGENT, ARE SET FORTH IN ARTICLE THIRD OF ARTICLE SECOND OF THESE ARTICLES OF AMENDMENT AND RESTATEMENT.

     SEVENTH: THE NUMBER OF DIRECTORS OF THE CORPORATION IS EIGHT (8) AND THE NAMES OF THOSE DIRECTORS CURRENTLY IN OFFICE ARE AS FOLLOWS:

                   ALBERT E. DEPRINCE, JR.
                   MARIA T. FIGHETTI
                   J. SCOTT FOX
                   DAVID L. GROVE
                   SIDNEY KOCH
                   CORINE T. NORGAARD
                   RICHARD G. SCHEIDE
                   JOHN TURNER

     EIGHTH: THE UNDERSIGNED PRESIDENT OF THE CORPORATION ACKNOWLEDGES THESE ARTICLES OF AMENDMENT AND RESTATEMENT TO BE THE CORPORATE ACT OF THE CORPORATION AND, AS TO ALL MATTERS OR FACTS REQUIRED TO BE VERIFIED UNDER OATH, THE UNDERSIGNED PRESIDENT ACKNOWLEDGES THAT, TO THE BEST OF HIS KNOWLEDGE, INFORMATION AND BELIEF, THESE MATTERS AND FACTS ARE TRUE IN ALL MATERIAL RESPECTS AND THAT THIS STATEMENT IS MADE UNDER PENALTIES OF PERJURY.

     IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its President and attested to by its Secretary on this ___ day of ____________, 2002 [begin strikethrough]the undersigned has signed these Articles of Incorporation on the 13th day of December, 1988, and by his signature he hereby acknowledges the same to be his act and that, to the best of his knowledge, the matters and facts set forth herein are true in all material respects under the penalties of perjury.[end strikethrough]

WITNESS:                             AETNA BALANCED VP, INC.
--------                             -----------------------

_______________________              BY:                                 (SEAL)
                                     ------------------------------------------
NAME:                                NAME:
-----                                -----
TITLE:  SECRETARY                    TITLE:  PRESIDENT
-----------------                    -----------------

                       AETNA GENERATION PORTFOLIOS, INC.
                       ---------------------------------

               ARTICLES OF INCORPORATION AMENDMENT AND RESTATEMENT
               ---------------------------------------------------

                  [begin strikethrough]OF[end strikethrough]
    [begin strikethrough]AETNA GENERATION Portfolios, INC.[end strikethrough]

[begin strikethrough]The undersigned, Susan E. Bryant, whose post office address is 151 Farmington Avenue Hartford, CT 06156, being at least eighteen years of age, does under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby form a corporation.[end strikethrough] AETNA GENERATION PORTFOLIOS, INC., A MARYLAND CORPORATION REGISTERED AS AN OPEN-END INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 (HEREINAFTER REFERRED TO AS THE "CORPORATION"), HEREBY CERTIFIES TO THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND THAT:

FIRST: THE CORPORATION DESIRES TO, AND DOES HEREBY, AMEND AND RESTATE ITS CHARTER (THE "CHARTER") AS CURRENTLY IN EFFECT.

SECOND: THE FOLLOWING PROVISIONS ARE ALL THE PROVISIONS OF THE CHARTER OF THE CORPORATION CURRENTLY IN EFFECT AS AMENDED AND RESTATED HEREBY:

     First: The name of the Corporation is AETNA GENERATION PORTFOLIOS, INC.

     Second: The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 ("1940 ACT") and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

     Third: The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is CSC-Lawyers Incorporating Service Company, Suite 9E, 11 East Chase St., Baltimore, MD 21202, which is a corporation, organized and existing under the laws of the State of Maryland.

     Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 2,000,000,000 shares of[being strikethrough] C[end strikethrough]Capital [begin strikethrough]S[end strikethrough]Stock of the par value of $0.001 per share, and of the aggregate par value of $2,000,000 (hereinafter referred to as "Shares"). 600,000,000 of the Shares [begin strikethrough]are classified in the following series[end strikethrough] HAVE BEEN AND ARE HEREBY DESIGNATED AND CLASSIFIED INTO THE FOLLOWING SERIES (EACH A "SERIES") AND CLASSES OF SERIES (EACH A "CLASS"):


              -------------------------------------- ----------------------------- ------------------------------------
                         NAME OF SERIES                     NAME OF CLASS                       NUMBER OF
                                                              OF SERIES                     SHARES ALLOCATED
              -------------------------------------- ----------------------------- ------------------------------------
              Aetna Ascent VP                                  Class R                         100,000,000
              -------------------------------------- ----------------------------- ------------------------------------
                                                               Class S                         100,000,000
              -------------------------------------- ----------------------------- ------------------------------------
              Aetna Crossroads VP                              Class R                         100,000,000
              -------------------------------------- ----------------------------- ------------------------------------
                                                               Class S                         100,000,000
              -------------------------------------- ----------------------------- ------------------------------------
              Aetna Legacy VP                                  Class R                         100,000,000
              -------------------------------------- ----------------------------- ------------------------------------
                                                               Class S                         100,000,000
              -------------------------------------- ----------------------------- ------------------------------------


     Fifth:   (a)  The number of Directors of the  Corporation  shall be determined by the Board of Directors in the manner provided by the By-Laws of the Corporation but shall not be less than three (3).

              [begin strikethrough](b) The names of Directors who shall act until the first Annual Meeting or until their successors are duly chosen and qualify are:

                               Shaun P. Mathews
                               Drew E. Lawton
                               John Y. Kim[end strikethrough]

              (b) THE BOARD OF DIRECTORS SHALL HAVE THE AUTHORITY AT ANY TIME AND FROM TIME TO TIME IN ITS SOLE DISCRETION: (I) TO ADOPT QUALIFICATIONS FOR DIRECTORS OF THE CORPORATION INCLUDING, WITHOUT LIMITATION, AGE-BASED QUALIFICATIONS, TO BE INCLUDED IN THE BY-LAWS OF THE CORPORATION, WHICH QUALIFICATIONS SHALL BE APPLICABLE TO AND BINDING UPON THE DIRECTORS IN OFFICE AT THE TIME OF THE ADOPTION OF SUCH QUALIFICATIONS, OR ANY DESIGNATED GROUP THEREOF, AND UPON ANY FUTURE DIRECTORS ELECTED OR APPOINTED SUBSEQUENT TO THE ADOPTION OF SUCH QUALIFICATIONS, OR ANY DESIGNATED GROUP THEREOF, FOR SO LONG AS SUCH QUALIFICATIONS REMAIN IN EFFECT; AND (II) TO ALTER, AMEND OR REPEAL ANY SUCH QUALIFICATIONS.

              (c) AT EACH ANNUAL MEETING OF SHAREHOLDERS, THE SHAREHOLDERS SHALL ELECT DIRECTORS EACH OF WHOM SHALL HOLD OFFICE UNTIL THE EARLIER OF: (I) THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED; (II) THE DATE ON WHICH SUCH DIRECTOR SHALL CEASE TO MEET THE QUALIFICATIONS FOR DIRECTORS AS DESIGNATED BY THE BOARD OF DIRECTORS AND SET FORTH IN THE BY-LAWS OF THE CORPORATION; AND (III) THE DATE OF THE DEATH, RESIGNATION OR REMOVAL OF SUCH DIRECTOR.

     Sixth: The Board of Directors is empowered to authorize the issuance from time to time of Shares of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per Share to be received by the Corporation upon the issuance or sale of any Shares shall be the net asset value per Share determined in accordance with the requirements of the [begin strikethrough]Investment Company Act of[end strikethrough] 1940 ACT and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

     Seventh: The Shares may be issued in one or more series, and each series may consist of one or more classes, all as the Board of Directors may determine. Each series of Shares and each class of a series shall be issued upon such terms and conditions, and shall confer upon its owners such rights as the Board of Directors may determine, consistent with the requirements of the laws of the State of Maryland and the [begin strikethrough]Investment Company Act of[end strikethrough] 1940 ACT and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority), [begin strikethrough]these Articles of Incorporation[end strikethrough] THE CHARTER and the By-Laws of this Corporation. In addition, the Board of Directors is hereby expressly authorized to change the designation of any series or class, [begin strikethrough]and to increase or decrease the number of Shares of any series or class, but the number of Shares of any series or class shall not be decreased by the Board of Directors below the number of Shares then outstanding.[end strikethrough] THE BOARD OF DIRECTORS MAY CLASSIFY OR RE-CLASSIFY ANY UNISSUED SHARES FROM TIME TO TIME BY SETTING OR CHANGING THE PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS OR TERMS OR CONDITIONS OF REDEMPTION OF SUCH SHARES.

     CLASSES AND SERIES - GENERAL. The RELATIVE preferences, CONVERSION AND OTHER rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of EACH CLASS OR [begin strikethrough]the S[end strikethrough]Series of [begin strikethrough]s[end strikethrough]Shares shall be as FOLLOWS [begin strikethrough]set forth in the Corporation's Articles of Incorporation and those set forth as:[end strikethrough]

              (a) Assets Belonging to [begin strikethrough]the[end strikethrough] Series. All consideration received by the Corporation for the issue or sale of [begin strikethrough]s[end strikethrough]Shares of A PARTICULAR [begin strikethrough]the S[end strikethrough]Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to THAT [begin strikethrough]the S[end strikethrough]Series for all purposes, subject only to the rights of creditors AND TO THE TERMS AND CONDITIONS OF EACH CLASS (IF ANY) OF THAT SERIES, and shall be so recorded on the books and accounts of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to the Series as provided in the following sentence, are herein referred to as "assets belonging to" the Series. In the event that there are any assets, income, earnings, profits, and OR proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the Series of the Corporation and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, SHALL deem fair and equitable, and any General Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

              (b) Liabilities Belonging to [begin strikethrough]the[end strikethrough] CLASS OR Series. The assets belonging to [begin strikethrough]the[end strikethrough] EACH [begin strikethrough]S[end strikethrough]Series shall be charged with (I) the liabilities of the Corporation in respect of [begin strikethrough]the[end strikethrough] THAT [begin strikethrough]S[end strikethrough]Series, (II) [begin strikethrough]and[end strikethrough] all expenses, costs, charges and reserves attributable to [begin strikethrough]the[end strikethrough] THAT [begin strikethrough]S[end strikethrough]Series and (III) ANY GENERAL LIABILITIES, EXPENSES, COSTS, CHARGES OR RESERVES OF THE CORPORATION WHICH ARE NOT READILY INDENTIFIABLE AS BELONGING TO ANY PARTICULAR SERIES AND WHICH SHALL BE ALLOCATED AND CHARGED BY OR UNDER THE SUPERVISION OF THE BOARD OF DIRECTORS, TO AND; PROVIDED, HOWEVER, THAT IDENTIFIED COSTS, EXPENSES, CHARGES, OR RESERVES AND LIABILITIES PROPERLY ALLOCABLE TO A PARTICULAR CLASS OF A SERIES, AS DETERMINED BY THE BOARD OF DIRECTORS, SHALL BE CHARGED TO AND BORNE SOLELY BY SUCH CLASS[begin strikethrough]. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular[end strikethrough]or series shall be allocated and charged [begin strikethrough]by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable[end strikethrough]. The liabilities, expenses, costs, charges and reserves allocated and so charged to the [begin strikthrough]S[end strikethrough]Series OR CLASS are herein referred to as "liabilities belonging to" the [begin strikthrough]S[end strikthrough] Series OR CLASS, AS APPLICABLE. Each SUCH allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

              (c) Income [begin strikethrough]Belonging to the Series. [end strikethrough] The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland [begin strikethrough]Corporations Code[end strikethrough] GENERAL CORPORATION LAW ("MGCL") and the [begin strikethrough]Investment Company Act of[end strikethrough] 1940 ACT, to determine which items shall be treated as income and which items SHALL BE TREATED as capital.; [begin strikethrough]and e[end strikethrough]Each such determination and allocation shall be conclusive and binding. "Income belonging to" the [begin strikethrough]S[end strikethrough]Series OR CLASS, includes all income, earnings and profits derived from assets belonging to the [begin strikethrough]S[end strikethrough]Series, less any expenses, costs, charges or reserves belonging to the [begin strikethrough]S[end strikethrough]Series OR CLASS, for the relevant time period.

                   (d) Dividends AND DISTRIBUTIONS. Dividends and distributions on Shares of the [begin strikethrough]S[end strikethrough]Series may be declared and paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. THE HOLDERS OF EACH CLASS OR SERIES OF SHARES OF RECORD AS OF A DATE DETERMINED BY THE BOARD OF DIRECTORS FROM TIME TO TIME SHALL BE ENTITLED, FROM FUNDS OR OTHER ASSETS LEGALLY AVAILABLE THEREFOR, TO DIVIDENDS AND DISTRIBUTIONS, INCLUDING DISTRIBUTIONS OF CAPITAL GAINS, IN SUCH AMOUNTS AND AT SUCH TIMES AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS MAY DETERMINE THAT NO DIVIDEND OR DISTRIBUTION SHALL BE PAYABLE ON SHARES AS TO WHICH THE PURCHASE ORDER, PAYMENT OR BOTH HAVE NOT BEEN RECEIVED BY A SPECIFIED DATE. ANY SUCH DIVIDENDS OR DISTRIBUTIONS MAY BE DECLARED PAYABLE IN CASH, PROPERTY OR SHARES OF THE CLASS OR SERIES, AS DETERMINED BY THE BOARD OF DIRECTORS OR PURSUANT TO A STANDING RESOLUTION OR PROGRAM ADOPTED OR APPROVED BY THE BOARD OF DIRECTORS. Dividends AND DISTRIBUTIONS may be declared WITH SUCH FREQUENCY, INCLUDING daily, AS THE BOARD OF DIRECTORS MAY DETERMINE AND IN ANY REASONABLE MANNER, [begin strikethrough]or otherwise pursuant to[end strikethrough] INCLUDING BY a standing resolution [begin strikethrough]or[end strikethrough], BY resolutions adopted only once or with such frequency as the Board of Directors may determine, OR BY FORMULA OR OTHER SIMILAR METHOD OF DETERMINATION, WHETHER OR NOT THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION SO DECLARED CAN BE CALCULATED AT THE TIME OF SUCH DECLARATION after providing for actual and accrued liabilities belonging to the [begin strikethrough]S[end strikethrough]Series OR CLASS. All dividends on Shares of the A [begin strikethrough]S[end strikethrough]Series OR CLASS shall be paid only out of the income belonging to the [begin strikethrough]S[end strikethrough]Series OR CLASS and capital gains distributions on Shares of the [begin strikethrough]S[end strikethrough]Series OR CLASS shall be paid out only of the capital gains belonging to the [begin strikethrough]S[end strikethrough]Series OR CLASS. All dividends and distributions on Shares of the [begin strikethrough]S[end strikethrough]Series OR CLASS shall be distributed pro rata to the holders of [begin strikethrough]the Series[end strikethrough] SUCH SHARES in proportion to the number of shares of the [begin strikethrough]S[end strikethrough]Series OR CLASS held by such holders at the date and time of record established for the payment of such dividends and distributions, except that in connection with any dividend or distribution program or procedure the Board of Directors may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure. THE BOARD OF DIRECTORS MAY ESTABLISH PAYMENT DATES FOR SUCH DIVIDENDS AND DISTRIBUTIONS ON ANY BASIS, INCLUDING PAYMENT THAT IS LESS FREQUENT THAN THE EFFECTIVENESS OF SUCH DECLARATIONS. The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation or any CLASS OR [begin strikethrough]S[end strikethrough]Series THEREOF to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder (COLLECTIVELY, THE "CODE") and to avoid liability of the Corporation or ANY CLASS OR [begin strikethrough]S[end strikethrough]Series for Federal income tax in respect of [begin strikethrough]that [end strikethrough] A GIVEN year AND TO MAKE OTHER APPROPRIATE ADJUSTMENTS IN CONNECTION THEREWITH. However, nothing in the foregoing SENTENCE shall limit the authority of the Board of Directors to make distributions greater than or less than the amountS necessary to qualify as a regulated investment company and to avoid liability of the Corporation or [begin strikethrough]S[end strikethrough]Series for such tax FOR SUCH DIVIDENDS OR DISTRIBUTIONS. THE AMOUNTS OF DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID WITH RESPECT TO THE VARIOUS CLASSES OR SERIES OF SHARES AND THE TIMING OF DECLARATION AND PAYMENT OF SUCH DIVIDENDS AND DISTRIBUTIONS MAY VARY AMONG SUCH CLASSES AND SERIES. Dividends and distributions may be paid in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Any such dividend or distribution paid in Shares will be paid at the current net asset value thereof as defined in subsection (h).

              (e) TAX ELECTIONS. THE BOARD OF DIRECTORS SHALL HAVE THE POWER, IN ITS DISCRETION, TO MAKE SUCH ELECTIONS AS TO THE TAX STATUS OF THE CORPORATION OR ANY SERIES OR CLASS OF THE CORPORATION AS MAY BE PERMITTED OR REQUIRED BY THE CODE WITHOUT THE VOTE OF SHAREHOLDERS OF THE CORPORATION OR ANY SERIES OR CLASS.

              (f) Liquidation. THE CORPORATION MAY LIQUIDATE ANY SERIES OR CLASS OF SHARES OF THE CORPORATION AT ANY TIME. In the event of the liquidation of the Corporation [begin strikethrough]or of the Series[end strikethrough], OR OF A PARTICULAR SERIES OR CLASS OF SHARES OF THE CORPORATION, the [begin strikethrough]S[end strikethrough]Shareholders, IF ANY, of the [begin strikethrough]Series[end strikethrough] CORPORATION, OR OF SUCH SERIES OR CLASS THAT HAS BEEN DESIGNATED AND IS BEING LIQUIDATED, AS APPLICABLE, shall be entitled to receive, as a [begin strikethrough]Series[end strikethrough] LIQUIDATING DISTRIBUTION IN REDEMPTION AND CANCELLATION OF THEIR SHARES, when and as declared by the Board of Directors, the excess of the assets belonging to the [begin strikethrough]S[end strikethrough]Series OF SHARES HELD BY SUCH SHAREHOLDER over the liabilities belonging to [begin strikethrough]it[end strikethrough] SUCH SERIES OR CLASS OF SHARES. THE HOLDERS OF SHARES OF A SERIES OR CLASS SHALL NOT BE ENTITLED TO ANY DISTRIBUTION UPON LIQUIDATION OF ANY OTHER SERIES OR CLASS OF SHARES OF THE CORPORATION. The assets so distributable to the [begin strikethrough]S[end strikethrough]Shareholders of the [begin strikethrough]S[end strikethrough]Series OR CLASS BEING LIQUIDATED shall be distributed among [begin strikethrough]such[end strikethrough] THE [begin strikethrough]S[end strikethrough]Shareholders OF SUCH SERIES OR CLASS in proportion to the number of Shares of [begin strikethrough]the[end strikethrough] SUCH [begin strikethrough]S[end strikethrough]Series OR CLASS held by [begin strikethrough]them[end strikethrough] SUCH SHAREHOLDERS and recorded on the books of the Corporation. UPON DISTRIBUTION OF THE ASSETS SO DISTRIBUTABLE TO THE SHAREHOLDERS OF THE SERIES OR CLASS BEING LIQUIDATED, EACH ISSUED AND OUTSTANDING SHARE OF SUCH SERIES OR CLASS SHALL, WITHOUT FURTHER ACTION BY THE CORPORATION, BE CANCELED AND SHALL CEASE TO BE ISSUED AND OUTSTANDING, AND EACH SUCH CANCELED SHARE SHALL BE

                   RECLASSIFIED INTO, AND SHALL BECOME, ONE ISSUED, UNCLASSIFIED SHARE OF CAPITAL STOCK OF THE CORPORATION. The liquidation of [begin strikethrough]the Series[end strikethrough] ANY PARTICULAR SERIES OR CLASS OF SHARES OF THE CORPORATION in which there are Shares then outstanding [begin strikethrough]may[end strikethrough] SHALL be authorized by THE AFFIRMATIVE vote of a majority of the [begin strikethrough]Board of D[end strikethrough]Directors then in office, [begin strikethrough]subject to[end strikethrough] AND SHALL NOT REQUIRE the approval of [begin strikethrough]a majority of[end strikethrough] the HOLDERS OF THE outstanding Shares of [begin strikethrough]the[end strikethrough] SUCH [begin strikethrough]S[end strikethrough]Series[begin strikethrough],as defined in the[end strikethrough] OR CLASS, OR THE HOLDERS OF ANY OTHER SERIES OR CLASS OF SHARES OF THE CORPORATION, UNLESS SUCH APPROVAL IS REQUIRED UNDER THE 1940 Act, OR IS REQUIRED UNDER THE MGCL BECAUSE SUCH LIQUIDATION CONSTITUTES A TRANSFER OF ASSETS (AS DEFINED IN THE MGCL) OF THE CORPORATION.

              (g) Voting. On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each Share outstanding in his name on the books of the Corporation, and all Shares of ALL [begin strikethrough]the S[end strikethrough]Series AND CLASSES shall vote as a single series ("Single Series Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of the [begin strikethrough]S[end strikethrough]Series OR CLASS is required by the 1940 Act or by the [begin strikethrough]Maryland Corporations Code[end strikethrough] MGCL, such requirement as to a separate vote by that [begin strikethrough]S[end strikethrough]Series OR CLASS shall apply in lieu of Single Series Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more series OR CLASSES, then subject to (iii) below, the Shares of all other series OR CLASSES shall vote as a single series; and (iii) as to any matter which does not affect the interest of a particular series OR CLASS, only the holders of Shares of the one or more affected series OR CLASSES shall be entitled to vote.

              (h) Net Asset Value Per Share. The net asset value per Share of the EACH [begin strikethrough]S[end strikethrough]Series OR CLASS, AS APPLICABLE, shall be the quotient obtained by dividing the value of the net assets of [begin strikethrough]the[end strikethrough] THAT [begin strikethrough]S[end strikethrough]Series (being the value of the assets belonging to [begin strikethrough]the[end strikethrough] THAT [begin strikethrough]S[end strikethrough]Series less the liabilities belonging to [begin strikethrough]the[end strikethrough] THAT [begin strikethrough]S[end strikethrough]Series OR CLASS) by the total number of outstanding Shares of the [begin strikethrough]S[end strikethrough]Series OR CLASS, as applicable.

              (i) Equality. All Shares of [begin strikethrough]the[end strikethrough] EACH [begin strikethrough]S[end strikethrough]Series OR CLASS THEREOF shall represent an equal proportionate interest in the assets belonging to [begin strikethrough]the[end strikethrough] THAT [begin strikethrough]S[end strikethrough]Series (subject to the liabilities belonging to the [begin strikethrough]S[end strikethrough]Series OR CLASS), and each Share of the [begin strikethrough]S[end strikethrough]Series OR CLASS THEREOF shall be equal to each other Share of [begin strikethrough]the[end strikethrough] THAT [begin strikethrough]S[end strikethrough]Series OR CLASS. The Board of Directors may from time to time divide or combine the Shares of [begin strikethrough]the[end strikethrough] A [begin strikethrough]S[end strikethrough]Series OR CLASS into a greater or lesser number of Shares of [begin strikethrough]the[end strikethrough] THAT [begin strikethrough]S[end strikethrough]Series OR CLASS without thereby changing the proportionate beneficial interest in the assets belonging to the [begin strikethrough]S[end strikethrough]Series or in any way affecting the rights of HOLDERS OF Shares of any other [begin strikethrough]S[end strikethrough]Series OR CLASS.

              (j) Conversion or Exchange Rights. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of Shares of the [begin strikethrough]S[end strikethrough]Series OR ANY CLASS THEREOF shall have the right to convert or exchange said Shares into Shares of one or more other series [begin strikethrough]of Shares[end strikethrough] OR CLASSES THEREOF in accordance with such requirements and procedures as may be established by the Board of Directors.

     Eighth:  (a)  To the extent the Corporation has funds or property legally available therefor, each Shareholder of the Corporation OR ANY SERIES OR CLASS THEREOF shall have the right at such times as may be permitted by the Corporation but no less frequently than once each week, to require the Corporation to redeem all or any part of his or her Shares at a redemption price equal to the net asset value per Share next determined after the Shares are properly tendered for redemption; said determination of the net asset value per Share to be made in accordance with the requirements of the [begin strikethrough]Investment Company Act of[end strikethrough] 1940 ACT and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles. Payment of the proceeds of redemption shall be in cash unless the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable. In the event of such determination, the Corporation may make payment wholly or partly in securities or other assets belonging to the series at the value of such securities or assets used in such determination of net asset value.

                   Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the Shareholders to require the Corporation to redeem Shares pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

              (b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns Shares having an aggregate net asset value of less than the amount set forth in the current Registration Statement of the Corporation filed with the Securities and Exchange Commission. No such redemption shall be effected unless the Corporation has given the Shareholder reasonable notice of its intention to redeem the Shares and an opportunity to purchase a sufficient number of additional Shares to bring the aggregate current net asset value of his Shares to the minimum amount established. Upon redemption of Shares pursuant to this section, the Corporation shall cause prompt payment of the full redemption price to be made to the holder of Shares so redeemed.

              (c) Each Share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in [begin strikethrough]sub[end strikethrough]paragraph (a) of Article EIGHTH [begin strikethrough]SEVENTH[end strikethrough] of the CHARTER OF THE CORPORATION [begin strikethrough]Articles of Incorporation[end strikethrough] at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation OR ANY SERIES OR CLASS THEREOF being classified as a personal holding company as defined in the Code.

              (d) Transfer of Shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation OR ANY SERIES OR CLASS THEREOF being classified as a personal holding company as defined in the Code.

     Ninth: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and Shareholders:

              (a) No Shareholder shall have any preemptive or preferential right of subscription to any Shares of any class or series whether now or hereafter authorized. The Board of Directors may issue Shares without offering the same either in whole or in part to the Shareholders.

              (b) The Corporation may enter into exclusive or non-exclusive contract(s) for the sale of its Shares and may also enter into contracts, including but not limited to investment advisory, management, custodial, transfer agency and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the CHARTER OF THE CORPORATION [begin strikethrough]Articles of Incorporation[end strikethrough], the By-Laws of the Corporation, applicable state law, and the [begin strikethrough]Investment Company Act of[end strikethrough] 1940 ACT and the rules and regulations of the Securities and Exchange Commission thereunder.

              (c) Subject to and in compliance with the provisions of the General Laws of the State of Maryland respecting interested director transactions, the Corporation may enter into a written underwriting contract, management contract or contracts for research, advisory or administrative services with Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM, [begin strikethrough]their parents, affiliates or subsidiaries thereof[end strikethrough], or their respective successors, or otherwise do business with such corporations, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its officers are, have been, or may become directors, officers, employees or stockholders of Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, [begin strikethrough]their parents, affiliates or subsidiaries or successors[end strikethrough], and in the absence of actual fraud the Corporation may deal freely with Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, [begin strikethrough]their parents, affiliates, subsidiaries or successors[end strikethrough], and neither such underwriting contract, management contract or contract for research, advisory or administrative services, nor any other contract or transaction between the Corporation and Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, [begin strikethrough]their parents, affiliates, subsidiaries or successors[end strikethrough] shall be invalidated or in any way affected thereby, nor shall any Director or officer of the Corporation be liable to the Corporation or to any Shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Notwithstanding the foregoing, no officer or director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              (d) The Corporation shall indemnify its officers, directors, employees and agents, and any person who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

                   (i) Every person who is or has been a director, officer, employee or agent of the Corporation, and persons who serve at the Corporation's request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a director, officer, employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, and against amounts paid or incurred by him in the settlement thereof.

                   (ii) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                   (iii) No indemnification shall be provided hereunder to a
                         director, officer, employee or agent against any liability to the Corporation or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                   (iv) The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any director, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

                   (v) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in [begin strikethrough]sub[end strikethrough]paragraph (vi) of this paragraph
                         (D)[begin strikethrough](f)[end strikethrough], unless in the absence of such a decision, a reasonable determination based upon a factual review has been made
                         (1) by a majority vote of a quorum of non-party Directors who are not "interested" persons of the Corporation (as defined in the [begin strikethrough]Investment Company Act of[end strikethrough] 1940 ACT), or (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

                   (vi) The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (1) the indemnitee provides security for his undertaking, (2) the Corporation is insured against losses arising by reason of any lawful advances or (3) a majority of a quorum of non-party Directors who are not "interested" persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

                   (vii) NEITHER THE AMENDMENT NOR REPEAL OF THIS PARAGRAPH (D)
                         OF ARTICLE NINTH, NOR THE ADOPTION OF ANY AMENDMENT OF ANY OTHER PROVISION OF THE CHARTER OR BY-LAWS OF THE CORPORATION INCONSISTENT WITH THIS PARAGRAPH (D) OF ARTICLE NINTH SHALL APPLY TO OR AFFECT IN ANY RESPECT THE APPLICABILITY OF THIS PARAGRAPH (D) WITH RESPECT TO ANY ACT OR FAILURE TO ACT WHICH OCCURRED PRIOR TO SUCH AMENDMENT, REPEAL OR ADOPTION.

              (e) The Board of Directors shall, subject to the General Laws of the State of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, OR ANY SERIES OR CLASS THEREOF, [begin strikethrough]or any of them[end strikethrough], shall be open to the inspection of Shareholders.

              (f) Notwithstanding any provisions of law requiring a greater proportion than a majority of the votes of all classes of Shares entitled to be cast to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

              (g) The Corporation reserves the right from time to time to make any amendment of its CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] now or hereafter authorized by law, including any amendment which alters the rights, as expressly set forth in its CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough], of any outstanding Shares, except that no action affecting the validity or assessiblity of such Shares shall be taken without the unanimous approval of the outstanding Shares affected thereby.

              (h) In addition to the powers and authority conferred upon them by the CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] of the Corporation or By-Laws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation OR ANY SERIES OR CLASS THEREOF, subject, nevertheless, to the provisions of applicable state law and the CHARTER [begin strikethrough]Articles of Incorporation[end strikethrough] and By-Laws of the Corporation.

              (i) The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation OR ANY SERIES THEREOF for any purpose, whether annual or any other period, including daily; to set apart from any funds of the Corporation OR ANY SERIES OR CLASS THEREOF such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions AS SET FORTH IN PARAGRAPH (D) OF ARTICLE SEVENTH OF THE CHARTER OF THE CORPORATION, [begin strikethrough]in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequent as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof;[end strikethrough] and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of Shareholders redeeming their entire ownership of Shares.

[begin strikethrough]TENTH: The Corporation acknowledges that it is adopting its corporate name through permission of Aetna Life and Casualty Company, a Connecticut corporation, and agrees that Aetna Life and Casualty Company reserves to itself and any successor to its business[end strikethrough]

[begin strikethrough]the right to withdraw from the Corporation the use of the name "Aetna" and reserves to itself and any successor to its business the right to grant the non-exclusive right the use the name "Aetna" or any similar name to any other investment company or business enterprise.[end strikethrough]

Tenth: TO THE MAXIMUM EXTENT THAT MARYLAND LAW IN EFFECT FROM TIME TO TIME PERMITS LIMITATION OF THE LIABILITY OF DIRECTORS AND OFFICERS OF A MARYLAND CORPORATION, NO DIRECTOR OR OFFICER OF THE CORPORATION SHALL BE LIABLE TO THE CORPORATION OR ITS SHAREHOLDERS FOR MONEY DAMAGES. NEITHER THE AMENDMENT NOR REPEAL OF THIS ARTICLE TENTH, NOR THE ADOPTION OF ANY AMENDMENT OF ANY OTHER PROVISION OF THE CHARTER OR BY-LAWS INCONSISTENT WITH THIS ARTICLE TENTH SHALL APPLY TO OR AFFECT IN ANY RESPECT THE APPLICABILITY OF THE PRECEDING SENTENCE WITH RESPECT TO ANY ACT OR FAILURE TO ACT WHICH OCCURRED PRIOR TO SUCH AMENDMENT, REPEAL OR ADOPTION.

Eleventh: The duration of the Corporation shall be perpetual.

THIRD: THE AMENDMENT TO AND RESTATEMENT OF THE CHARTER OF THE CORPORATION AS HEREINABOVE SET FORTH HAS BEEN DULY ADVISED AND APPROVED BY A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS AND APPROVED BY THE SHAREHOLDERS OF THE CORPORATION AS REQUIRED BY LAW.

FOURTH: THE CORPORATION IS REGISTERED AS AN OPEN-END INVESTMENT COMPANY UNDER THE 1940 ACT.

FIFTH: THESE ARTICLES OF AMENDMENT AND RESTATEMENT DO NOT INCREASE THE AUTHORIZED CAPITAL STOCK OF THE CORPORATION.

SIXTH: THE CURRENT ADDRESS OF THE PRINCIPAL OFFICE OF THE CORPORATION, AND THE NAME AND ADDRESS OF THE CORPORATION'S CURRENT RESIDENT AGENT, ARE SET FORTH IN ARTICLE THIRD OF ARTICLE SECOND OF THESE ARTICLES OF AMENDMENT AND RESTATEMENT.

SEVENTH: THE NUMBER OF DIRECTORS OF THE CORPORATION IS EIGHT (8) AND THE NAMES OF THOSE DIRECTORS CURRENTLY IN OFFICE ARE AS FOLLOWS:

                   ALBERT E. DEPRINCE, JR.
                   MARIA T. FIGHETTI
                   J. SCOTT FOX
                   DAVID L. GROVE
                   SIDNEY KOCH
                   CORINE T. NORGAARD
                   RICHARD G. SCHEIDE
                   JOHN TURNER

EIGHTH: THE UNDERSIGNED PRESIDENT OF THE CORPORATION ACKNOWLEDGES THESE ARTICLES OF AMENDMENT AND RESTATEMENT TO BE THE CORPORATE ACT OF THE CORPORATION AND, AS TO ALL MATTERS OR FACTS REQUIRED TO BE VERIFIED UNDER OATH, THE UNDERSIGNED PRESIDENT ACKNOWLEDGES THAT, TO THE BEST OF HIS KNOWLEDGE, INFORMATION AND BELIEF, THESE MATTERS AND FACTS ARE TRUE IN ALL MATERIAL RESPECTS AND THAT THIS STATEMENT IS MADE UNDER PENALTIES OF PERJURY.

IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its President and attested to by its Secretary on this ___ day of ____________, 2002 [begin strikethrough]the undersigned has signed these Articles of Incorporation on the 13th day of December, 1988, and by his signature he hereby acknowledges the same to be his act and that, to the best of his knowledge, the matters and facts set forth herein are true in all material respects under the penalties of perjury[end strikethrough].

WITNESS:                              AETNA GENERATION PORTFOLIOS, INC.
--------                              ---------------------------------

                                      BY:                                 (SEAL)
-----------------------               ------------------------------------------
NAME:                                 NAME:
-----                                 -----
TITLE:  SECRETARY                     TITLE:  PRESIDENT
-----------------                     -----------------

                                    EXHIBIT E

NOTE: This is a composite of the proposed Amended and Restated Declarations of Trust (each an "Amended Declaration") of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, and Aetna GET Fund. The cover page, table of contents, name of each Trust, and date of each Amended Declaration have been omitted. To the extent that the text in either the existing or Amended Declarations materially differs from each other, these differences (other than inconsequential differences such as the use of "a" or "any" versus "the", etc.) are noted either in the text or in footnotes.

This composite Amended Declaration has been marked to show changes from the existing Declarations that will be made if Proposal 4 is approved and the Amended Declarations are adopted. Deleted text is marked through and added text is underlined and appears in bold. Because of the disparity in text among the existing Declarations, certain language identified as additions to the Amended Declarations may, in fact, already appear in the existing Declarations.

                              AMENDED AND RESTATED
                              --------------------

                              DECLARATION OF TRUST
                              --------------------

                                       OF
                                       --

                                 AETNA [ ] FUND
                                 --------------

THIS AMENDED AND RESTATED [begin strikethrough]THE[end strikethrough]
DECLARATION OF TRUST of Aetna [            ] Fund (the "Trust") is made the
[___] day of [__________], 2002 by the parties signatory hereto, as trustees (the "Trustees").

                              W I T N E S S E T H :
                              - - - - - - - - - -

[begin strikethrough]WHEREAS, the Trustees desires to form a trust fund, Aetna
[         ] Fund, as a Massachusetts Business Trust[end strikethrough];

WHEREAS, PURSUANT TO A DECLARATION OF TRUST DATED JANUARY 25, 1984,(1) AS AMENDED FROM TIME TO TIME, THE TRUSTEES ESTABLISHED A MASSACHUSETTS BUSINESS
TRUST {to participate in a reorganization with Aetna [     ] Fund, Inc., whereby
Aetna [ ] Fund, Inc., [begin strikethrough]would be[end strikethrough] WAS converted from a Maryland Corporation to a Massachusetts Business Trust pursuant to an Agreement and Plan of Reorganization and Liquidation involving the Trust,
and the shareholders of Aetna [          ] Fund, Inc. [begin strikethrough]would
become[end strikethrough] BECAME shareholders of the Trust pursuant to the Reorganization}(2);

WHEREAS, the Trustees desireD to use the Trust for the investment and reinvestment of funds contributed thereto;

{WHEREAS, [begin strikethrough]it is proposed that[end strikethrough] the beneficial interest in the trust assets WAS [begin strikethrough]be[end strikethrough] divided into transferable shares of beneficial interest AND FURTHER [begin strikethrough]which may, at the discretion of the Trustees, be[end strikethrough] divided into separate [begin strikethrough]s[end strikethrough]Series as herein provided; AND}(3)

WHEREAS, THE TRUSTEES declareD that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST for the benefit of the holders from time to time of the shares of beneficial interest issued hereunder as herein set forth below; AND

WHEREAS, THE TRUSTEES DESIRE TO AMEND AND RESTATE SAID DECLARATION OF TRUST IN ITS ENTIRETY;

NOW, THEREFORE, the Trustees RESTATE THE DECLARATION OF TRUST AS FOLLOWS:

                                    ARTICLE I

                                    The Trust
                                    ---------

1.1 Name. The name of the trust created hereby shall be "Aetna [ ] Fund" {(the "Trust", which term shall be deemed to include any Series of the Trust when the context requires)}(4), and so far as may be practicable the Trustees shall conduct the activities of the Trust, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall refer to the Trustees as Trustees, and not individually, and shall not refer to the officers, agents, employees or Shareholders of the Trust. {Each Series OR CLASS of the Trust which shall be established and designated by the Trustees pursuant to SectionS [begin strikethrough]6.2[end strikethrough] 6.5 AND 6.6 shall conduct its activities under such name as the Trustees shall determine and set forth in the instrument establishing such Series OR CLASS. Should the Trustees determine that the use of the name of the Trust or any Series OR CLASS is not advisable, they may select such other name for the Trust or such Series OR CLASS as they deem proper and the Trust or Series OR CLASS may conduct its activities under such other name. Any name change shall be effective upon the execution



--------------------
(1)  Aetna GET Fund's Declaration is dated March 9, 1987.
(2)  This text does not appear in Aetna GET Fund's Declaration.
(3)  This text appears in Aetna GET Fund's Declaration only.
(4)  This text appears in Aetna GET Fund's Declaration only.

         by a majority of the then Trustees of an instrument setting forth the new name. Any such instrument shall have the status of an amendment to this Declaration of Trust.}(5)

1.2 Definitions. As used in this Declaration of Trust, the following terms shall have the following meanings:

         The terms "Affiliated Person", "Assignment", "Commission", "Interested Person", "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the Investment Company Act of 1940, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the Investment Company Act of 1940, as amended from time to time.

         "CLASS" MEANS THE TWO OR MORE CLASSES AS MAY BE ESTABLISHED AND DESIGNATED FROM TIME TO TIME BY THE TRUSTEES PURSUANT TO SECTION 6.6 HEREOF.

         "Declaration" shall mean the Declaration of Trust as amended from time to time.

         "Fundamental Policies" shall mean the investment restrictions set forth in the Prospectus and designated as fundamental policies therein.

         "Person" shall mean and include individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         "Prospectus" shall mean the currently effective Prospectus of {the Trust OR ANY SERIES THEREOF}(6)under the Securities Act of 1933, as amended.

         "SERIES" INDIVIDUALLY OR COLLECTIVELY MEANS THE TWO OR MORE SERIES AS MAY BE ESTABLISHED AND DESIGNATED FROM TIME TO TIME BY THE TRUSTEES PURSUANT TO SECTION 6.5 HEREOF. UNLESS THE CONTEXT OTHERWISE REQUIRES, THE TERM "SERIES" SHALL INCLUDE CLASSES INTO WHICH SHARES OF THE TRUST, OR OF A SERIES, MAY BE DIVIDED FROM TIME TO TIME.

         "Shareholders" shall mean all holders of record of outstanding Shares.

         "Shares" means the equal proportionate units of interest into which the beneficial interest in the {any Series of}(7) Trust shall be divided from time to time{, INCLUDING THE SHARES OF ANY AND ALL SERIES AND CLASSES WHICH MAY BE ESTABLISHED BY THE TRUSTEES,}(8) and includes fractions of Shares as well as whole Shares. {All reference to Shares shall be deemed to be Shares of any or all Series AND CLASSES as the context may require.}(9)

         "Trustees" refer to the individual Trustees in their capacity as Trustees hereunder of the Trust and their successor or successors for the time being in office as such Trustees;

         "Trust Property" shall mean all property, real or personal, tangible or intangible, owned or held by or for the account of the Trust.

         The "1940 Act" refers to the Investment Company Act of 1940 and the regulations promulgated thereunder, as amended from time to time.

                                   ARTICLE II

                                Board of Trustees
                                -----------------

2.1 Number; Service. The Board of Trustees ("Board") shall consist of [begin strikethrough]not less than three and not more than fifteen Trustees[end strikethrough] SUCH NUMBER as determined by vote of the Board, or in the absence thereof, shall consist of the number of Trustees last elected at a meeting of the Shareholders, PROVIDED, HOWEVER, THAT THE NUMBER OF TRUSTEES SHALL IN NO EVENT BE LESS THAN THREE. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility. [begin strikethrough]The Trustees who shall serve until the election of Trustees at the {1984}(10) Meeting of Shareholders shall be Donald G. Conrad, David L. Grove, James E. Mulvihill, Corine T. Norgaard and Dean E. Wolcott.[end strikethrough]

[begin strikethrough]{2.2     Election of Trustees at 1984 Meeting of
         Shareholders. In the year 1984, on a date fixed by the Trustees which shall be prior to the effective time of Reorganization of Aetna
         [            ] Fund, Inc., the Shareholders shall elect
         Trustees.[end strikethrough]}(11)


--------------------
(5) This text appears in Aetna GET Fund's Declaration only.
(6) Aetna GET Fund's Declaration states "any Series of the Trust" instead.
(7) This text appears in Aetna GET Fund's Declaration only.
(8) This text does not appear in Aetna GET Fund's Declaration.
(9) This text appears in Aetna GET Fund's Declaration only.
(10) Aetna GET Fund's Declaration states "First" instead.
(11) This text did not appear in Aetna GET Fund's Declaration.

[begin strikethrough]{2.2     Election of Trustees at the First Meeting of
         Shareholders. At the first meeting of Shareholders, on a date fixed by the Trustees, the Shareholders shall elect Trustees.}(12)
         [end strikethrough]

2.2 Term of Office of Trustees. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his or her trust by written instrument signed by him or her and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (B) THAT ANY TRUSTEE MAY BE RETIRED, AND HIS OR HER TERM SHALL END, PURSUANT TO THE TERMS OF ANY MANDATORY RETIREMENT PROVISION CONTAINED IN A RETIREMENT POLICY ADOPTED BY THE BOARD; (C) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (d) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (e) a Trustee may be removed at any special meeting of the Shareholders of the Trust by a vote of two-thirds of the outstanding Shares or by written instrument signed by the holders of at least two-thirds of the outstanding
         [begin strikethrough]s[end strikethrough]Shares.

2.3 Termination of Service and Appointment of Trustees. In case of the death, resignation, retirement, removal or mental or physical incapacity of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit. Such appointment shall be effected by the signing of a written instrument by a majority of the Trustees in office. {Within three months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.}(13) An appointment of a Trustee may be made by the Trustees then in office {and notice thereof mailed to Shareholders as aforesaid}(14) in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance. Any appointment authorized by this Section [begin strikethrough]4[end strikethrough] 2.3 is subject to the provisions of Section 16(a) of the 1940 Act.

2.4 By-Laws. The Trustees may adopt and from time to time amend or repeal the By-Laws for the conduct of the business of the Trust.

2.5 Officers. The Trustees shall annually elect a President, one or more Vice-Presidents, a Secretary and a Treasurer and may elect such other officers as they deem appropriate. The Trustees may authorize the President or any Vice President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The President shall be a Trustee. The general powers of the officers shall be set forth in the By-Laws.

                                   ARTICLE III

                               Powers of Trustees
                               ------------------

3.1 General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust OR ANY SERIES THEREOF to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting such discretion and power. Such powers of the Trustees may be exercised without order of or resort to any court.

3.2 Investments. The Trustees shall have power, subject to any applicable limitation in this Declaration of Trust and in the By-Laws of the Trust, to:

         (a) conduct, operate and carry on the business of an investment company;

         (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, {preferred and common stocks, futures contracts and options to buy or sell futures contracts}(15) and other securities, including, without limitation, {those}(16) {options to buy or sell securities, securities}(17) issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities,


--------------------
(12)  This text appeared in Aetna GET Fund's Declaration only.
(13)  This text does not appear in Aetna Variable Encore Fund's Declaration.
(14)  This text does not appear in Aetna Variable Encore Fund's Declaration.
(15)  This text appears in Aetna GET Fund's Declaration only.
(16)  This text does not appear in Aetna GET Fund's Declaration.
(17)  This text appears in Aetna GET Fund's Declaration only.

               or by the United States Government or {its agencies or instrumentalities, or}(18) international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which {the Trust OR ANY SERIES THEREOF}(19) may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

               The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust OR ANY SERIES, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

3.3 Legal Title. Legal title to all the Trust Property, INCLUDING THE PROPERTY OF ANY SERIES OF THE TRUST, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of {one or more of the Trustees, or in the name of}(20) any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust {or any Series thereof}(21) is appropriately protected.

         Upon the resignation, RETIREMENT, removal or death of a Trustee, that Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, OR THE PROPERTY OF ANY SERIES OF THE TRUST, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

3.4 {Borrow Money. Subject to the Fundamental Policies and the Trust By-Laws, the Trustees shall have the power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust OR ANY SERIES THEREOF, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.}(22)

3.5 Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate to committees of Trustees or to officers, employees or agents of the Trust, the doing of such things and the execution of such instruments as the Trustees may deem expedient, to the same extent as such delegation is permitted to directors of a Massachusetts business corporation and is permitted by the 1940 Act.

         Without limiting the generality of the foregoing provisions of this
         Section 3.5, the Trustees shall have power to appoint by resolution a committee consisting of at least one of the Trustees then in office to determine whether (a) refusing a demand by a shareholder to initiate a court action, suit, proceeding or claim on behalf of the Trust, or (b) dismissing, settling, reviewing, or investigating any action, suit, proceeding or claim that is brought or threatened to be brought before any court, administrative agency or other adjudicatory body, as the case may be, is in the best interests of the Trust. That committee shall consist entirely of Trustees each of whom is not an "Interested Person" as that term is defined in Section 2(a)(19) of the 1940 Act.

3.6 Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust OR ANY SERIES THEREOF; and to enter into releases, agreements or other instruments.

3.7 Expenses. The Trustees shall have power to incur and pay any expenses which in the opinion of the Trustees are necessary to carry out any of the purposes of this Declaration, and to {charge or allocate the same to, between or among such one or more the Series AND CLASSES that may be established and designated pursuant to sectionS 6.5 AND 6.6 [begin strikethrough]6.2[end strikethrough], as the Trustees deem fair, and to}(23) pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees may {pay}(24) themselves {such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable, as well as reimbursement}(25) for expenses reasonably incurred by themselves on behalf of the Trust.

3.8 Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust OR ANY SERIES THEREOF, provided that the selection and retention of


--------------------
(18)  This text does not appear in Aetna GET Fund's Declaration.
(19)  Aetna GET Fund's Declaration states "any Series of the Trust" instead.
(20)  This text does not appear in Aetna Variable Encore Fund's Declaration.
(21)  This text appears in Aetna GET Fund's Declaration only.
(22) This text, already present in the other Funds' existing Declarations, is newly added to Aetna Variable Fund's Amended Declaration.
(23)  This text appears in Aetna GET Fund's Declaration only.
(24)  Aetna Variable Encore Fund's Declaration substitutes "reimburse" for
      "pay".
(25)  This text does not appear in Aetna Variable Encore Fund's Declaration.

         independent public accountants be done in a manner consistent with the 1940 Act; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust OR ANY SERIES THEREOF against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) to the extent permitted by law and the By-Laws, indemnify any Person with whom the Trust OR ANY SERIES THEREOF has dealings, including any adviser, administrator, manager, underwriter, transfer agent, custodian and selected dealers {with respect to any Series}(26), to such extent as the Trustees shall determine; (f) guarantee indebtedness or contractual obligations of others; [begin strikethrough]and[end strikethrough] (g) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; AND (H) ADOPT, ALTER, AMEND AND REPEAL FROM TIME TO TIME, AS THE BOARD IN ITS SOLE DISCRETION SHALL DEEM APPROPRIATE, A RETIREMENT POLICY APPLICABLE TO AND BINDING UPON THE CURRENT AND FUTURE TRUSTEES OR ANY DESIGNATED SUBSET THEREOF.

3.9 Further Powers. The Trustees shall have power to conduct the business of the Trust and {carry on its operations in any and all of its branches and}(27) maintain offices in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things {and execute all such instruments}(28) as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. {The Trustees will not be required to obtain any court order to deal with the Trust Property.}(29)

                                   ARTICLE IV

               Advisory, Management and Distribution Arrangements
               --------------------------------------------------

4.1 Advisory and Management Arrangements. [begin strikethrough]Subject to a Majority Shareholder Vote, t[end strikethrough]THE Trustees may in their discretion enter into advisory, administration or management contracts WITH RESPECT TO THE TRUST OR ANY SERIES THEREOF whereby the other party to such contract shall undertake to furnish the Trustees with advisory, administrative and management services. Notwithstanding any contrary provisions of this Declaration, the Trustees may authorize any adviser, administrator or manager (subject to such instructions as the Trustees may adopt) to effect purchases, sales, loans or exchanges of portfolio securities {of any Series of the Trust}(30) on behalf of the Trustees, or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such adviser, administrator or manager (and all without further action by the Trustees). Any purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

4.2 Distribution Arrangements. The Trustees may enter into contracts providing for the sale of the Shares of the Trust {OR ANY SERIES OR CLASS THEREOF}(31) to net the Trust not less than the net asset value per share. The Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws. The contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust {and may provide that such other party may enter into selected dealer agreements with registered securities dealers to further the purpose of the distribution or repurchase of the Shares}(32).

4.3      Parties to Contract. Any contract of the character described in Section
         4.1 and 4.2 of this Article IV or in Article VII may be entered into with any corporation, firm, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, [begin strikethrough]T[end strikethrough]Trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same person (including a firm, corporation, trust or association) may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VII, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.3


--------------------
(26)  This text appears in Aetna GET Fund's Declaration only.
(27)  This text does not appear in Aetna Variable Encore Fund's Declaration.
(28)  This text does not appear in Aetna Variable Encore Fund's Declaration.
(29)  This text does not appear in Aetna Variable Encore Fund's Declaration.
(30)  This text appears in Aetna GET Fund's Declaration only.
(31)  Aetna GET Fund's Declaration states "or any Series of the Trust" instead.
(32)  This text does not appear in Aetna GET Fund's Declaration.

4.4 Provisions and Amendments. Any ADVISORY OR DISTRIBUTION contract entered into pursuant to Section 4.1 and 4.2 of this Article IV shall be consistent with and subject to the requirements of Section 15 of the 1940 Act with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof[begin strikethrough], {and no amendment to any contract entered into pursuant to Section 4.1 shall be effective unless assented to by a Majority Shareholder Vote}[end strikethrough].(33)

                                    ARTICLE V

          Limitations of Liability of Shareholders, Trustees and Others
          -------------------------------------------------------------

5.1 No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust OR ANY SERIES THEREOF, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of a duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust OR ANY SERIES THEREOF. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not on account, thereof be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him. THE INDEMNIFICATION AND REIMBURSEMENT REQUIRED BY THE PRECEDING SENTENCE SHALL BE MADE ONLY OUT OF THE ASSETS OF THE ONE OR MORE SERIES OF WHICH THE SHAREHOLDER WHO IS ENTITLED TO INDEMNIFICATION OR REIMBURSEMENT WAS A SHAREHOLDER AT THE TIME THE ACT OR EVENT OCCURRED WHICH GAVE RISE TO THE CLAIM AGAINST OR LIABILITY OF SAID SHAREHOLDER. The rights accruing to a Shareholder under this
         Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

5.2 Nonliability of Trustees and Others. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and the Shareholders for such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact and law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. Furthermore, no officer, employee, or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent for any action or failure to act (including the failure to compel in any way any former or acting Trustee to redress any breach of trust), except upon a showing of bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

5.3 Indemnification. The Trust shall indemnify its Trustees and officers and any person who serves at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

         (a) Every person who is or has been a Trustee or officer of the Trust and persons who serve at the Trust's request as director or officer of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred in the settlement thereof.

         (b) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (c) No indemnification shall be provided hereunder to a Trustee, officer, employee or agent against any liability to the Trust, A SERIES THEREOF, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

         (d) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be


--------------------
(33) Aetna Variable Encore Fund's Declaration did not contain this language. Aetna GET Fund's Declaration substituted "Vote of the Applicable Series" for "Vote".

               entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (e) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (f) of this Article, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made (1) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Trust, or (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

         (f) The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against a Trustee or officer of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for this undertaking, (ii) the Trust is insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe the indemnitee ultimately will be entitled to indemnification.

         (g) No amendment of this Declaration or repeal of any of its provisions shall limit or eliminate the rights of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

5.4 No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties.

5.5 No Duty of Investigation; Notice in Trust Instruments. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent regarding the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust OR ANY SERIES, and every other act in connection with the Trust {or any Series}(34) shall be conclusively taken to have been executed or done only by persons acting in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, undertaking, instrument, or security of the Trust {or any Series}(35) made or issued by the Trustees or by any officers, employees or agents of the Trust, in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees and agents of the Trust shall not personally be bound by or liable thereunder, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees, and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

5.6 Reliance Upon Experts. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon the reports made to the Trust by any of its officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, {regardless of whether such counsel or expert may also be a Trustee.}(36)

5.7 Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Series or Class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, suit, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any Series or Class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

         Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, suit, proceeding or claim and the essential facts relied upon by the Shareholder to support the


--------------------
(34)  This text appears in Aetna GET Fund's Declaration only.
(35)  This text appears in Aetna GET Fund's Declaration only.
(36) This text, already present in the other Funds' existing Declarations, is newly added to Aetna Variable Encore Fund's Amended Declaration.

         allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any Series or Class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, suit, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, suit, proceeding or claim on behalf of the Trust or any Series or Class thereof shall be subject to the right of the Shareholders under Section
         10.2 of the Declaration to vote on whether or not such court action, suit, proceeding or claim should or should not be brought or maintained.

                                   ARTICLE VI

                          Shares of Beneficial Interest
                          -----------------------------

6.1 Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into transferable Shares, {with par value of $1.00 per share}(37), each of which shall represent an equal proportionate interest in the Trust, SERIES OR CLASS, AS APPLICABLE, with each other Share OF THE TRUST OR SUCH SERIES OR CLASS outstanding, none having priority or preference over another. The number of Shares which may be issued is unlimited. {The TrusteeS may from time to time divide or combine the outstanding Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in the Trust.}(38) Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares plus any fraction of a [begin strikethrough]s[end strikethrough]Share. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable.

[begin strikethrough]{6.2     Series Designation. The Trustees, in their
         discretion from time to time, may authorize the division of Shares into two or more Series, each Series relating to a separate portfolio of investments. The different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined by the Trustees; provided, that there may be variations between different Series as to purchase price, determination of net asset value, the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be shares of any or all Series as the context may require.

         If the Trustees shall divide the Shares into two or more Series, the following provisions shall be applicable:

         (a) The number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series required by the Trust at their discretion from time to time.

         (b) The power of the Trustees to invest and reinvest the Trust Property of each Series that may be established shall be governed by Section 3.2 of this Declaration.

         (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

         (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.[end strikethrough]


--------------------
(37) Aetna GET Fund's Declaration states "without par value" instead.
(38) This text does not appear in Aetna GET Fund's Declaration.

               [begin strikethrough](e)   The establishment and designation of
               any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth the establishment and designation of such Series. Such instrument shall also set forth any rights and preferences of such Series which are in addition to the rights and preferences of Shares set forth in this Declaration. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.}[end strikethrough](39)

6.2 RIghts of Shareholders. The ownership of the Trust Property AND THE PROPERTY OF EACH SERIES OF THE TRUST OF EVERY DESCRIPTION and the right to conduct any business described in this D[begin strikethrough]d[end strikethrough]eclaration are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal or conversion rights (except for rights of appraisal specified in Section 11.4 AND AS THE TRUSTEES MAY DETERMINE WITH RESPECT TO ANY SERIES OF SHARES).

6.3 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust.

6.4 Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. {The Trustees may from time to time divide or combine the Shares of any Series into a greater or lesser number without thereby changing the proportionate beneficial interests in such Series of the Trust.}(40) Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof. THE SHARES MAY BE ISSUED IN ONE OR MORE SERIES, AND EACH SERIES MAY CONSIST OF ONE OR MORE CLASSES.

6.5 DESIGNATION OF SERIES. THE TRUSTEES, IN THEIR DISCRETION FROM TIME TO TIME, MAY AUTHORIZE THE DIVISION OF SHARES INTO TWO OR MORE SERIES, EACH SERIES RELATING TO A SEPARATE PORTFOLIO OF INVESTMENTS. THE DIFFERENT SERIES SHALL BE ESTABLISHED AND DESIGNATED, AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES AS BETWEEN THE DIFFERENT SERIES SHALL BE FIXED AND DETERMINED BY THE TRUSTEES; PROVIDED, THAT ALL SERIES BE IDENTICAL EXCEPT THAT THERE MAY BE VARIATIONS BETWEEN DIFFERENT SERIES AS TO PURCHASE PRICE, DETERMINATION OF NET ASSET VALUE, THE PRICE, TERMS AND MANNER OF REDEMPTION, SPECIAL AND RELATIVE RIGHTS AS TO DIVIDENDS AND ON LIQUIDATION, CONVERSION RIGHTS, AND CONDITIONS UNDER WHICH THE SEVERAL SERIES SHALL HAVE SEPARATE VOTING RIGHTS. ALL REFERENCES TO SHARES IN THIS DECLARATION SHALL BE DEEMED TO BE SHARES OF ANY OR ALL SERIES AS THE CONTEXT MAY REQUIRE.

         IF THE TRUSTEES SHALL DIVIDE THE SHARES INTO TWO OR MORE SERIES, THE FOLLOWING PROVISIONS SHALL BE APPLICABLE:

         (a) ALL PROVISIONS HEREIN RELATING TO THE TRUST SHALL APPLY EQUALLY TO EACH SERIES OF THE TRUST, EXCEPT AS THE CONTEXT REQUIRES OTHERWISE.

         (b) THE NUMBER OF SHARES OF EACH SERIES THAT MAY BE ISSUED SHALL BE UNLIMITED. THE TRUSTEES MAY CLASSIFY OR RECLASSIFY ANY UNISSUED SHARES OR ANY SHARES PREVIOUSLY ISSUED AND REACQUIRED OF ANY SERIES INTO ONE OR MORE SERIES THAT MAY BE ESTABLISHED AND DESIGNATED FROM TIME TO TIME. THE TRUSTEES MAY HOLD AS TREASURY SHARES (OF THE SAME OR SOME OTHER SERIES), REISSUE FOR SUCH CONSIDERATION AND ON SUCH TERMS AS THEY MAY DETERMINE, OR CANCEL ANY SHARES OF ANY SERIES REACQUIRED BY THE TRUST AT THEIR DISCRETION FROM TIME TO TIME.

         (c) THE POWER OF THE TRUSTEES TO INVEST AND REINVEST THE TRUST PROPERTY OF EACH SERIES THAT MAY BE ESTABLISHED SHALL BE GOVERNED BY SECTION 3.2 OF THIS DECLARATION.

         (d) ALL CONSIDERATION RECEIVED BY THE TRUST FOR THE ISSUE OR SALE OF SHARES OF A PARTICULAR SERIES, TOGETHER WITH ALL ASSETS IN WHICH SUCH CONSIDERATION IS INVESTED OR REINVESTED, ALL INCOME, EARNINGS, PROFITS AND PROCEEDS THEREOF, INCLUDING ANY PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR LIQUIDATION OF SUCH ASSETS, AND ANY FUNDS OR PAYMENTS DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS, IN WHATEVER FORM THE SAME MAY BE, SHALL IRREVOCABLY BELONG TO THAT SERIES FOR ALL PURPOSES, SUBJECT ONLY TO THE RIGHTS OF CREDITORS, AND SHALL BE SO RECORDED UPON THE BOOKS OF ACCOUNT OF THE TRUST. IN THE EVENT THAT THERE ARE ANY ASSETS, INCOME, EARNINGS, PROFITS, AND PROCEEDS THEREOF, FUNDS, OR PAYMENTS WHICH ARE NOT READILY IDENTIFIABLE AS BELONGING TO ANY PARTICULAR SERIES, THE TRUSTEES SHALL ALLOCATE THEM AMONG ANY ONE OR MORE OF


--------------------
(39)  This text appeared in Aetna GET Fund's Declaration only.
(40)  This text appears in Aetna GET Fund's Declaration only.

               THE SERIES ESTABLISHED AND DESIGNATED FROM TIME TO TIME IN SUCH MANNER AND ON SUCH BASIS AS THEY, IN THEIR SOLE DISCRETION, DEEM FAIR AND EQUITABLE. EACH SUCH ALLOCATION BY THE TRUSTEES SHALL BE CONCLUSIVE AND BINDING UPON THE SHAREHOLDERS OF ALL SERIES FOR ALL PURPOSES.

         (e) THE ASSETS BELONGING TO EACH PARTICULAR SERIES SHALL BE CHARGED WITH THE LIABILITIES OF THE TRUST IN RESPECT OF THAT SERIES AND ALL EXPENSES, COSTS, CHARGES AND RESERVES ATTRIBUTABLE TO THAT SERIES, AND ANY GENERAL LIABILITIES, EXPENSES, COSTS, CHARGES OR RESERVES OF THE TRUST WHICH ARE NOT READILY IDENTIFIABLE AS BELONGING TO ANY PARTICULAR SERIES SHALL BE ALLOCATED AND CHARGED BY THE TRUSTEES TO AND AMONG ANY ONE OR MORE OF THE SERIES ESTABLISHED AND DESIGNATED FROM TIME TO TIME IN SUCH MANNER AND ON SUCH BASIS AS THE TRUSTEES IN THEIR SOLE DISCRETION DEEM FAIR AND EQUITABLE. EACH ALLOCATION OF LIABILITIES, EXPENSES, COSTS, CHARGES AND RESERVES BY THE TRUSTEES SHALL BE CONCLUSIVE AND BINDING UPON THE SHAREHOLDERS OF ALL SERIES FOR ALL PURPOSES. THE TRUSTEES SHALL HAVE FULL DISCRETION, TO THE EXTENT NOT INCONSISTENT WITH THE 1940 ACT, TO DETERMINE WHICH ITEMS SHALL BE TREATED AS INCOME AND WHICH ITEMS AS CAPITAL; AND EACH SUCH DETERMINATION AND ALLOCATION SHALL BE CONCLUSIVE AND BINDING UPON THE SHAREHOLDERS. THE ASSETS OF A PARTICULAR SERIES OF THE TRUST SHALL, UNDER NO CIRCUMSTANCES, BE CHARGED WITH LIABILITIES ATTRIBUTABLE TO ANY OTHER SERIES OF THE TRUST. ALL PERSONS EXTENDING CREDIT TO, OR CONTRACTING WITH OR HAVING ANY CLAIM AGAINST A PARTICULAR SERIES OF THE TRUST SHALL LOOK ONLY TO THE ASSETS OF THAT PARTICULAR SERIES FOR PAYMENT OF SUCH CREDIT, CONTRACT OR CLAIM. NO SHAREHOLDER OR FORMER SHAREHOLDER OF ANY SERIES SHALL HAVE ANY CLAIM ON OR RIGHT TO ANY ASSETS ALLOCATED OR BELONGING TO ANY OTHER SERIES.

         (f) EACH SHARE OF A SERIES OF THE TRUST SHALL REPRESENT A BENEFICIAL INTEREST IN THE NET ASSETS OF SUCH SERIES. EACH HOLDER OF SHARES OF A SERIES SHALL BE ENTITLED TO RECEIVE A PRO RATA SHARE OF DISTRIBUTIONS OF INCOME AND CAPITAL GAINS MADE WITH RESPECT TO SUCH SERIES, EXCEPT AS PROVIDED IN SECTION 6.6 HEREOF. UPON REDEMPTION OF HIS SHARES OR INDEMNIFICATION FOR LIABILITIES INCURRED BY REASON OF HIS BEING OR HAVING BEEN A SHAREHOLDER OF A SERIES, SUCH SHAREHOLDER SHALL BE PAID SOLELY OUT OF THE FUNDS AND PROPERTY OF SUCH SERIES OF THE TRUST. UPON LIQUIDATION OR TERMINATION OF A SERIES OF THE TRUST, EACH SHAREHOLDER OF SUCH SERIES SHALL BE ENTITLED TO RECEIVE A PRO RATA SHARE OF THE NET ASSETS OF SUCH SERIES BASED UPON THE VALUE OF HIS OR HER SHARES AS A PERCENTAGE OF ALL OUTSTANDING SHARES OF THE SERIES. A SHAREHOLDER OF A PARTICULAR SERIES OF THE TRUST SHALL NOT BE ENTITLED TO PARTICIPATE IN A DERIVATIVE OR CLASS ACTION ON BEHALF OF ANY OTHER SERIES OR THE SHAREHOLDERS OF ANY OTHER SERIES OF THE TRUST.

         (g) THE ESTABLISHMENT AND DESIGNATION OF ANY SERIES OF SHARES SHALL BE EFFECTIVE UPON THE EXECUTION BY A MAJORITY OF THE THEN TRUSTEES OF AN INSTRUMENT SETTING FORTH THE ESTABLISHMENT AND DESIGNATION OF SUCH SERIES. SUCH INSTRUMENT SHALL ALSO SET FORTH ANY RIGHTS AND PREFERENCES OF SUCH SERIES WHICH ARE IN ADDITION TO THE RIGHTS AND PREFERENCES OF SHARES SET FORTH IN THIS DECLARATION. AT ANY TIME THAT THERE ARE NO SHARES OUTSTANDING OF ANY PARTICULAR SERIES PREVIOUSLY ESTABLISHED AND DESIGNATED, THE TRUSTEES MAY BY AN INSTRUMENT EXECUTED BY A MAJORITY OF THEIR NUMBER ABOLISH THAT SERIES AND THE ESTABLISHMENT AND DESIGNATION THEREOF. EACH INSTRUMENT REFERRED TO IN THIS PARAGRAPH SHALL HAVE THE STATUS OF AN AMENDMENT TO THIS DECLARATION.

6.6 DESIGNATION OF CLASSES. THE TRUSTEES, IN THEIR DISCRETION FROM TIME TO TIME, MAY AUTHORIZE THE DIVISION OF THE TRUST OR ANY OF ITS SERIES INTO TWO OR MORE CLASSES. CLASSES SHALL BE ESTABLISHED AND DESIGNATED, AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES AS BETWEEN THE DIFFERENT CLASSES SHALL BE FIXED AND DETERMINED, BY THE TRUSTEES; PROVIDED, THAT ALL SHARES OF THE TRUST OR OF ANY SERIES SHALL BE IDENTICAL TO ALL OTHER SHARES OF THE TRUST OR THE SAME SERIES, AS THE CASE MAY BE, EXCEPT THAT THERE MAY BE VARIATIONS BETWEEN DIFFERENT CLASSES AS TO ALLOCATION OF EXPENSES, RIGHT OF REDEMPTION, SPECIAL AND RELATIVE RIGHTS AS TO DIVIDENDS AND ON LIQUIDATION, CONVERSION RIGHTS, AND CONDITIONS UNDER WHICH THE SEVERAL CLASSES SHALL HAVE SEPARATE VOTING RIGHTS. ALL REFERENCES TO SHARES IN THIS DECLARATION SHALL BE DEEMED TO BE SHARES OF ANY OR ALL CLASSES AS THE CONTEXT MAY REQUIRE. THE VARIOUS CLASSES OF SHARES OF EACH SERIES DESIGNATED AND CLASSIFIED SHALL BE SUBJECT TO ALL PROVISIONS OF THE DECLARATION OF TRUST RELATING TO SHARES OF THE TRUST GENERALLY, AND THOSE SET FORTH AS FOLLOWS:

         (a) ALL PROVISIONS HEREIN RELATING TO THE TRUST, OR ANY SERIES OF THE TRUST, SHALL APPLY EQUALLY TO EACH CLASS OF SHARES OF THE TRUST OR OF ANY SERIES OF THE TRUST, EXCEPT AS THE CONTEXT REQUIRES OTHERWISE.

         (b) THE NUMBER OF SHARES OF EACH CLASS THAT MAY BE ISSUED SHALL BE UNLIMITED. THE TRUSTEES MAY CLASSIFY OR RECLASSIFY ANY SHARES OR ANY SERIES OF ANY SHARES INTO ONE OR MORE CLASSES THAT MAY BE ESTABLISHED AND DESIGNATED FROM TIME TO TIME. THE TRUSTEES MAY HOLD AS TREASURY SHARES (OF THE SAME OR SOME OTHER CLASS), REISSUE FOR SUCH CONSIDERATION AND ON SUCH TERMS AS THEY MAY DETERMINE, OR CANCEL ANY SHARES OF ANY CLASS REACQUIRED BY THE TRUST AT THEIR DISCRETION FROM TIME TO TIME.

         (c) THE ASSETS OF EACH CLASS OF A SERIES SHALL BE INVESTED IN THE SAME INVESTMENT PORTFOLIO OF THE TRUST.

         (d) THE DIVIDENDS AND DISTRIBUTIONS OF INVESTMENT INCOME AND CAPITAL GAINS WITH RESPECT TO EACH CLASS OF SHARES SHALL BE IN SUCH AMOUNT AS MAY BE DECLARED FROM TIME TO TIME BY THE TRUSTEES, AND THE DIVIDENDS AND DISTRIBUTIONS OF EACH CLASS OF SHARES MAY VARY FROM THE DIVIDENDS AND DISTRIBUTIONS OF THE OTHER CLASSES OF SHARES TO REFLECT DIFFERING ALLOCATIONS OF THE EXPENSES OF THE TRUST AMONG THE HOLDERS OF EACH CLASS AND ANY RESULTANT DIFFERENCES BETWEEN THE NET ASSET VALUE PER SHARE OF EACH CLASS, TO SUCH EXTENT AND FOR SUCH PURPOSES AS THE TRUSTEES MAY DEEM APPROPRIATE.

               THE ALLOCATION OF INVESTMENT INCOME OR CAPITAL GAINS AND EXPENSES AND LIABILITIES OF THE TRUST AMONG THE CLASSES SHALL BE DETERMINED BY THE TRUSTEES IN A MANNER THEY DEEM APPROPRIATE.

         (e) LIABILITIES, EXPENSES, COSTS, CHARGES AND RESERVES RELATED TO THE DISTRIBUTION OF, AND OTHER IDENTIFIED EXPENSES THAT SHOULD PROPERLY BE ALLOCATED TO, THE SHARES OF A PARTICULAR CLASS MAY BE CHARGED TO AND BORNE SOLELY BY SUCH CLASS AND THE BEARING OF EXPENSES SOLELY BY A CLASS OF SHARES MAY BE APPROPRIATELY REFLECTED (IN A MANNER DETERMINED BY THE TRUSTEES) AND CAUSE DIFFERENCES IN THE NET ASSET VALUE ATTRIBUTABLE TO, AND THE DIVIDEND, REDEMPTION AND LIQUIDATION RIGHTS OF, THE SHARES OF DIFFERENT CLASSES. EACH ALLOCATION OF LIABILITIES, EXPENSES, COSTS, CHARGES AND RESERVES BY THE TRUSTEES SHALL BE CONCLUSIVE AND BINDING UPON THE SHAREHOLDERS OF ALL CLASSES FOR ALL PURPOSES.

         (f) THE HOLDERS OF EACH CLASS OF SHARES OF EACH SERIES SHALL HAVE (I) EXCLUSIVE VOTING RIGHTS WITH RESPECT TO PROVISIONS OF ANY SERVICE PLAN OR SERVICE AND DISTRIBUTION PLAN ADOPTED BY THE TRUST PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT (A "PLAN") APPLICABLE TO THE RESPECTIVE CLASS OF THE RESPECTIVE SERIES AND (II) NO VOTING RIGHTS WITH RESPECT TO THE PROVISIONS OF ANY PLAN APPLICABLE TO ANY OTHER CLASS OR SERIES OF SHARES OR WITH REGARD TO ANY OTHER MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS WHICH DOES NOT AFFECT HOLDERS OF THAT RESPECTIVE CLASS OF THE RESPECTIVE SERIES OF SHARES.

         (g) THE ESTABLISHMENT AND DESIGNATION OF ANY CLASS OF SHARES SHALL BE EFFECTIVE UPON THE EXECUTION BY A MAJORITY OF THE THEN TRUSTEES OF AN INSTRUMENT SETTING FORTH SUCH ESTABLISHMENT AND DESIGNATION AND THE RELATIVE RIGHTS AND PREFERENCES OF SUCH CLASS, OR AS OTHERWISE PROVIDED IN SUCH INSTRUMENT. THE TRUSTEES MAY, BY AN INSTRUMENT EXECUTED BY A MAJORITY OF THEIR NUMBER, ABOLISH ANY CLASS AND THE ESTABLISHMENT AND DESIGNATION THEREOF. EACH INSTRUMENT REFERRED TO IN THIS PARAGRAPH SHALL HAVE THE STATUS OF AN AMENDMENT TO THIS DECLARATION.

6.7 Register of Shares. A register shall be kept at the principal office of the Trust {or of any transfer agent duly appointed by the Trustees under the direction of the Trustees}(41) which shall contain the names and addresses of the Shareholders, the number of Shares (WITH RESPECT TO EACH SERIES AND CLASS THAT MAY HAVE BEEN ESTABLISHED) held by them and a record of all transfers thereof. SEPARATE REGISTERS SHALL BE ESTABLISHED AND MAINTAINED FOR EACH SERIES AND CLASS OF THE TRUST. EACH SUCH REGISTER SHALL BE CONCLUSIVE AS TO WHO ARE THE HOLDERS OF THE SHARES OF THE APPLICABLE SERIES OR CLASS AND WHO SHALL BE ENTITLED TO EXERCISE OR ENJOY THE RIGHTS OF SHAREHOLDERS. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to such Shareholder as herein provided, until such Shareholder has given his address to {a transfer agent or such other}(42) officer or agent of the Trustees as shall keep the register for entry thereon. Certificates will not be issued for the Shares.

6.8 {Transfer Agent. The Trustees may enter into transfer agency and shareholder services contracts whereby the other party shall undertake to furnish the Trustees transfer agency and shareholder services. Such services may be provided by one or more entities.}(43)

6.9 Transfer of Shares. Shares shall be transferred on the records of the Trust only by the record holder thereof or by the record holder's agent thereto duly authorized in writing, upon delivery to the Trustees {or a transfer agent of the Trust}(44) of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and other matters as the Trustees {or transfer agent}(45) may reasonably require. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor {any transfer agent or}(46) registrar nor any officer, employee, or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence to the Trustees {or a transfer agent of the Trust}(47), but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes and neither the Trustees {nor any transfer agent or}(48) registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.


--------------------
(41)  This text does not appear in Aetna GET Fund's Declaration.
(42)  This text does not appear in Aetna GET Fund's Declaration.
(43)  This text does not appear in Aetna GET Fund's Declaration.
(44)  This text does not appear in Aetna GET Fund's Declaration.
(45)  This text does not appear in Aetna GET Fund's Declaration.
(46)  This text does not appear in Aetna GET Fund's Declaration.
(47)  This text does not appear in Aetna GET Fund's Declaration.
(48)  This text does not appear in Aetna GET Fund's Declaration.

                                   ARTICLE VII

                                   Custodians
                                   ----------

7.1 Appointment and Duties. The Trustees shall at all times employ a custodian or custodians who shall meet the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act. {As custodians with respect to each Series of the Trust, separate custodians may be employed for the different Series of the Trust.}(49) Any custodian, {acting with respect to one or more Series,}(50) shall have authority as agent of the Trust, {or the Series with respect to which it is acting}(51) but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act:

         (1) to hold the securities owned by the Trust OR ANY SERIES THEREOF and deliver the same upon written order;

         (2) to receive any moneys due to the Trust OR ANY SERIES THEREOF and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

         (3)   to disburse such funds upon orders or vouchers;

         (4) if authorized by the Trustees, to keep the books and accounts of the Trust OR ANY SERIES OR CLASS THEREOF and furnish clerical and accounting services; and

         (5) if authorized to do so by the Trustees, to compute the net income of the Trust OR ANY SERIES OR CLASS THEREOF;

         all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote {of the Series for which the Custodian is acting}(52), the custodian shall deliver and pay over all property of the Trust OR ANY SERIES THEREOF held by it as specified in such vote.

         The Trustees may also authorize each custodian to employ one or more sub-custodians to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

7.2 Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust OR ANY SERIES THEREOF in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the custodian at the direction of the Trustees.

                                  ARTICLE VIII

                                   Redemption
                                   ----------

8.1 Redemptions. All outstanding Shares of the Trust OR ANY SERIES OR CLASS THEREOF may be redeemed at the option of the Shareholders thereof, upon and subject to the terms and conditions provided in this Article VIII. The Trust shall, upon application of any Shareholder, {or pursuant to authorization from any Shareholder of a particular Series,}(53) redeem or repurchase from such Shareholder outstanding Shares {of such Series}(54) for an amount per [begin strikethrough]s[end strikethrough]Share determined by the application of a formula adopted for such purpose by the Trustees (which formula shall be consistent with the 1940 Act); provided that (a) such amount per [begin strikethrough]s[end strikethrough]Share shall not exceed the cash equivalent of the proportionate interest of each [begin strikethrough]s[end strikethrough]Share in the assets of {the series of}(55) the Trust at the time of the purchase or redemption and (b) if so authorized by the Trustees, the Trust OR ANY SERIES OR CLASS THEREOF, to the extent permitted under the 1940 Act, may charge fees for effecting such redemption, at such rates as the Trustees may establish to the extent permitted under the 1940 Act, and, from time to time, pursuant to such Act, suspend such right of redemption. {The procedures for effecting redemption shall be as set forth in the Prospectus with respect to the applicable Series from time to time.}(56)


--------------------
(49)  This text appears in Aetna GET Fund's Declaration only.
(50)  This text appears in Aetna GET Fund's Declaration only.
(51)  This text appears in Aetna GET Fund's Declaration only.
(52)  This text appears in Aetna GET Fund's Declaration only.
(53)  This text appears in Aetna GET Fund's Declaration only.
(54)  This text appears in Aetna GET Fund's Declaration only.
(55)  This text appears in Aetna GET Fund's Declaration only.
(56)  This text appears in Aetna GET Fund's Declaration only.

8.2 Involuntary Redemption of Shares; Disclosure of Holding. {The Trustees shall have the power to require the redemption of Shares, of any Shareholder of any Series if at any time the account does not have a minimum dollar value, determined by the Trustees in their sole discretion, at a redemption price determined in accordance with Section
         8.1 or to impose monthly service charges on such accounts.}(57) If the Trustees shall in good faith be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power {by lot or other means deemed equitable by them (i) to call for redemption a number, or principal amount, of Shares or other securities of the Trust sufficient, in the opinion of the Trustees, to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would, in the opinion of the Trustees, result in such disqualification. The redemption shall be effected at a redemption price determined in accordance with Section 8.1.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code or with the requirements of any other taxing authority.}(58)

8.3 {Redemptions of Small Accounts; Service Charges on Small Accounts. Due to the relatively high cost of maintaining small investment accounts, the Trustees shall have the power to require the redemption of Shares of any Shareholder having a small value in the aggregate at a redemption price determined in accordance with Section 8.1 or to impose monthly service charges on such accounts.}59

                                   ARTICLE IX

                        Determination of Net Asset Value,
                          Net Income and Distributions
                          ----------------------------

9.1 Net Asset Value. The net asset value of each outstanding Share of the Trust OR ANY SERIES OR CLASS THEREOF shall be determined at such time as the Trustees may determine, in accordance with the 1940 Act {, with respect to each Series OR CLASS}(60). The method of determination of net asset value shall be determined by the Trustees {and shall be as set forth in the prospectus with respect to the applicable Series}(61). The power and duty to make the daily calculations {for any Series}(62) may be delegated by the Trustees to the adviser, administrator, manager, custodian, transfer agent or such other persons as the Trustees may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

9.2 Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders OF ANY SERIES OR CLASS such proportion of the net profits, surplus (including paid-in surplus), capital, or assets WITH RESPECT TO SUCH SERIES OR CLASS held by the Trustees as they may deem proper. ALL DIVIDENDS ON SHARES OF A SERIES OR CLASS SHALL BE PAID ONLY OUT OF THE INCOME BELONGING TO THAT SERIES OR CLASS, AND CAPITAL GAINS DISTRIBUTIONS ON SHARES OF A SERIES OR CLASS SHALL BE PAID ONLY OUT OF THE CAPITAL GAINS BELONGING TO THAT SERIES OR CLASS. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust OR SUCH SERIES or any assets thereof), and the Trustees may distribute ratably among the Shareholders OF ANY SERIES OR CLASS additional Shares OF SUCH SERIES OR CLASS in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust OR ANY SERIES or to meet obligations of the Trust OR SUCH SERIES, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate {[begin strikthrough] for such Series[end strikethrough]}(63). THE ABOVE PROVISIONS MAY BE MODIFIED TO THE EXTENT REQUIRED BY A PLAN ADOPTED BY THE TRUSTEES TO ESTABLISH CLASSES OF SHARES OF THE TRUST OR OF A SERIES.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof under generally accepted accounting principles, the above provisions shall be interpreted to give the Trustees the power to


--------------------
(57)  This text appears in Aetna GET Fund's Declaration only.
(58) Aetna Variable Encore Fund's Declaration does not have this language. It states that Trustees have the power "to compel the redemption of shares, reject any order for the purchase of shares or refuse to give effect to the transfer of shares."
(59)  This text does not appear in Aetna GET Fund's Declaration.
(60)  This text appears in Aetna GET Fund's Declaration only.
(61)  This text appears in Aetna GET Fund's Declaration only.
(62)  This text appears in Aetna GET Fund's Declaration only.
(63)  This text appeared in Aetna GET Fund's Declaration only.

         distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust OR ANY SERIES THEREOF to avoid or reduce liability for taxes.

9.3 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article IX, the Trustees may prescribe such other bases and times for determining the per share net asset value of the Shares or net income {[begin strikethrough]of any Series[end strikethrough]}(64), or the declaration and payment of dividends and distributions as they may deem necessary to enable the Trust OR ANY SERIES THEREOF to comply with any provision of the 1940 Act, or the requirements of any securities association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

                                    ARTICLE X

                                  Shareholders
                                  ------------

10.1     Meetings of Shareholders.
         ------------------------

         (a) Meetings. Meetings of the Shareholders shall be held, at such place within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. Such meetings(65) may be called by the Trustees or the President {of the Trust}(66) and shall be called by the Trustees upon written request of Shareholders {of any Series}(67) owning {in the aggregate}(68) at least {one-tenth}(69) of the outstanding Shares {of such Series}(70) entitled to vote. The Secretary shall give at least ten and not more than ninety days written notice of any meeting.

         (b) Quorum. At any Shareholder meeting, unless otherwise provided by law, this Declaration, or the By-Laws, the presence in person or by proxy of a majority(71) of the votes entitled to be cast constitutes a quorum, and a majority of the votes so present is sufficient to approve any matter properly before the meeting.

10.2 Voting Powers. The Shareholders shall have power to vote (i) for the election of Trustees WHEN THAT ISSUE IS SUBMITTED TO SHAREHOLDERS [begin strikethrough]as provided in Section 2.2[end strikethrough];
         (ii) for the removal of Trustees as provided in Section 2.2[begin strikethrough]3[end strikethrough](d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Section 4.1; (iv) with respect to [begin strikethrough]any[end strikethrough] termination or reorganization of the Trust OR ANY SERIES OR CLASS as provided in Sections 11.[begin strikethrough], 11.3,[end strikethrough] and 11.4; (v) with respect to the amendment of this Declaration of Trust as provided in Section 11.3; (vi) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust OR ANY SERIES OR CLASS THEREOF or the Shareholders (PROVIDED, HOWEVER, THAT A SHAREHOLDER OF A PARTICULAR SERIES OR CLASS SHALL NOT BE ENTITLED TO BRING A DERIVATIVE OR CLASS ACTION ON BEHALF OF ANY OTHER SERIES OR CLASS (OR SHAREHOLDER OF ANY OTHER SERIES OR CLASS) OF THE TRUST); and
         (vii) with respect to such additional matters relating to the Trust OR ANY SERIES OR CLASS THEREOF as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration of the Trust or its [begin strikethrough]s[end strikethrough]Shares with the Securities and Exchange Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by the law, this Declaration of Trust or the By-Laws of the Trust to be taken by Shareholders. {Any matter affecting a particular Series, including without limitation matters affecting the investment advisory arrangements or investment policies or restrictions of a Series, shall not be deemed to have been effectively acted upon unless approved by the required vote of the Shareholders of such Series. Notwithstanding the foregoing, to the extent permitted by the 1940 Act, each Series shall not be required to vote separately on the selection of independent public accountants, the election of Trustees or any submission with respect to a contract with a principal underwriter or distributor.}(72) AS TO ANY MATTER WITH RESPECT TO WHICH A SEPARATE VOTE OF A PARTICULAR SERIES OR CLASS IS REQUIRED BY THE 1940 ACT OR APPLICABLE MASSACHUSETTS LAW, ONLY THE HOLDERS OF SHARES OF THE AFFECTED SERIES OR CLASS SHALL BE ENTITLED TO VOTE.

10.3 Notice of Meetings. Notice of each meeting of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the {Trustees}(73) by mail to each Shareholder at his registered address, mailed at least 10 days and not more than 90 [begin strikethrough]60[end strikethrough]

--------------------
(64)  This text appeared in Aetna GET Fund's Declaration only.
(65) Aetna Income Shares' and Aetna GET Fund's Declarations include "of the Shareholders".
(66)  This text does not appear in Aetna Variable Encore Fund's Declaration.
(67)  This text appears in Aetna GET Fund's Declaration only.
(68)  This text appears in Aetna GET Fund's Declaration only.
(69)  Aetna GET Fund's Declaration states "one-fourth" instead.
(70)  This text appears in Aetna GET Fund's Declaration only.
(71) Aetna Variable Encore Fund's Declaration requires one-fourth of the votes entitled to be cast, rather than a majority, for quorum.
(72)  This text appears in Aetna GET Fund's Declaration only.
(73)  Aetna GET Fund's Declaration substitutes "Secretary" for "Trustees".

         days before the meeting. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned without further notice.

10.4 Record Date for Meetings. For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date not more than 90 days prior to the date of any meeting of Shareholders or {daily dividends or}(74) other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments, which shall be governed by
         Section 9.2.

10.5 Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. Unless a proxy provides otherwise, it is not valid more than 11 months after its date.

10.6 Reports. The Trustees shall cause to be prepared {with respect to each Series}(75) at least annually a report of operations containing a balance sheet and statement of income and undistributed income of the {Trust OR ITS}(76) SERIES prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements {of the applicable Series}(77). Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act. The Trustees shall, in addition, furnish to the Shareholders at least semiannually interim reports containing an unaudited balance sheet {of the Series}(78) as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

10.7 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

10.8 Shareholder Action by Written Consent. Any action which may be taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                                   ARTICLE XI

                         Duration; Termination of Trust;
                            Amendment; Mergers, Etc.
                            ------------------------

11.1 Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust SHALL CONTINUE WITHOUT LIMITATION OF TIME. [begin strikethrough]created hereby shall continue until the expiration of 20 years after the death of the last survivor of the initial Trustees named herein and the following named persons:

         Name                                     Address                                Date of Birth
         ----                                     -------                                -------------
         Tyler V. Hill                            85 Ledyard Rd.                         2/25/75
                                                  West Hartford, CT  06117

         Rebecca D. Ellis                         130 Country View Drive                 5/19/77
                                                  South Windsor, CT  06074[end strikethrough]


--------------------
(74)  This text does not appear in Aetna GET Fund's Declaration.
(75)  This text appears in Aetna GET Fund's Declaration only.
(76)  Aetna GET Fund's Declaration states "applicable" instead.
(77)  This text appears in Aetna GET Fund's Declaration only.
(78)  This text appears in Aetna GET Fund's Declaration only.

11.2     Termination.
         -----------

         (a) The Trust OR ANY SERIES THEREOF may be terminated (I) by the affirmative vote of the holders of [begin strikethrough]not less than two-thirds[end strikethrough] A MAJORITY of the Shares {[begin strikethrough]of each Series of the Trust[end strikethrough]}(79) ENTITLED TO VOTE [begin strikethrough]of the Trust[end strikethrough] at any meeting of Shareholders, or (II) by an instrument in writing, SIGNED BY A MAJORITY OF THE TRUSTEES. [begin strikethrough]without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares. {Any Series may be terminated by vote or written consent of holders of not less than two-thirds of the shares of such Series or as provided upon the establishment of the Series.}[end strikethrough](80) Upon the termination of the Trust OR ANY SERIES,

               (i) The Trust OR THE SERIES shall carry on no business except for the purpose of winding up its affairs.

               (ii) The Trustees shall proceed to wind up the affairs of the Trust OR THE SERIES and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust OR THE SERIES shall have been wound up, including the power to fulfill or discharge the contracts of the Trust OR THE SERIES, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property OR THE PROPERTY OF THE SERIES to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business[begin strikethrough]; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by vote or consent of the holders of a majority of the Shares entitled to vote[end strikethrough].

               (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property OR THE PROPERTY OF THE SERIES, in cash or in kind or partly in each, among the Shareholders according to their respective rights.

                      THE FOREGOING PROVISIONS SHALL ALSO APPLY, WITH APPROPRIATE MODIFICATIONS AS DETERMINED BY THE TRUSTEES, TO THE TERMINATION OF ANY CLASS.

         (b) After termination of the Trust OR ANY SERIES OR CLASS THEREOF and distribution to the Shareholders, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination. Upon termination of the Trust OR THE SERIES OR CLASS, the Trustees shall be discharged from all further liabilities and duties hereunder, {[begin strikethrough]with respect to such Series,[end strikethrough]}(81) and the rights and interests of all Shareholders OF THE TRUST OR SERIES OR CLASS shall cease.

11.3     Amendment Procedure.
         -------------------

         (a) This Declaration may be amended by the affirmative vote of the holders of not less than a majority of the Shares at any meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. NOTWITHSTANDING THE FOREGOING, THE TRUSTEES MAY AMEND THIS DECLARATION WITHOUT THE VOTE OR CONSENT OF SHAREHOLDERS IF THEY DEEM IT NECESSARY OR DESIRABLE TO DESIGNATE OR REDESIGNATE SERIES OR CLASSES, TO CHANGE THE NAME OF THE TRUST OR ANY SERIES OR CLASS THEREOF, TO SUPPLY ANY OMISSION, TO CURE, CORRECT OR SUPPLEMENT ANY AMBIGUOUS, DEFECTIVE OR INCONSISTENT PROVISION HEREOF, OR TO MAKE ANY OTHER CHANGES IN THE DECLARATION WHICH DO NOT MATERIALLY ADVERSELY AFFECT THE RIGHTS OF SHAREHOLDERS HEREUNDER. {The Shareholders of each Series shall have the right to vote separately on amendments to this Declaration to the extent provided by Section 10.2.}(82) The Trustees may also amend this Declaration without the vote or consent of Shareholders {as provided in SectionS 6.5(G) AND 6.6(G) [begin strikethrough]6.2(e)[end strikethrough] or}(83) if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations, or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

         (b) No amendment may be made, under Section 11.3(a) above, which would change any rights with respect to any Shares of the Trust OR ANY SERIES OR CLASS THEREOF by reducing the amount payable thereon upon liquidation of the Trust {OR ANY SERIES OR CLASS THEREOF }(84) or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of [begin strikethrough]two-thirds[end strikethrough] A MAJORITY of the Shares ENTITLED TO VOTE{[begin strikethrough]of each Series[end strikethrough]}(85). Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the

--------------------
(79)  This text appeared in Aetna GET Fund's Declaration only.
(80)  This text appeared in Aetna GET Fund's Declaration only.
(81)  This text appeared in Aetna GET Fund's Declaration only.
(82)  This text appears in Aetna GET Fund's Declaration only.
(83)  This text appears in Aetna GET Fund's Declaration only.
(84)  This text does not appear in Aetna GET Fund's Declaration.
(85)  This text appeared in Aetna GET Fund's Declaration only.


                                      E16

               Shareholders, Trustees, officers, employees and agents of the Trust OR ANY SERIES THEREOF, or to permit assessments upon Shareholders.

         (c) A certification in recordable form signed by a majority of the Trustees, OR ANOTHER INSTRUMENT EXECUTED BY AN OFFICER OF THE TRUST PURSUANT TO A VOTE OF A MAJORITY OF THE TRUSTEES, setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         [begin strikethrough]Notwithstanding any other provision hereof, until the {1984}(86) meeting of the shareholder or shareholders of the Trust, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.[end strikethrough]

11.4 Merger, Consolidation and Sale of Assets. SUBJECT TO APPLICABLE LAW, The Trust OR ANY SERIES OR CLASS THEREOF may merge or consolidate with any other corporation, association, PARTNERSHIP, LIMITED LIABILITY COMPANY, trust or other organization, OR A SERIES OR CLASS OF ANY OF THEM, INCLUDING ANOTHER SERIES OR CLASS OF THE TRUST, or may sell, lease or exchange all or substantially all of the Trust Property OR THE PROPERTY OF ANY SERIES OR CLASS, including its good will, upon such terms and conditions and for such consideration when and as authorized BY AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF THE TRUSTEES, OR ANOTHER INSTRUMENT EXECUTED BY AN OFFICER OF THE TRUST PURSUANT TO A VOTE OF A MAJORITY OF THE TRUSTEES. [begin strikethrough]at any meeting of Shareholders called for that purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares{of each Series}(87), or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such Shares. { of each Series. Any Series may so merge, consolidate or effect a sale or exchange of assets by the vote or written consent of not less than two-thirds of the Shares of such Series.[end strikethrough]}(88) Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished IN ACCORDANCE WITH [begin strikethrough]under and pursuant to[end strikethrough] the statutes of the Commonwealth of Massachusetts. [begin strikethrough]In respect of any such merger, consolidation, sale or exchange of assets, any Shareholder shall be entitled to rights of appraisal of his Shares to the same extent as a shareholder of a Massachusetts business corporation in respect of a merger, consolidation, sale or exchange of assets of a Massachusetts business corporation, and such right shall be his exclusive remedy in respect of his or her dissent from any such action.[end strikethrough] FURTHER, NOTHING CONTAINED HEREIN SHALL BE CONSTRUED AS REQUIRING APPROVAL OF SHAREHOLDERS FOR ANY RECAPITALIZATION OR RECLASSIFICATION OF ANY SERIES OR CLASS, FOR ANY SALE OF ASSETS IN THE ORDINARY COURSE OF BUSINESS OF THE TRUST, OR FOR ANY TRANSACTION, WHETHER DEEMED A MERGER, CONSOLIDATION, REORGANIZATION OR EXCHANGE OF SHARES OR OTHERWISE, WHEREBY THE TRUST ISSUES SHARES OF ONE OR MORE SERIES OR CLASSES IN CONNECTION WITH THE ACQUISITION OF ASSETS (INCLUDING THOSE SUBJECT TO LIABILITIES) FROM ANY OTHER INVESTMENT COMPANY OR SIMILAR ENTITY, INCLUDING ANOTHER SERIES OR CLASS OF THE TRUST.

11.5 INCORPORATION. WHEN AUTHORIZED BY AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF THE TRUSTEES, OR ANOTHER INSTRUMENT EXECUTED BY AN OFFICER OF THE TRUST PURSUANT TO A VOTE OF A MAJORITY OF THE TRUSTEES, THE TRUSTEES MAY, WITHOUT THE VOTE OR CONSENT OF SHAREHOLDERS, CAUSE TO BE ORGANIZED OR ASSIST IN ORGANIZING A CORPORATION OR CORPORATIONS UNDER THE LAWS OF ANY JURISDICTION OR ANY OTHER TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION OR OTHER ORGANIZATION, OR A SERIES OR CLASS OF ANY OF THEM, TO ACQUIRE ALL OR A PORTION OF THE TRUST PROPERTY OR THE PROPERTY OF ANY SERIES OR CLASS OR TO CARRY ON ANY BUSINESS IN WHICH THE TRUST OR THE SERIES OR CLASS SHALL DIRECTLY OR INDIRECTLY HAVE ANY INTEREST, AND TO SELL, CONVEY AND TRANSFER THE TRUST PROPERTY OR THE PROPERTY OF ANY SERIES OR CLASS TO ANY SUCH CORPORATION, TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION OR ORGANIZATION, OR SERIES OR CLASS THEREOF, IN EXCHANGE FOR THE SHARES OR SECURITIES THEREOF OR OTHERWISE, AND TO LEND MONEY TO, SUBSCRIBE FOR THE SHARES OR SECURITIES OF, AND ENTER INTO ANY CONTRACTS WITH ANY SUCH CORPORATION, TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION OR ORGANIZATION, OR SERIES OR CLASS THEREOF, IN WHICH THE TRUST OR THE SERIES OR CLASS HOLDS OR IS ABOUT TO ACQUIRE SHARES OR ANY OTHER INTEREST. THE TRUSTEES MAY ALSO, WITHOUT THE VOTE OR CONSENT OF SHAREHOLDERS, CAUSE A MERGER OR CONSOLIDATION BETWEEN THE TRUST OR ANY SERIES OR ANY SUCCESSOR THERETO AND ANY SUCH CORPORATION, TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION OR OTHER ORGANIZATION, OR A SERIES OR CLASS OF ANY OF THEM, IF AND TO THE EXTENT PERMITTED BY LAW, AS PROVIDED UNDER THE LAW THEN IN EFFECT.

                                   ARTICLE XII

                                  Miscellaneous
                                  -------------

12.1 Notices. When under applicable law, this Declaration or the By-Laws, notice is required to be given to any Trustee, committee member, officer or Shareholder, such notice may be given, in the case of Shareholders, by mail by depositing the same in a United States post office or letter box, in a postpaid, sealed wrapper, addressed to such Shareholder, at such address as appears on the books of the Trust, and, in the case of Trustees, committee members and officers, by telephone, or by mail or by telegram to the last business or home address known to the Secretary. Such notice shall be deemed given when mailed, telegraphed or telephoned.


--------------------
(86)  Aetna GET Fund's Declaration stated "first" instead.
(87)  This text appeared in Aetna GET Fund's Declaration only.
(88)  This text appeared in Aetna GET Fund's Declaration only.

12.2 Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, containing the original Declaration and all amendments made, may be executed by a majority of the Trustees and shall, upon filing with the State Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

12.3 Resident Agent. The Trust shall maintain a resident agent in the Commonwealth of Massachusetts, which agent shall [begin strikethrough]initially[end strikethrough] be CT Corporation System, 101 FEDERAL STREET [begin strikethrough]2 Oliver[end strikethrough], Boston, MA 02110 [begin strikethrough]02109[end strikethrough]. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the Commonwealth.

12.4 Governing Law. This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts. The rights of all parties and the validity and construction of every provision shall be subject to and construed according to the laws of said State, and reference shall be specifically made to the business corporation law of the Commonwealth of Massachusetts as to the construction of matters not specifically covered herein or as to which an ambiguity exists.

12.5 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust OR ANY SERIES THEREOF, (C) THE ESTABLISHMENT OF ANY SERIES OR CLASS, [begin strikethrough](c)[end strikethrough](D) the due authorization of the execution of any instrument or writing, [begin strikethrough](d)[end strikethrough] (E) the form of any vote passed at a meeting of Trustees or Shareholders, [begin strikethrough](e)[end strikethrough](F) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, [begin strikethrough](f)[end strikethrough](G) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or [begin strikethrough](g)[end strikethrough] (H) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

12.6     Provisions in Conflict With Law or Regulations.
         ----------------------------------------------

         (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction, and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

12.7 COUNTERPARTS. THIS DECLARATION MAY BE SIMULTANEOUSLY EXECUTED IN SEVERAL COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, AND SUCH COUNTERPARTS, TOGETHER, SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT, WHICH SHALL BE SUFFICIENTLY EVIDENCED BY ANY SUCH ORIGINAL COUNTERPART.

[begin strikethrough]12.7     Trust Name. The Trust is adopting its name by
         permission of Aetna Life and Casualty Company, and the Trust's right to use the name "Aetna" is subject to the right of Aetna Life and Casualty Company or its assigns to elect that the Trust stop using the name "Aetna" in any literature or reference whatsoever, in the event that the securities portfolio of the Trust shall cease to be managed by Aetna Life and Casualty Company or some other corporation controlled by, or affiliated with it. The use by this Trust of the name "Aetna" shall in no way prevent Aetna Life and Casualty Company, or any corporation or other entity controlled by or affiliated with said company or its respective successors or assigns, from using or permitting the use of the name "Aetna" for, by or in connection with any other entity or business, whether or not the same directly or indirectly competes or conflicts with this Trust or its business in any manner.[end strikethrough]

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first above written.

[TRUSTEE SIGNATURE LINES]
----------------------------





[     ], AS TRUSTEE AND NOT INDIVIDUALLY

                                    EXHIBIT F

                        FORM OF ADMINISTRATION AGREEMENT

THIS AGREEMENT made this __th day of _____________, 2001 between [name of entity] (the "Fund"), a [corporate form], and ING Pilgrim Group, LLC (the "Administrator"), a Delaware corporation.

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund desires to avail itself of the services of the Administrator for the provision of administrative services for the Fund; and

WHEREAS, the Administrator is willing to render such services to the Fund;

NOW THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

         1. Appointment. The Fund hereby appoints the Administrator, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide administrative services, as described herein, with respect to the Fund. The Administrator accepts such appointment and agrees to render the services set forth herein.

         2. Services of the Administrator. Subject to the general supervision of the Board of Trustees of the Fund, the Administrator shall provide the following administrative services:

               (a) Provide all administrative services reasonably necessary for the operation of the Fund other than the investment advisory services performed by the investment manager or sub-adviser, including, but not limited to: (i) coordinating all matters relating to the operation of the Fund, including any necessary coordination among the investment manager, custodian, transfer agent, dividend disbursing agent, and portfolio accounting agent (including pricing and valuation of the portfolio), accountants, attorneys, and other parties performing services or operational functions for the Fund; (ii) supervising the maintenance by third parties engaged by the Fund of such books and records of the Fund as may be required by applicable federal or state law; (iii) preparing or supervising the preparation by third parties selected by the Fund of all federal, state, and local tax returns and reports required by applicable law; (iv) preparing and filing, with the assistance of counsel, and arranging for the distribution of proxy materials and periodic reports to shareholders as required by applicable law; (v) preparing and arranging for the filing, with the assistance of counsel, of registration statements and other documents with the Securities and Exchange Commission (the "SEC") and other federal and state regulatory authorities as may be required by applicable law; (vi) taking such other action with respect to the Fund as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; (vii) providing the Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund as contemplated in this Agreement; (viii) assist the Fund in conducting periodic repurchase offers in accordance with Rule 23c-3 under the 1940 Act; (ix) arranging for meetings of the Fund's Board of Trustees and, in connection therewith, providing the Board with necessary or appropriate information for its meetings; (x) providing non-investment related statistical and research data and such other reports, evaluations and information as the Fund may request from time to time; (xi) maintaining the Fund's existence, and during such time as shares of the Fund are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and (xii) responding to inquiries from shareholders or their agents or representatives relating to the Fund, concerning, among other things, exchanges among funds, or referring any such inquiries to the Fund's officers or transfer agent. Nothing in this provision shall be deemed to inhibit the Fund or its officers from engaging, at the expense of the Fund, other persons to assist in providing administrative services to the Fund including, but not limited to, accounting agents, recordkeeping agents, proxy solicitation agents, attorneys, accountants, consultants and others.

               (b) Render to the Board of Trustees of the Fund such periodic and special reports as the Board may reasonably request;

               (c) Make available its officers and employees to the Board of Trustees and officers of the Fund for consultation and discussions regarding the administration of the Fund and the services provided to the Fund under this Agreement; and

               (d) Develop and implement, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

         3. Conformity With Applicable Law. The Administrator, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Trustees of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

         4. Exclusivity. The services of the Administrator to the Fund under this Agreement are not to be deemed exclusive, and the Administrator, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in other activities, so long as its services hereunder are not impaired thereby.

         5. Expenses. During the term of this Agreement, the Administrator will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by the investment manager pursuant to an Investment Management Agreement. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the administration fee payable hereunder; advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; fees of accountants and accounting services; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; all expenses of periodic repurchase offers and of preparing, printing, and mailing repurchase offer material to shareholders; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not "interested persons" of the Fund as that term is defined in the 1940 Act; trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses. To the extent the Administrator incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Administrator for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Administrator, the Administrator shall be entitled to recover from the Fund only to the extent of its costs for such services.

         6.    Compensation.
               ------------

               (a) For the services provided by the Administrator pursuant to this Agreement, the Fund will pay to the Administrator the annual fee set forth in Schedule A hereto.

               (b) The administration fee shall be accrued daily by the Fund and paid to the Administrator at the end of each calendar month.

         7. Liability of the Administrator. The Administrator may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Administrator nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Administrator's duties, or by reason of reckless disregard of the Administrator's obligations and duties under this Agreement. The liability incurred by the Administrator pursuant to this paragraph 7 in any year shall be limited to the revenues of the Administrator derived from the Fund in that fiscal year of the Fund. The Administrator shall look solely to Fund property for satisfaction of claims of any nature against the Fund or a trustee, officer, employee or agent of the Fund individually arising in connection with the affairs of the Fund.

         8. Continuation and Termination. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested person (as such term is defined in the 1940 Act) of the Administrator, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect through December 31, 2002 [begin strikethrough]for two (2) years from the effective date of this Agreement,[end strikethrough] and shall continue from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees of the Fund, including a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940
               Act) of the Fund or the Administrator.

               This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Fund on sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, on sixty (60) days' written notice to the Fund.

         9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         10.   Applicable Law.

               (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

               (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

               (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         11. Limitation of Liability for Claims. The Distributor is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and agrees that the obligations assumed by the Trust on behalf of the Portfolios pursuant to this Agreement shall be limited in all cases to the applicable Portfolio and its assets, and the Distributor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolio of the Trust, or from any trustee, officer, employee or agent of the Trust. The Distributor understands that the rights and obligations of each Portfolio under the Declaration are separate and distinct from those of any and all other Portfolios. [MASSACHUSETTS BUSINESS TRUSTS ONLY]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          [NAME OF ENTITY]



                                          By: ________________________________



                                          ING PILGRIM GROUP, LLC



                                          By: _________________________________.

[INSURANCE COMPANY NAME]
[PORTFOLIO NAME]

                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
                              THE BOARD OF THE FUND

This proxy card is solicited in connection with the special meeting of shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 20, 2002 and at any adjournment or postponement thereof (the "Special Meeting"). Please refer to the Proxy Statement for a discussion of the matters to voted upon at the Special Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS [J. SCOTT FOX AND WAYNE F. BALTZER] TO VOTE THE SHARES LISTED BELOW AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED, YOUR SHARES WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, YOUR SHARES WILL BE VOTED BY THE PROXIES FOR APPROVAL OF THE PROPOSALS.

Dated:   _______________ __, 2002

Please sign exactly as name appears on this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized persons.

-------------------------------
Signature




-------------------------------
Signature (if held jointly)

Please vote the shares listed on the front of this card by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

EXAMPLE: [  ]

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.
                                               ---

                                                                     FOR          AGAINST         ABSTAIN

1.   (FOR SHAREHOLDERS OF ALL FUNDS)  To approve a new
     Investment Management Agreement between the Fund and ING
     Pilgrim Investments, LLC.                                       [ ]            [ ]             [ ]

2.   (FOR SHAREHOLDERS OF ALL FUNDS EXCEPT THE AETNA
     TECHNOLOGY VP)  To approve a new Sub-Advisory Agreement
     between ING Pilgrim Investments, LLC and Aeltus                 [ ]            [ ]             [ ]
     Investment Management, Inc.

3.   (FOR SHAREHOLDERS OF THE AETNA TECHNOLOGY VP ONLY)  To
     approve a new Sub-Advisory Agreement between ING Pilgrim
     Investments, LLC and Elijah Asset Management, LLC.              [ ]            [ ]             [ ]

4.   (FOR SHAREHOLDERS OF ALL FUNDS)  To approve Amended and
     Restated Articles of Incorporation or Amended and
     Restated Declaration of Trust, as applicable.                   [ ]            [ ]             [ ]

5.   (FOR SHAREHOLDERS OF AETNA VARIABLE FUND, AETNA VARIABLE
     ENCORE FUND, AETNA INCOME SHARES, AND AETNA GET FUND
     ONLY)  To approve a new Administration Agreement with           [ ]            [ ]             [ ]
     ING Pilgrim Group, LLC.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE SPECIAL        [ ]            [ ]             [ ]
MEETING, AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.